Exhibit 10.9

THIS OFFER OF REPURCHASE HAS NOT BEEN REVIEWED OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE OR PROVINCIAL SECURITIES DIVISON OR COMMISSION; NOTHING CONTAINED IN THIS OFFERING MEMORANDUM SHOULD BE DEEMED TO BE A REPRESENTATION THAT THE AMOUNT OFFERED BY THE COMPANY IS EQUAL TO THE AMOUNT RECOVERABLE BY THE OFFEREES IN A SUIT AGAINST THE COMPANY.  NEITHER THE SEC NOR THE DIVISION ENDORSES THIS OFFER AND MAKES NO RECOMMENDATION AS TO ITS ACCEPTANCE OR REJECTION.

REPURCHASE OFFER MEMORANDUM

(Memorandum)

relating to the repurchase of common stock issued by

SERIESONE, INC. (formerly Finfora, Inc.)

A Delaware corporation

This offering is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

The purchase of the securities involves a high degree of risk.  See section entitled “Risk Factors” below.

IMPORTANT DISCLAIMERS AND RELATED MATTERS

The securities discussed hereunder may not be re-offered for sale or resold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an available exemption from registration under the Act.

Investment in the securities involves a high degree of risk. In making an investment decision, investors must rely on their own examination of seriesOne, Inc. and the terms of the offering, including the merits and risks involved.   Investors should retain their own professional advisors to review and evaluate the financial, economic, tax, and other consequences of this investment.  Investors should not invest any funds unless they can afford to lose their investment in its entirety.

The United States Securities and Exchange Commission has not passed upon the merits of this offering or given its approval to any securities offered or to the terms of the offering. The United States Securities and Exchange Commission has not passed upon the accuracy or completeness of this disclosure statement.

This offering is subject to withdrawal, cancellation or modification by the offeror at any time without notice.

Each offeree may, if the offeree so desires, ask questions and receive answers concerning the terms and conditions of the offering and obtain any additional information that seriesOne, Inc. possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished in this document. Any requests for additional information should be made to Michael J. Mildenberger, CEO at Michael@seriesone.com.

The distribution of this document and the offering of the securities described herein may be restricted by law in certain jurisdictions. This disclosure statement does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation.

SUMMARY OF REPURCHASE OFFER

This Repurchase Offer (the “Repurchase Offer”) is made by seriesOne, Inc., (formerly Finfora, Inc.), a Delaware corporation (the “Offeror”, “we”, “our”, “us”), with respect to common shares of the Offeror (the “Subject Securities”) issued by the Offeror to various investors in exchange cash (individually, an “Investor” and collectively, the “Investors”).  Pursuant to this Repurchase Offer, the Offeror is offering to re-purchase the Subject Securities from the Investors under the terms and conditions set forth herein.  This Repurchase Offer Memorandum (the “Memorandum”) sets forth the terms and conditions of the Repurchase Offer.  The address for the Offeror is 175 SW 7th Street, Suite 1800, Miami, Florida 33130 and its telephone number is 786-473-4600.

THIS REPURCHASE OFFER HAS BEEN MADE TO THOSE INVESTORS WHO HAVE PURCHASED SUBJECT SECURITIES FROM THE OFFEROR.  THIS REPURCHASE OFFER SUPERCEDES AND REPLACES ANY PREVIOUS REPURCHASE OFFER WHICH AN INVESTOR MAY HAVE RECEIVED FROM THE OFFEROR.

Background

From November 2017 to March 2018, the Offeror completed the private placement of 15,210,598 shares of its $0.0001 par value common stock to a limited number of accredited investors, who are also non-US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $ $1,019,109.00. The offerings were conducted pursuant to exemptions from registration under Regulation D and Regulation S of the Securities Act of 1933.

In addition, from December 2017 to March 2018, the Offeror sold 608,671 shares of its $0.0001 par value common stock to thirty-one (31) non-accredited investors, who are also US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $40,780. These stock sales were not made in compliance with Rule 506(b) because the Offeror did not deliver certain information required by Rule 502(b) to such investors at the time of their investment. Because the issuance of the Subject Securities to the Subject Investors may not have qualified for exemption from registration under Rule 506(b) the Securities Act or any applicable state law and due to the lack of adequate disclosure provided in connection with the issuance, the Offeror has decided to offer to repurchase the Subject Securities.  The Repurchase Offer is not an admission that Offeror did not comply with applicable federal and state laws with respect to the issuance of the Subject Securities, nor is it a waiver of any applicable statutes of limitations.

Repurchase Price

To those Subject Investors who accept the Repurchase Offer (“Offerees”), the Offeror will pay the purchase price (“Purchase Price”) for each of the Subject Securities which are repurchased (“Repurchased Shares”) in the amount of the original purchase price plus interest from the original date of purchase at the interest rate of five percent (5%) or such other applicable state rate of interest as set forth herein (“Applicable Rate”).  Offerees should be aware that no public market presently exists with respect to any of the Subject Securities.  Accordingly, no assurance can be given to Offerees as to the absolute value of the Subject Securities, either now or in the future.

Acceptance

THE REPURCHASE OFFER MAY BE ACCEPTED, EITHER IN WHOLE OR IN PART, BY COMPLETING THE PERTINENT PART OF, AND SIGNING, THE FORM OF ELECTION (THE “ELECTION”) ATTACHED TO THIS REPURCHASE OFFER AS EXHIBIT A, AND DELIVERING TO THE OFFEROR THE ELECTION ON OR BEFORE THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, AS DEFINED BELOW.  All acceptances or rejections of the Repurchase Offer will be deemed to be effective on the Expiration Date. If the Repurchase Offer is not accepted on or before the Expiration Date, the right to accept the Repurchase Offer shall terminate.  Acceptances or rejections may be revoked in a written notice received by the

Offeror to the Expiration Date.  Payment for shares as to which the Repurchase Offer has been accepted will be made in the manner set forth herein.

Funding the Repurchase Offer

The Repurchase Offer will be funded from reserves of the Offeror.  In no case shall a Repurchase Offer be paid to a Subject Investor who does not have an equity interest in the Offeror.

Other Terms and Conditions

The Offeror has not retained, nor does it intend to retain, any person to make solicitations or recommendations to the Offerees in connection with the Repurchase Offer.

The Repurchase Offer will expire as to each Offeree receiving the Repurchase Offer at 5 p.m., Eastern Time, thirty (30) days after receipt of the Repurchase Offer (the “Expiration Date”), which Expiration Date, unless extended by the Offeror, is expected to occur on or about July 22, 2018.

If the Offeror has not received an Election, fully completed and executed in pertinent part, on or before the Expiration Date from any person actually receiving notice of the Repurchase Offer through this Memorandum, the Repurchase Offer will be deemed to have been rejected by such Offeree and the Repurchase Shares held by such Offeree will be retained by such Offeree.

The Offeror is delivering this Memorandum to all Offerees, at the respective address last shown on the books and records of the Offeror.  The Offeror shall not be responsible for the failure of any such Offeree not residing at such respective address to receive the Memorandum in a timely manner.

THE OFFEROR MAY NOT MAKE ANY RECOMMENDATIONS TO ANY OFFEREE WITH RESPECT TO THE REPURCHASE OFFER CONTAINED HEREIN.  EACH PERSON IS URGED TO READ THIS MEMORANDUM CAREFULLY AND TO MAKE AN INDEPENDENT EVALUATION WITH RESPECT TO THE REPURCHASE OFFER.

IF PERSONS DESIRING TO ACCEPT THIS REPURCHASE OFFER INTEND TO MAKE USE OF THE MAIL TO RETURN THEIR AGREEMENTS, THE COMPANY RECOMMENDS THE USE OF REGISTERED MAIL, RETURN RECEIPT REQUESTED.

SUMMARY OF SELECT FEDERAL AND STATE SECURITIES LAWS

Summary of Applicable Federal Securities Laws

A. Civil Liability Provisions of the Federal Securities Laws.

1. § 11 of the 1933 Act (15 U.S.C. § 77k): Creates liability when “any part of the registration statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.”

2. § 12(a)(1) of the 1933 Act (15 U.S.C. § 77l(a)(1)): Creates liability for an offer or sale of a security in violation of section 5 of the 1933 Act (unregistered securities).

3. § 12(a)(2) of the 1933 Act (15 U.S.C. § 77l(a)(2)): Creates liability when there is an offer or sale of a security “by the use of any means or instruments of transportation or communication in interstate commerce or of the mails, by means of a prospectus or oral communication, which includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.”

4. Rule 10b-5 promulgated under the 1934 Act (17 C.F.R. 240.10b-5). An implied private right of action under Rule 10b-5 was first recognized in 1946. Kardon v. National Gypsum Co., 69 F. Supp. 512 (E.D. Pa. 1946).

Rule 10b-5

It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or of the mails or of any facility of any national securities exchange,

(a) To employ any device, scheme or artifice to defraud,

(b) To make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or

(c) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, in connection with the purchase or sale of any security.

Elements

i. “in connection with.” This element has been construed to mean “in a manner reasonably calculated to influence the investing public.” Securities and Exchange Commission v. Texas Gulf Sulphur Co., 401 F.2d 833 (2nd Cir. 1968) (en banc), cert. denied, 394 U.S. 976 (1969).

ii. “purchase or sale.” Standing is limited to actual purchasers or sellers (known as the “Birnbaum Rule”). Blue Chip Stamps v. Manor Drug Stores, 421 U.S. 723 (1975), rehearing denied, 423 U.S. 884 (1975).

iii. “manipulative or deceptive device.” Deception, not simply unfairness or breach of fiduciary duty, must be present. Santa Fe Industries, Inc. v. Green, 430 U.S. 462 (1977).

iv. Scienter: the mental state embracing an intent to manipulate, deceive or defraud. Ernst & Ernst v. Hochfelder, 425 U.S. 185 (1976).

(a) The federal Private Securities Litigation Reform Act of 1995 added §21D(b)(2) to the 1934 Act, which states: In any private action arising under this title in which the plaintiff may recover money damages only on proof that the defendant acted with a particular state of mind, the complaint shall, with respect to each act or omission alleged to violate this title, state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind.

(b) To satisfy §21D(b)(2) in the Sixth Circuit, a plaintiff must allege “facts that give rise to a strong inference of reckless behavior but not by alleging facts that illustrate nothing more than a defendant’s motive and opportunity to commit fraud.” In re Comshare, Inc. Securities Litigation, 183 F. 3d 542 (6th Cir. 1999).

v. Materiality: “[T]here must be a substantial likelihood that the disclosure of the omitted fact would have been viewed by the reasonable investor as having significantly altered the total mix of information made available.” TSC Industries, Inc. v. Northway, Inc., 426 U.S. 438 (1976).

vi. Causation: a sufficient nexus between the wrongful conduct and the injury. Typically, two types of causation must be shown:

(a) Transaction causation: “but for” the defendant’s wrongful conduct, the plaintiff would not have entered the transaction.

(b) Loss causation: a showing that the fraud produced the loss, i.e. proximate cause. See, e.g., AUSA Life Insurance Co. v. Ernst & Young, 206 F. 3d 202 (2nd Cir. 2000).

vii. Reliance: justifiable action. In a face-to-face transaction, reliance can be presumed if materiality is shown. Affiliated Ute Citizens v. United States, 406 U.S. 128 (1972). The “fraud on the market” theory permits a presumption of reliance in market transactions: “An investor who buys or sells stock at the price set by the market does so in reliance on the integrity of that price. Because most publicly available information is reflected in market price, an investor’s reliance on any public material misrepresentations, therefore, may be presumed for purposes of a Rule 10b-5 action.” Basic Inc. v. Levinson, 485 U.S. 224 (1988).

viii. Damages: Private 10b-5 plaintiffs have a full range of equitable and legal remedies. Section 28 of the 1934 Act limits damages to actual damages. Section 21D(e) of the 1934 Act caps damages in a manner that seeks to discount price volatility unrelated to the fraud.

c. Other considerations in a 10b-5 action.

i. Statute of Limitations: Pursuant to §804 of the Sarbanes-Oxley Act: two years after discovery of facts constituting the violation, but not more than five years after the violation.

ii. Pleading: Federal Rule of Civil Procedure 9(b) requires that fraud be pled with particularity. See also foregoing discussion of §21D(b)(2) of the 1934 Act.

iii. Duty: “Silence, absent a duty to disclose, is not misleading.” Basic v. Levinson, supra. “No comment” statements are the functional equivalent of silence. Id.

Effect of Repurchase Offer

The Offeror has been advised by their securities counsel as to the following effects of the Repurchase Offer: It is unclear whether the Repurchase Offer will terminate the Offeror’s liability, if any, for any failure to register the issuance of the Subject Securities with the SEC under the Act or for any failure to provide material information or other necessary disclosures.  If you affirmatively reject or fail to accept the rescission offer, it is unclear whether or not you will have a right of rescission under federal securities laws after the expiration of the rescission offer. The staff of the Securities and Exchange Commission is of the opinion that a person’s right of rescission created under the Securities Act of 1933 may survive the rescission offer.  However, federal courts in the past have ruled that a person who rejects or fails to accept a rescission offer is precluded from later seeking similar relief.  Generally, the statute of limitations for non-compliance with the requirement to register securities under the Act is one year.  The statute of limitations for causes of action under Section 10(b) and Rule 10b-5 must be brought within two years after the discovery of the facts constituting the violation or five years after such violation.

Summary of State Securities Laws regarding Issuer Liability and Rescission Offers

To Alabama Offerees:

A copy of 8-6-19 of the Alabama Securities Act (the “Alabama Act”), setting forth certain liabilities of an issuer who sells securities in violation of certain provisions of the Alabama Act and the rules and regulations promulgated thereunder is attached to this Repurchase Offer as Exhibit B.

Section 19 of the Alabama Act provides that the rights of a holder to sue for rescission or damages because of non-compliance with the exemption qualification requirements of the Alabama Act will terminate if, prior to the filing of an action, the issuer makes a written offer to repurchase the security for a purchase price in the amount of the price paid, plus interest at the rate of six percent per annum, less any income received on the security and the holder of the security fails to reject the repurchase offer within thirty days after receipt of such offer (see Exhibit B attached hereto).  In the absence of such a repurchase offer, the Alabama Act provides that the statute of limitations for such non-compliance is five years from the date of issuance or two years after the plaintiff learns of the facts constituting the violation, whichever occurs first.

The above discussion does not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The Alabama statute of limitations for assertion of such anti-fraud, common law or equity rights is five years after the act or transaction constituting a violation, or the expiration of two years after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.

To Arizona Offerees.

A copy of Sections 44-1998, 2001-2005 of the Arizona Securities Act (the “Arizona Act”), setting forth certain liabilities of an issuer who sells securities in violation of certain provisions of the Arizona Act and the rules and regulations promulgated thereunder in addition to Section R14-4-308 of the Administrative Code are attached to this Repurchase Offer in Exhibit B.

Section 44-2001 provides that a contract for the purchase of securities in violation of the Arizona Act is voidable at the election of the purchaser and the purchaser may bring an action against the seller to recover the consideration paid for the securities plus interest, costs and reasonable attorneys fees.  The Arizona Act provides that the statute of limitations for non-compliance with Section 44-1841 is one year after the violation occurs.

The above discussion does not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The Arizona statute of limitations for assertion of such anti-fraud, common law or equity rights is two years after the act or transaction constituting a violation, or the expiration of five years after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.

Where a person has violated the Arizona Act, the Arizona Securities Commission may require the person to make a rescission and/or restitution as provided by Rule 14-4-308 of the Administrative Code.  If a rescission offer is ordered by the Commission, then such offer must be in accordance with the guidelines set forth by Rule 14-4-308 of the Administrative Code.  Absent such order by the Commission, it is unclear what rules an issuer must follow for a rescission offer to be effective.  Furthermore, the Offeror does not make any representations as to the affect of an Offeree’s acceptance or rejection of the Repurchase Offer or whether the rights of an Offeree are will be foreclosed as a result of the Repurchase Offer.

To California Offerees:

A copy of Section 25503, 25504, 25504.1, 25504.2 and 25507 of the California Corporations Code (“California Code”), setting forth certain liabilities of an issuer who sells securities in violation of certain provisions of the California Code and the rules and regulations promulgated thereunder, and describing the impact on such liabilities of a Repurchase Offer meeting the requirements of such sections, is attached to this Repurchase Offer as Exhibit B.

Section 25507 of the California Code provides that the rights of a holder to sue for rescission or damages because of non-compliance with the qualification requirements of Section 25110 of the California Code will terminate after an approved Repurchase Offer (see Exhibit B attached hereto).  In the absence of such a Repurchase Offer, Section 25507 provides that the statute of limitations for such non-compliance is two years from the date of issuance or one year after the plaintiff learns of the facts constituting the violation, whichever occurs first.

The above discussion does not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The California statute of limitations for assertion of such anti-fraud, common law or equity rights is four years after the act or transaction constituting a violation, or the expiration of one year after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.  The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to Sections 25500, 25501 and 25502 of the California Code, and pursuant to common law, are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.  However, the rights of the Offerees to bring an action for rescission or damages under Section 25503 of the Code will be foreclosed by the Repurchase Offer.

To Colorado Offerees:

A copy of Section 11-51-604 of the Colorado Securities Act (“Colorado Act”), setting forth certain liabilities of an issuer who sells securities in violation of certain provisions of the Colorado Act and the rules and regulations promulgated thereunder, and describing the impact on such liabilities of a Repurchase Offer meeting the requirements of such sections, is set forth in Exhibit B.

Section 11-51-602(9) provides that the rights of a holder to sue for rescission or damages as a result of a violation of the Colorado Act are terminated, if, prior to the bringing of such action, the issuer makes an offer to repurchase the purchased securities (see Exhibit B attached hereto).  In the absence of such a Repurchase Offer, Section 11-51-602 provides that the statute of limitations for such non-compliance is two years from the date of issuance.

The above discussion does not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The Colorado statute of limitations for assertion of such anti-fraud, common law or equity rights is five years after the act or transaction constituting a violation, or the expiration of three years after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.

To Hawaii Offerees:

Under the Hawaii Uniform Securities Act (“Hawaii Act”) a person is liable to the purchaser if the person sells a security in violation of section 485A-301 or, by means of an untrue statement of a material fact or an omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Hawaii Act are included in Exhibit B.  A person may not obtain relief for failure to comply with the registration requirements under Section 301 unless such action is brought within one year after the violation.  All other claims must be instituted within the earlier of two years after discovery of the facts constituting the violation or five years after the violation.

Section 485A-510 states that a purchaser may not maintain an action under Section 485A-509 of the Hawaii Act if, prior to the commencement of an action, the issuer makes an offer to repurchase the securities for a purchase price equal to the consideration paid, and interest at the legal rate from the date of purchase less the amount of income received on the security.

To Idaho Purchasers:

A copy of Sections 509 and 510 of the Idaho Uniform Securities Act (the “Idaho Act”), setting forth the liabilities of an issuer who sells securities in violation of the provisions of the Idaho Act and the rules and regulations regarding rescissions is attached to this Repurchase Offer as Exhibit B.

Section 510 of the Idaho Act provides that an issuer may make a rescission offer to purchasers offering to pay the purchaser upon acceptance of the offer an amount in cash equal to the consideration paid for the securities plus interest at the rate of five percent per annum.

Under Section 509 of the Idaho Act, in the case where an issuer sells securities in violation of Section 301, any purchaser of such securities must bring an action against the issuer within one year after the violation.  The above discussion does not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The Idaho statute of limitations for assertion of such anti-fraud, common law or equity rights is five years after the act or transaction constituting a violation, or the expiration of two years after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.  The Idaho statute is silent as to whether or not the rights to bring an action are foreclosed by acceptance or rejection of the Repurchase Offer.

To Illinois Offerees-

Under Section 13 of the Illinois Securities Law of 1935 (“Illinois Act”), a sale made in violation of the Act is voidable at the election of the purchaser, and the issuer shall be liable to the purchaser for the full amount paid together with interest from the date of payment for the securities sold at the rate of interest stipulated in the securities sold (or if no rate is stipulated, then at the rate of 10%) per annum) less any income or other amounts received by the purchaser on the securities.  A purchaser’s right to void such sale must be made within six months of the sale of the securities.

Pursuant to Section 13 of the Illinois Act, no purchaser shall have any right or remedy under this Section who shall fail, within 15 days from the date of receipt thereof, to accept an offer to repurchase the securities purchased by him or her for a price equal to the full amount paid therefor plus interest thereon and less any income thereon.  Failure to reject a repurchase offer within 15 days of the offer will result in the waiver of a right to bring any action for non-compliance with the act.  A copy of Section 13 of the Illinois Act is set forth in the attached Exhibit B.

All actions for relief under the Section 13 of the Illinois Act must be brought within three years of the date of the sale of the securities or within two years after the discovery by the purchaser of facts constituting a violation, but in no case longer than five years.

To Indiana Offerees:

Under the Indiana Uniform Securities Act (“Indiana Act”) a person is liable to the purchaser if the person sells a security in violation of the Indiana Act, or, by means of an untrue statement of a material fact or an omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Indiana Act are included in Exhibit B.  A person may not obtain relief under the Section 9 of the Indiana Act unless such action is brought within three years after the discovery of the facts constituting the violation.

Section 23-19-5-10 states that a purchaser may not maintain an action under Section 9 of the Indiana Act if, prior to the commencement of an action, the issuer makes an offer to repurchase the securities for a purchase price equal to the consideration paid, and interest at the rate equal to the greater of eight percent or the amount set forth in the purchased security the from the date of purchase less the amount of income received on the security.

To Iowa Offerees:

Under the Iowa Uniform Securities Act (“Iowa Act”) a person is liable to the purchaser if the person sells a security in violation of the Iowa Act, or, by means of an untrue statement of a material fact or an omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Iowa Act are included in Exhibit B.  A person may not obtain relief under the Section 509 of the Iowa Act unless such action is brought within one year after the discovery of the facts constituting the violation.

Section 510 states that a purchaser may not maintain an action under Section 509 of the Iowa Act if, prior to the commencement of an action, the issuer makes an offer to repurchase the securities for a purchase price equal to the consideration paid, and interest at the rate equal to the greater of eight percent or the amount set forth in the purchased security the from the date of purchase less the amount of income received on the security. The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to common law are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.

To Maryland Offerees:

A copy of Section 703 of the Maryland Securities Act (the “Maryland Act”), setting forth the liabilities of an issuer who sells securities in violation of the provisions of the Maryland Act and the rules and regulations regarding rescissions is set forth in Exhibit B, attached to this Repurchase Offer.

Subsection (4) of Section 703 of the Maryland Act provides that a person may not sue under Section 703 if, prior to a purchaser commencing legal action, an issuer may make a written rescission offer to the purchaser, and such offer is either accepted or the offeree fails to reject the offer within thirty days of the receipt of the offer.  The repurchase offer mush be in an amount equal to the amount paid plus interest at the applicable rate less any income received.

A person may not bring an action under subsection (a)(1)(i) of Section 703 unless it is brought within one year after the violation on which it is based.  In the event of fraud or liability created under subsection (a)(1)(ii) of Section 703, the action must be brought within one year of the discovery of the untrue statement or omission or after discovery should have been made by the exercise of reasonable care.  The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to common law are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.

To Michigan Offerees:

Under the Michigan Securities Act (“Michigan Act”) a person is liable to the purchaser if the person sells a security in violation of the Michigan Act, or, by means of an untrue statement of a material fact or an omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at six percent, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Michigan Act are included in Exhibit B.

A person may not bring an action under subsection (a)(1) of 451.810.401 more than 2 years after the contract of sale. A person may not bring an action under subsection (a)(2) more than 2 years after the person, in the exercise of reasonable care, knew or should have known of the untruth or omission, but in no event more than 4 years after the contract of sale. A person may not bring an action under Section 410 if the buyer received a written rescission offer, before the action and at a time when he or she owned the security, to refund the consideration paid together with interest at 6% per year from the date of payment, less the amount of any income received on the security, and he or she failed to accept the offer within 30 days of its receipt, or if the buyer received the offer before the action and at a time when he or she did not own the security, unless he or she rejected the offer in writing within 30 days of its receipt. The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to common law are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.

To Minnesota Offerees:

Section 509 of the Minnesota Securities Act (80A.76) (“Minnesota Act”) provides that a person is liable to the purchaser if the person sells a security in violation of the 80A.49 or, by means of an untrue statement of a material fact or an omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Minnesota Act are included in Exhibit B.  A person may not obtain relief under the Section 80A.49 of the Minnesota Act unless such action is brought within one year after the violation occurred.  Actions for other violations of the Minnesota Act must be instituted within the earlier of two years after discovery of the facts constituting the violation or five years after the violation.

Section 510 states that a purchaser may not maintain an action under Section 509 of the Minnesota Act if, prior to the commencement of an action, the issuer makes an offer to repurchase the securities for a purchase price equal to the consideration paid, and interest at the rate equal to the greater of eight percent or the amount set forth in the purchased security the from the date of purchase less the amount of income received on the security.  See Exhibit B.

To Nevada Offerees:

A copy of Sections 660-680 of the Nevada Securities (Uniform Act) (the “Nevada Act”), setting forth the liabilities of an issuer who sells securities in violation of the provisions of the Nevada Act and the rules and regulations regarding rescissions is attached to this Repurchase Offer as Exhibit B.

Section 680 of the Nevada Act provides that, prior to a purchaser commencing legal action, an issuer may make a written rescission offer to the purchaser offering to pay the purchaser upon acceptance of the offer an amount in cash equal to the damages computed under Section 660 of the Nevada act plus attorney’s fees.

A person may not bring an action under Section 660 unless suit is brought within the earliest of 2 years after the discovery of the violation, 2 years after discovery should have been made by the exercise of reasonable care, or 5 years after the act, omission or transaction constituting the violation.  The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to Sections 310, 500, 570 or 610 of the Nevada Act, and pursuant to common law, are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.

To New York Offerees:

New York does not have a statute which deals with rescission or the repurchase of shares. Therefore, it is unclear what rules an issuer must follow for a rescission offer to be effective.  Furthermore, the Offeror does not make any representations as to the effect of an Offeree’s acceptance or rejection of the Repurchase Offer or whether the rights of an Offeree will be foreclosed as a result of the Repurchase Offer. Because federal law requires the payment of statutory interest with respect to rescission offers, and the Offeror is a Delaware corporation, the Offeror will provide New York Offerees a 12% per annum interest rate on the securities purchased in accordance with Delaware law.

To North Carolina Offerees:

Excerpts from Section 78A-56 of the North Carolina Securities Act (“North Carolina Act”) are found in Exhibit B, attached hereto.  Under the North Carolina Act, the offeror of a security in violation of the North Carolina Securities Act is liable to the person purchasing the security from him, who may sue either at law or in equity to recover the consideration paid for the security, together with interest at the legal rate from the date of payment, costs, and reasonable attorneys' fees, less the amount of any income received on the security, upon the tender of the security, or for damages if the purchaser no longer owns the security.  Damages are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it and interest at the legal rate as provided by G.S. 24-1 from the date of disposition.

No person may sue under Section 78A-56 for a violation of G.S. 78A-24 or G.S. 78A-36 more than two years after the sale or contract of sale. No person may sue for any other violation of the North Carolina Act more than three years after the person discovers facts constituting the violation, but in any case no later than five years after the sale or contract of sale, except that if a person who may be liable under this section engages in any fraudulent or deceitful act that conceals the violation or induces the person to forgo or postpone commencing an action based upon the violation, the suit may be commenced not later than three years after the person discovers or should have discovered that the act was fraudulent or deceitful.

Under the North Carolina Act, a purchaser may not sue under Section 78A-56 if, before suit is commenced, the purchaser has received a written offer stating the respect in which liability under this section may have arisen and fairly advising the purchaser of his rights; offering to repurchase the security for cash payable on delivery of the security equal to the consideration paid, together with interest at the legal rate as provided by G.S. 24-1 from the date of payment, less the amount of any income received on the security or, if the purchaser no longer owns the security, offering to pay the purchaser upon acceptance of the offer an amount in cash equal to the damages computed in accordance with subsection (a); and stating that the offer may be accepted by the purchaser at any time within 30 days of its receipt; and the purchaser has failed to accept such offer in writing within the specified period.

To North Dakota Offerees:

The North Dakota Securities Act of 1951 (“North Dakota Act”) provides that every sale or contract for sale made in violation of any of the provisions of this chapter, or of any rule or order issued by the commissioner under any provisions of this chapter, shall be voidable at the election of the purchaser.  Nothing in the North Dakota Act shall limit any statutory or common-law right of any person in any court for any act involved in the sale of securities.  No action may be taken under Section 10-04-17 after five years from the date that the aggrieved party knew or reasonably should have known about the facts that are the basis for the alleged violation.

No purchaser shall claim or have the benefit of this section if the purchaser shall have refused or failed to accept, within thirty days from the date of such offer, an offer in writing of the seller to take back the securities in question and to refund the full amount paid by such purchaser, together with interest on such amount for the period from the date of payment by such purchaser down to the date of repayment. Any offer made pursuant to this subsection must be registered or exempt from registration under this chapter in order to preclude a subsequent civil action by the purchaser.

To Ohio Offerees:

Section 1707.43 of the Ohio Securities Act (“Ohio Act”) provides that every contract for sale made in violation of Chapter 1707 is voidable at the election of the purchaser.  However, action for recovery of the purchase price or other recovery arising out of a sale or contract for sale made in violation of Chapter 1707 must be brought within two years after the purchaser knew or had reason to know of facts that the actions were wrongful or more than five years from the date of the purchase of the security, whichever is the shorter period.  A copy of select sections of the Ohio Act are included in Exhibit B.

The Ohio Act provides that a purchaser is prohibited from bringing an action under Chapter 1707 if the seller makes an offer to repurchase the security within two weeks of the sale.  It is uncertain whether a repurchase offer after two weeks will similarly foreclose upon the rights of a purchaser to bring an action.

To Tennessee Offerees:

The Tennessee Securities Act (“Tennessee Act”) a person is liable to the purchaser if the person sells a security in violation of the Tennessee Act. The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Tennessee Act are included in Exhibit B.  A person may not obtain relief under the Section 48-2-122 of the Tennessee Act unless commenced before the expiration of five (5) years after the act or transaction constituting the violation or the expiration of two (2) years after the discovery of the facts constituting the violation, or after such discovery should have been made by the exercise of reasonable diligence, whichever first expires.

In accordance with the November 14, 1986 Policy Statement of the Tennessee Securities Division on rescission offers, a Company may the offer to rescind the sale of securities and refund the consideration paid, plus interest at a rate of 10% per annum from the date of payment through the date of election, less any income received.

To Texas Offerees:

A copy of § 581-33 of the of the Texas Securities Act (the “Texas Act”), setting forth the liabilities of an issuer who sells securities in violation of certain provisions of the Texas Act and the rules and regulations promulgated thereunder is attached to this Repurchase Offer as Exhibit B.

Section 33 of the Texas Act provides that on rescission, a buyer of securities issued in violation of the Texas Act shall be entitled to recover (a) the consideration he paid for the security plus interest thereon at the legal rate from the date of payment by him, less (b) the amount of any income he received on the security, upon tender of the security (or a security of the same class and series).  If a buyer elects to sue rather than take a rescission offer, in addition to the amounts that such buyer would be entitled to recover in the rescission, the buyer may also recover damages and the costs of bringing such action.

These rules do not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The Texas statute of limitations for assertion of such anti-fraud, common law or equity rights is five years after the act or transaction constituting a violation, or the expiration of three year after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.  If a buyer receives a rescission offer (meeting the requirements of Section 33I) before suit then his right to bring an action for violations under Section 33 shall expire, unless he (i) rejected the offer in writing within 30 days of its receipt, and (ii) expressly reserved in the rejection his right to sue.  In the case of a rejected rescission offer, the statute of limitations shall be one year following the rejection of the rescission offer.  Unless this Repurchase Offer is specifically rejected, the rights of the Offerees to bring an action for rescission or damages under Section 33 of the Texas Act will be foreclosed by the Repurchase Offer.

An Offeree may not sue on his purchase under Section 33 of the Texas Act unless:

(i) he accepts the offer but does not receive the amount of the offer, in which case he may sue within the time allowed by Section 33H(1)(a) or 33H(2)(a) or (b), as applicable; or

(ii) he rejects the offer in writing within 30 days of its receipt and expressly reserves in the rejection his right to sue, in which case he may sue within one year after he so rejects.

To Utah Offerees:

A copy of Section 22 of the Utah Uniform Securities Act (the “Utah Act”), setting forth certain liabilities of an issuer who sells securities in violation of certain provisions of the Utah Act and the rules and regulations promulgated thereunder is attached to this Repurchase Offer as Exhibit B.

Section 22 of the Utah Act provides that the rights of a holder to sue for rescission or damages because of non-compliance with the exemption qualification requirements of the Utah Act will terminate after an approved Repurchase Offer (see Exhibit B attached hereto).  In the absence of such a Repurchase Offer, the Utah Act provides that the statute of limitations for such non-compliance is five years from the date of issuance or two years after the plaintiff learns of the facts constituting the violation, whichever occurs first.

The above discussion does not relate to the anti-fraud provisions of applicable securities laws or rights under common law or equity.  The Utah statute of limitations for assertion of such anti-fraud, common law or equity rights is five years after the act or transaction constituting a violation, or the expiration of one year after the discovery by the plaintiff of the facts constituting the violation, whichever shall first expire.  The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to Sections 1, 16, and 21 of the Utah Act, and pursuant to common law, are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.  However, the rights of the Offerees to bring an action for rescission or damages under Section 22 of the Utah Act will be foreclosed by the Repurchase Offer.

To Washington Offerees:

The Washington Securities Act (RCW 21.20.430) (“Washington Act”) provides that any person who sells a security in violation of the Washington Act is liable to the purchaser and the purchaser may sue either at law or in equity to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the rate of eight percent, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Washington Act are included in Exhibit B.

No person may sue under this Section 21.20.430 more than three years after the contract of sale for any violation of the provisions of RCW 21.20.140 (1) or (2) or 21.20.180 through 21.20.230, or more than three years after a violation of the provisions of RCW 21.20.010, either was discovered by such person or would have been discovered by him or her in the exercise of reasonable care.

A purchaser may not sue under Section 21.20.430 if the purchaser receives a written rescission offer to refund the consideration paid together with interest at eight percent per annum from the date of payment, less the amount of any income received on the security in the case of a buyer, or plus the amount of income received on the security in the case of a seller.

To Wyoming Offerees:

Section 17-4-122 of the Wyoming Securities Act (“Wyoming Act”) provides that any person who offers or sells a security in violation of the Wyoming Act is liable to the purchaser of such security and such purchaser may sue either at law or in equity to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the rate of six percent per annum, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages.  A copy of select sections of the Wyoming Act are included in Exhibit B.  A person may not obtain relief under the Section 17-4-122 of the Wyoming Act unless such action is brought within two years after the contract of sale.

Furthermore, a purchaser may not maintain an action under Section 17-4-122 of the Wyoming Act if, prior to the commencement of an action, the issuer makes an offer to repurchase the securities for a purchase price equal to the consideration paid, and interest at the rate of six percent per annum less the amount of income received on the security and the purchaser fails to reject that offer within thirty days of its receipt. The rights of action, if any, of any Offeree receiving the Repurchase Offer, pursuant to common law are not necessarily foreclosed by acceptance or rejection of the Repurchase Offer.

BUSINESS OPERATIONS

seriesOne, Inc.

SeriesOne, Inc. was incorporated under the name of Finfora, Inc. as a Delaware corporation in July 7, 2017 for the express purpose of marketing its proprietary web hosted financing platform technology to clients which desire to launch an online funding portal.  seriesOne is a financial technology start-up and represent a new generation of online financing technology software solutions. Its turn-key online cloud-based hosted “white label” financing platform technology, which is referred to as a “software platform,” enables seriesOne’s clients to launch their own online funding portals under their own domains and branding to facilitate capital raising from private investors by small and medium-sized enterprises, or “SME’s” for capital intensive projects, referred to as “alternative capital.”  Using the software platform, seriesOne’s clients will operate funding portals on which entrepreneurs, intermediaries, and investors will meet, invest instantaneously and manage their investments in a secure and regulatory compliant online forum that is hosted by seriesOne, but managed by the clients and branded under their names.  The software platform was initially developed by Funding Wonder, Inc., an affiliate, and was contributed to seriesOne in exchange for shares of seriesOne common stock. Funding Wonder has retained a royalty-free license to use the software platform in perpetuity in connection with its crowdfunding platform located at www.seriesone.com.

seriesOne and its officers and directors are as follows:

Name	Age	Positions Held with the Registrant
Michael Mildenberger	51	Chairman of the Board, Chief Executive Officer and President
Giovani M. Soleti	52	Compliance Director, Secretary and Treasurer

Set forth below is a brief description of the background and business experience of the directors and executive officers.

Michael Mildenberger.  Mr. Mildenberger has served as sole Director and Chief Executive Officer since founding the company in July 2017.  Since May 2013 Mr. Mildenberger has been Chief Executive Officer and a member of the Board of Directors of Funding Wonder, Inc., a company he co-founded with Mr. Soleti.  From June 2004 until May 2013, Mr. Mildenberger was Managing Partner of CFP America, LLC, a mergers and acquisition consulting firm based in Miami, Florida.  Mr. Mildenberger received a degree in Political Economics with special field in Latin America from the Eberhard Karls University in Germany.  The board of directors, of which he is the sole member, concluded that based upon his specific experience, qualifications, attributes and skills as the co-founder of both the company and Funding Wonder, Inc., Mr. Mildenberger should be serving as a director of the company.

Giovanni M. Soleti.  Mr. Soleti has served as our Secretary and Treasurer since our formation in July 2017. Since May 2013 he has been Chief Financial Officer and Chief Compliance Officer of Funding Wonder, Inc., a company he co-founded with Mr. Mildenberger. Since March 2014 Mr. Soleti has also served as Managing Partner of M&S SIA, LLC, an investment banking and venture capital firm which is also a registered broker dealer agent. Mr. Soleti has more than 25 years of experience in venture capital, corporate development and investment banking. From July 2006 to February 2014, he served as Managing Partner of ACKIT Capital Partners (formerly Corporate Finance Partners), a San Francisco-based technology and Internet corporate finance advisory firm. Mr. Soleti also served as Managing Partner of CFP America, LLC, a mergers and acquisition consulting firm based in Miami, Florida, from June 2004 to May 2013. From November 2003 to December 2005, Mr. Soleti served as General Manager of Gefran, LLC (formerly SIEI America, LLC), a Charlotte, North Carolina-based, industrial automation products company. From July 2002 to October 2003, Mr. Soleti was Vice President of Corporate Development of Wireless Fire, LLC, a Miami, Florida-based mobile added services and products company. Since August 2013, Mr. Soleti has been a member of the Board of Directors of IEG Banking, an international mid-market mergers and acquisition and fundraising investment banking boutique firm. Mr. Soleti received an M.S. in Finance from Florida International University and a Graduate Certificate in Financial Risk Management, as well as an architecture degree from UIAV Venice, Italy. As described below, through his consulting firm Mr. Soleti also provides SEC and FINRA compliance services to us.

RISK FACTORS

Risks Related to this Offering

We could require additional financing which we may not be able to obtain on acceptable terms, if at all. If we cannot raise additional capital as needed, our ability to continue our operations and/or grow our company could be in jeopardy.

Capital is needed for the effective development and expansion of our business. Our future capital requirements, however, depend on a number of factors, including our ability to internally grow our revenues, free cash flow and achieve significant and consistent profitability, manage our business and control our expenses. Based upon our reasonable estimates, we expect that additional costs we will initially incur after the date of this prospectus to fulfill our public company reporting obligations will be approximately $121,000 annually. Our near-term capital needs are between $600,000 and $750,000 which will provide us with sufficient funds to pay our operating expenses for the next 12 months. We anticipate funding our capital needs through additional private placements. We cannot assure you that additional working capital will be available or that such will be sufficient to satisfy either our short-term or long-term working capital requirements. If we are subsequently unable to raise additional funds as needed, our ability to implement our business plan and grow our company will be in jeopardy and investors risk losing their entire investment.

Unfavorable general economic conditions may materially adversely affect our business.

While it is difficult for us to predict the impact of general economic conditions on our business, these conditions could reduce customer demand for some of our products or services which could cause our revenue to decline. Also, our customers that are especially reliant on the credit and capital markets being liquid, retail investors having investment capital and other factors which could affect their ability to host successful capital raises and continue as a going concern.  Moreover, we rely on obtaining additional capital and/or additional funding to provide working capital to support our operations. We regularly evaluate alternative financing sources. Further changes in the commercial capital markets or in the financial stability of our investors and creditors may impact the ability of our investors and creditors to provide additional financing. For these reasons, among others, if the economic conditions stagnate or decline, our operating results and financial condition could be adversely affected.

Our management may have conflicts of interest.

Some members of our management are employed on a full-time basis by other businesses involved in a range of business activities, including affiliated entities with whom the we may do business. Consequently, there are potential inherent conflicts of interest in their acting as our officers and directors.

If we are unable to attract and retain sufficient personnel, our ability to operate and grow our company will be in jeopardy.

We will be required to hire and retain skilled employees at all levels of our operations in a market where such qualified employees are in high demand and are subject to receiving competing offers. We believe that there is, and will continue to be, intense competition for qualified personnel in our industry, and there is no assurance that we will be able to attract or retain the personnel necessary for the management and development of our business. Turnover can also create distractions as we search for replacement personnel, which may result in significant recruiting, relocation, training and other costs, and can cause operational inefficiencies as replacement personnel become familiar with our business and operations. The inability to attract or retain employees currently or in the future may have a material adverse effect on our business, financial condition and results of operations.

Our management has limited experience in operating a public company.

Our executive officers and directors have limited experience in the management of a publicly traded company. Our management team may not successfully or effectively manage our transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage to us in that it is likely that an increasing amount of their time will be devoted to these activities which will result in less time being devoted to the management and growth of our company. It is possible that we will be required to expand our employee base and hire additional employees, such as a chief financial officer experienced in public company financial reporting, to support our operations as a public company which will increase our operating costs in future periods.

We have assessed the effectiveness of our disclosure controls and procedures and our internal controls over financial reporting and we do not believe either of these are effective. We believe there are material weaknesses in our disclosure controls and procedures and our internal controls over financial reporting, and there are no assurances that our financial statements may not contain errors which could require us to restate our financial statements.

Following the effectiveness of the registration statement of which this prospectus is part, we will be required to maintain “disclosure controls and procedures” as such term is defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, or the "Exchange Act," and thereafter to report on a quarterly basis, in our quarterly and annual reports which we will file with the Securities and Exchange Commission (“SEC”), our management’s conclusion regarding the effectiveness of our disclosure controls and procedures. In addition, in our annual report for 2017 we will also become subject to SEC rules which will require us to include a report of our management in our annual report on the effectiveness of internal control over financial reporting. However, as we will in all likelihood be a smaller reporting company when we are first required to provide this report, we will be exempt from the auditor attestation requirements concerning our report at the time the first report is issued and will remain exempt from those attestation requirements so long as we remain a smaller reporting company.

As we are not presently subject to these rules, our management has not conducted an assessment of the sufficiency of our disclosure controls and procedures for any period nor have we begun evaluating our internal control systems in order to allow our management to report on our internal control over financial reporting. Once our management undertakes these assessments and evaluations, there are no assurances our management will conclude that either our disclosure controls and procedures and/or our internal control over financial reporting are effective, and that there are not significant deficiencies and/or material weaknesses in either or both. A material weakness is a deficiency, or a combination of deficiencies, so that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of our financial reporting. In the event we identify significant deficiencies and/or material weaknesses in our disclosure controls and procedures and/or our internal control over financial reporting, there are no assurances that our financial statements will not contain one or more errors which will require us to restate those financial statements. If we cannot remediate these significant deficiencies and/or material weaknesses in a timely manner, or if we are required to restate our financial statements, investors and others may lose confidence in the reliability of our financial statements which would adversely impact our ability to grow our company.

We intend to become subject to the periodic reporting requirements of the Exchange Act that will require us to incur audit fees and legal fees in connection with the preparation of such reports. These additional costs could reduce or eliminate our ability to earn a profit.

Following the effective date of our registration statement of which this prospectus is a part, we will be required to file periodic reports with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder. In order to comply with these requirements, our independent registered public accounting firm will have to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. Moreover, our legal counsel will have to review and assist in the preparation of such reports. Although, the costs charged by these professionals for such services cannot be accurately predicted at this time because factors such as the number and type of transactions that we engage in and the complexity of our reports cannot be determined at this time and will have a major effect on the amount of time to be spent by our auditors and attorneys, we presently estimate these additional fees will initially be approximately $75,000 per year. As our company grows, we expect these fees and expenses to increase as our accounting becomes more complicated and our need for legal services increases, however, we are not able at this time to quantify the amount of this expected increase. The incurrence of such additional costs will obviously be an expense to our operations and thus have a negative effect on our ability to meet our overhead requirements and earn a profit. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock, if a market ever develops, could drop significantly.

There is no market for our common stock.

There is no market for our common stock. While we intend for our stock to be quoted on the either the OTCQX or OTCQB Tier of the OTC Markets, there can be no assurances that a market maker will agree to file the necessary documents with FINRA to secure a quotation of our common stock on the OTC Markets nor can there be any assurance that such an application for quotation will be approved. Accordingly, stockholders may have difficulty reselling any of their shares.  Even if we are able to list our common stock, trading in stock quoted on these markets is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to our operating performance. Moreover, neither of these markets is a “stock exchange,” and trading of securities on these markets is often more sporadic than the trading of securities listed on a national securities exchange like The NASDAQ Stock Market or the NYSE American. Accordingly, stockholders may have difficulty reselling any of our shares owned by them.

The future tradability of our common stock will be limited under the penny stock regulations which may cause the holders of our common stock difficulty should they wish to sell the shares.

Because the quoted price of our common stock is expected to be less than $5.00 per share and we do not meet certain other exemptions, our common stock is considered a “penny stock,” and trading in our common stock will be subject to the requirements of Rule 15g-9 under the Exchange Act. Under this rule, broker/dealers who recommend low-priced securities to persons other than established customers and accredited investors must satisfy special sales practice requirements. The broker/dealer must make an individualized written suitability determination for the purchaser and receive the purchaser’s written consent prior to the transaction. SEC regulations also require additional disclosure in connection with any trades involving a “penny stock,” including the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and its associated risks. These requirements severely limit the liquidity of securities in the secondary market because few broker or dealers are likely to undertake these compliance activities and this limited liquidity will make it more difficult for an investor to sell his shares of our common stock in the secondary market, should a market be established and should the investor wish to liquidate the investment. In addition to the applicability of the penny stock rules, other risks associated with trading in penny stocks could also be price fluctuations and the lack of a liquid market.

The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements that may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that, in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Trends, Risks and Uncertainties

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our common stock.

The ability of our principal stockholder, including our CEO, to control our business may limit or eliminate minority stockholders’ ability to influence corporate affairs.

The principal holder of our common stock has approximately 45% voting control. Because of the principal holder’s stock ownership, they are in a position to significantly influence membership of our board of directors, as well as all other matters requiring stockholder approval. The interests of our principal stockholder may differ from the interests of other stockholders with respect to the issuance of shares, business transactions with or sales to other companies, selection of other officers and directors and other business decisions. The minority stockholders have no way of overriding decisions made by our principal stockholder. This level of control may also have an adverse impact on the market value of our shares because our principal stockholder may institute or undertake transactions, policies or programs that result in losses, may not take any steps to increase our visibility in the financial community, and/or may sell sufficient numbers of shares to significantly decrease our price per share.

A decline in the price of our common stock could affect our ability to raise additional working capital, it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale and issuance of equity securities, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors not to choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and we may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale and issuance of our common stock and we may be forced to go out of business.

We must implement additional and expensive procedures and controls in order to grow our business and organization and to satisfy new reporting requirements, which will increase our costs and require additional management resources.

As a public reporting company, we will be required to comply with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the related rules and regulations of the SEC, including the requirements that we maintain disclosure controls and procedures and adequate internal control over financial reporting. In the future, if our securities are listed on a national exchange, we may also be required to comply with marketplace rules and heightened corporate governance standards. Compliance with the Sarbanes-Oxley Act and other SEC and national exchange requirements will increase our costs and require additional management resources. We will need to upgrade our procedures and controls and will need to continue to implement additional procedures and controls as we grow our business and organization and to satisfy new reporting requirements. If we are unable to complete the required assessment as to the adequacy of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act or if we fail to maintain internal control over financial reporting, our ability to produce timely, accurate and reliable periodic financial statements could be impaired.

If we do not maintain adequate internal control over financial reporting, investors could lose confidence in the accuracy of our periodic reports filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, our ability to obtain additional financing could be impaired or a lack of investor confidence in the reliability and accuracy of our public reporting could cause our stock price to decline.

Because we do not intend to pay any cash dividends on our shares of common stock in the near future, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of our board of directors, and will depend upon, among other things, the results of operations, cash flows and financial condition, operating and capital requirements, and other factors as our board of directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend. Unless we pay dividends, our stockholders will not be able to receive a return on their shares of our common stock unless they sell them.

We have established Preferred Stock which can be designated by the Company’s Board of Directors without shareholder approval.

The Company has authorized 20,000,000 shares of Preferred Stock, of which none are issued and outstanding. The shares of series of Preferred Stock of the Company may be issued from time to time in one or more series, each of which shall have a distinctive designation or title as shall be determined by the Board of Directors of the Company prior to the issuance of any shares thereof. The Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as adopted by the Board of Directors. In each such case, we will not need any further action or vote by our stockholders. One of the effects of undesignated Preferred Stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of Preferred Stock pursuant to the Board of Director's authority described above may adversely affect the rights of holders of Common Stock. For example, Preferred Stock issued by us may rank senior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock at a premium or may otherwise adversely affect the market price of the Common Stock.

Our Certificate of Incorporation provides our directors with limited liability.

Our Certificate of Incorporation states that our directors shall not be personally liable to us or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the Delaware General Corporation Law (the “DGCL”) or shall be liable because the director (1) shall have breached his duty of loyalty to us or our stockholders, (2) shall have acted not in good faith or in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted not in good faith or in a manner involving intentional misconduct or a knowing violation of law, or (3) shall have derived an improper personal benefit. Article Seven further states that the liability of our directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as it may be amended. These provisions may discourage stockholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director.

Certain provisions of our Certificate of Incorporation and Delaware law make it more difficult for a third party to acquire us and make a takeover more difficult to complete, even if such a transaction were in the stockholders’ interest.

Our Certificate of Incorporation and the DGCL contain provisions that may have the effect of making it more difficult or delaying attempts by others to obtain control of the Company, even when these attempts may be in the best interests of our stockholders.

We also are subject to the anti-takeover provisions of the DGCL, which prohibit us from engaging in a “business combination” with an “interested stockholder” unless the business combination is approved in a prescribed manner and prohibit the voting of shares held by persons acquiring certain numbers of shares without obtaining requisite approval. This statute has the effect of making it more difficult to effect a change in control of a Delaware company.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, or "Securities Act," for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards. As a result of this election, our financial statements may not be comparable to other companies that comply with the effective dates of certain accounting standards for public companies. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile, should a market for our stock develop of which there are no assurances.

As a company with less than $1 billion in revenue in our last fiscal year, we are defined as an “emerging growth company” under the JOBS Act. We will remain an “emerging growth company” under the JOBS Act until the earliest to occur of:

•

the last day of the fiscal year during which our total annual gross revenues equal or exceed $1 billion (subject to adjustment for inflation),

•

the last day of the fiscal year following the fifth anniversary of the completion of this offering,

•

the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt, or

•

the date on which we are deemed a large accelerated filer under the Exchange Act.

As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. For so long as we remain an emerging growth company we will not be required to:

•

have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002;

•

comply with any requirement that may be adopted by the Public Company Accounting Oversight Board, or PCAOB, regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements, such as an auditor discussion and analysis;

•

submit certain executive compensation matters to shareholder non-binding advisory votes;

•

submit for shareholder approval golden parachute payments not previously approved;

•

disclose certain executive compensation related items such as the correlation between executive compensation and financial performance and comparisons of the chief executive officer’s compensation to median employee compensation, when such disclosure requirements are adopted; and

•

present more than two years of audited financial statements and two years of selected financial data in this prospectus, instead of the customary three years for audited financial statements and five years for selected financial data.

In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. An emerging growth company may delay the adoption of these new or revised accounting standards until those standards apply to private companies and we have chosen to take advantage of this extended transition period. Section 107 of the JOBS Act provides that our decision to opt in to the extended transition period for complying with new or revised accounting standards is irrevocable.

Following the date of this prospectus, we will also be a “smaller reporting company” under the Exchange Act. Some of the foregoing reduced disclosure and other requirements are also available to us because we are a smaller reporting company and may continue to be available to us even after we are no longer an emerging growth company under the JOBS Act but remain a smaller reporting company under the Exchange Act. As a smaller reporting company, we are not required to:

•

have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002; and

•

present more than two years of audited financial statements in our registration statements and our annual reports on Form 10-K and present any selected financial data in such registration statements and annual reports.

Risks Related to seriesOne and our seriesOne Software Platform

We are a start-up company, and we may be unable to generate significant revenues and may never become profitable.

We are a start-up company that has not generated revenue to date and we may incur significant operating losses for the foreseeable future.  We may not be able to validate and create business to business market for web technology and infrastructure to support online crowd funding and financing platforms and portals in a manner that will generate significant revenues. In addition, any revenues that we may generate may be insufficient for us to become profitable.

In particular, potential investors should be aware that we have not proven that we can: raise sufficient capital in the public and/or private markets; successfully develop a fully functional web platform for startups and other companies who desire to launch their own crowd lending platform; build a pipeline of businesses seeking such services from us, develop and maintain relationships with key strategic partners that will be necessary to optimize the market value of our services; respond effectively to competitive pressures; or recruit and build a management team to accomplish our business plan.  If we are unable to accomplish these goals, our business is unlikely to succeed.

Because of our limited operating history, we may not be able to correctly estimate our future operating expenses, which could lead to cash shortfalls.

We have only a limited operating history from which to evaluate our business. We have not generated any revenues to date.  Accordingly, our prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in an early stage of development.  We may not be successful in addressing such risks, and the failure to do so could have a material adverse effect on our business, operating results and financial condition.

Because of this limited operating history and because of the emerging nature of the markets in which we compete, our historical financial data is of limited value in estimating future operating expenses. Our budgeted expense levels are based in part on our expectations concerning future revenues.

We may be unable to adjust our operations in a timely manner to compensate for any unexpected shortfall in revenues.  Accordingly, a significant shortfall in demand for our product could have an immediate and material adverse effect on our business, results of operations, and financial condition.

Our operating results may fluctuate as a result of a number of factors, many of which are outside of our control.  For these reasons, comparing our operating results on a period-to-period basis may not be meaningful, and you should not rely on our past results as any indication of our future performance. Our quarterly and annual expenses are likely to increase substantially over the next several years, and revenues from the sale of our services may not meet our expectations. Our operating results in future quarters may fall below expectations.  Any of these events could adversely impact our business prospects and make it more difficult to raise additional equity capital at an acceptable price per share. Each of the risk factors listed in this "Risk Factors" section may affect our operating results.

Our business, the design of our product may change and evolve over time.  Furthermore, we compete in an unpredictable industry against companies in the same business that have substantially more capital than we do and have existing distribution systems well established.  Our ability to succeed depends on our ability to execute our business plan including navigating regulatory hurdles, launching a fully featured product and attracting both businesses seeking loans and investors interested in making loans. As such, our actual operating results may differ substantially from our projections.

If we lose or fail to retain the services of key management personnel, we may not be able to execute our business strategy effectively.

Our future success depends in a large part upon the continued service of our management team and consultants. Michael Mildenberger is our sole employee.  All other members of our management team are operating as consultants.  The loss of any of the members of our management team could materially harm our business.  At this time, seriesOne does not maintain key man life insurance policies on any officer of the company.

We rely on highly skilled personnel and, if we are unable to retain or motivate key personnel or hire additional qualified personnel, we may not be able to grow effectively.

Our performance is largely dependent on the talents and efforts of highly skilled individuals.  Our future success depends on our continuing ability to identify, hire, develop, motivate, and retain highly skilled personnel for all areas of our organization.  Competition in our industry for qualified personnel is intense, and it is likely that certain of our competitors will directly target certain of our employees and consultants.  Our continued ability to compete effectively depends on our ability to retain and motivate our existing personnel.

We may not successfully manage any growth that we may experience.

Our success in marketing our service will depend upon our ability to implement effective public relations, build a trusted brand, run strong campaigns in social media and search marketing and develop affiliate programs that attract customers. To manage growth generated by these channels, we may in the future need to further scale our staffing and technical infrastructure. If we are unable to manage our growth effectively, our business would be harmed.

We have a limited operating history. As a startup company who provides a service to other online startup companies in the early stages of development, we face increased risks, uncertainties, expenses and difficulties.

If we are successful, the number of startup crowd funding companies using our product will increase, which will require us to increase our facilities, personnel and infrastructure in order to accommodate the greater servicing obligations and demands on us. The seriesOne software platform is dependent upon our software and website.  We must constantly add new hardware and update our software and website, expand our customer support services and add new employees to maintain the operations of the seriesOne software platform, as well as to satisfy our servicing obligations on clients. If we are unable to increase the capacity of the seriesOne software platform and maintain the necessary infrastructure, our clients may experience delays in receipt of payments or other aspects of processing transactions, and periodic downtime of our systems.

If our startup clients are unable to increase their transaction volumes, our business and results of operations will be affected adversely.

To succeed, we must help increase the transaction volumes on clients who use the seriesOne software platform for their platforms. They will need to attract a large number of investors and issuers in a cost-effective manner, many of whom have not previously participated in crowd funding. If our clients are not able to attract qualified investors and issuers and sufficient purchase commitments, they will not be able to increase their transaction volumes and our revenues will be impacted. Additionally, we rely on a variety of methods to drive qualified traffic to our website for new leads. If we are unable to use any of our current or future marketing initiatives or the cost of these initiatives were to significantly increase, we may not be able to attract qualified leads in a cost-effective manner and, as a result, our revenue and results of operations would be affected adversely, which may impair our ability to maintain the seriesOne software platform.

The market in which we participate is competitive and, if we do not compete effectively, our operating results could be harmed.

The crowd funding market is competitive and rapidly changing. With the introduction of new technologies and the influx of new entrants, we expect competition to persist and intensify in the future, which could harm our ability to generate new clients who desire to use the seriesOne software platform as their crowd funding platform. Our principal competitors include major third-party web developers, IT consulting firms, other established crowd funding platforms who desire to white label and license their technology, among others. We believe that our clients will face direct competition from established crowd funding platforms such as weFunder, Indigogo and StartEngine and this competition may be a significant barrier to entry for them and affect our ability to continue to generate revenue based off of their operations.

Competition could result in reduced clients, reduced fees or the failure of our product to achieve or maintain more widespread market acceptance, any of which could harm our business. In addition, in the future we may experience new competition from more established Internet companies, such as eBay Inc., Google Inc. or Yahoo! Inc., possessing large, existing customer bases, substantial financial resources and established distribution channels. If any of these companies or any major financial institution decided to enter the crowdfunding infrastructure and technology space, acquire one of our existing competitors or form a strategic alliance with one of our competitors, our ability to compete effectively could be significantly compromised and our operating results could be harmed.

Most of our current or potential competitors have significantly more financial, technical, marketing and other resources than we do and may be able to devote greater resources to the development, promotion, sale and support of their platforms and distribution channels. Our potential competitors may also have longer operating histories, more extensive customer bases, greater brand recognition and broader customer relationships than we have. These competitors may be better able to develop new products, to respond quickly to new technologies and to undertake more extensive marketing campaigns. Our industry is driven by constant innovation. If we are unable to compete with such companies and meet the need for innovation, the demand for our platform could stagnate or substantially decline.

If we fail to promote and thereafter maintain our brand in a cost-effective manner, we may be unable to gain market share or lose market share and our revenue, if any, may decrease.

We believe that developing and maintaining awareness of the seriesOne brand in a cost-effective manner is critical to achieving widespread acceptance of social lending through seriesOne and attracting new clients. Furthermore, we believe that the importance of brand recognition will increase as competition in crowd funding technology solutions increases. Successful promotion of our brand will depend largely on the effectiveness of our marketing efforts and the experience of our clients using the seriesOne software platform. These brand promotion activities may not yield increased revenues and, even if they do, any revenue increases may not offset the expenses we incur to promote our brand. If we fail to successfully promote and maintain our brand, or if we incur substantial expenses in an unsuccessful attempt to promote and maintain our brand, we may lose clients to our competitors or be unable to attract new clients, which would cause our revenue to decrease and may impair our ability to maintain the seriesOne software platform.

We rely on third-party computer hardware and software. If we are unable to continue utilizing these services, our business and ability to service the member loans may be adversely affected.

We rely on cloud computing and software licensed from third parties to operate our product on behalf of our clients, including payment and compliance software licensed from FundAmerica and iDisclose and management software from Salesforce. These services and licenses may not continue to be available on commercially reasonable terms, or at all. If we cannot continue to obtain these services, or if we cannot transition to another service provider quickly, our ability to process operate the seriesOne software platform could suffer.

We do not have a license to the “SeriesOne” trademark.

The SeriesOne trademark is owned by Funding Wonder, Inc., our affiliate and a significant shareholder. We are currently using the trademark with their permission, but we do not have a written license or other agreement granting us specific rights in the trademark. Should Funding Wonder, Inc. elect to revoke this permission, we would have to change our name and branding at a significant cost.

If the security of our user’s confidential information stored in our systems is breached or otherwise subjected to unauthorized access, secure information may be stolen, our reputation may be harmed, and we may be exposed to liability.

Our software platform stores a client's investor and other personally-identifiable sensitive data. Any accidental or willful security breaches or other unauthorized access could cause secure information to be stolen and used for criminal purposes. Security breaches or unauthorized access to secure information could also expose us to liability related to the loss of the information, time-consuming and expensive litigation and negative publicity. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in our software are exposed and exploited, and, as a result, a third party or disaffected employee obtains unauthorized access to any of our shareholder’s data, our relationships with our shareholders will be severely damaged, and we could incur significant liability. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, we and our third-party hosting services may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause our shareholders to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, would harm our reputation, and we could lose clients.

Our ability to maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins and similar disruptions.

The highly automated nature of the seriesOne software platform may make it an attractive target and potentially vulnerable to computer viruses, physical or electronic break-ins and similar disruptions. If a computer hacker were able to infiltrate the seriesOne software platform as implemented by any client, our clients’ users would be subject to an increased risk of fraud or borrower identity theft, and might may not receive the payments that they expect to receive. Hackers might also disrupt the accurate processing and posting of payments to accounts or cause the destruction of data and thereby undermine rights to repayment. While we have taken steps to prevent hackers from accessing the seriesOne software platform, if we are unable to prevent hacker access, our ability to fulfill our obligations to our clients and to maintain the seriesOne software platform would be adversely affected.

Any significant disruption in service on our website or in our computer systems could reduce the attractiveness of our product as a platform and result in a loss of clients.

If a catastrophic event resulted in a platform outage and physical data loss, our ability to perform our servicing obligations would be materially and adversely affected. The satisfactory performance, reliability and availability of our technology and our underlying network infrastructure are critical to our operations, level of customer service, reputation and ability to attract new clients and retain existing clients.

Risks Related to Our Intellectual Property

It may be difficult and costly to protect our intellectual property rights, and we may not be able to ensure their protection.

Our ability to maintain the seriesOne software platform, in part, upon our proprietary technology. We may not protect our proprietary technology effectively, however, which would allow competitors to duplicate our products and adversely affect our ability to compete with them. A third party may attempt to reverse engineer or otherwise obtain and use our proprietary technology without our consent. In addition, the seriesOne software platform may infringe upon claims of third-party patents, and we may face intellectual property challenges from such other parties. We may not be successful in defending against any such challenges or in obtaining licenses to avoid or resolve any intellectual property disputes. Furthermore, our technology may become obsolete, and there is no guarantee that we will be able to successfully develop, obtain or use new technologies to adapt the seriesOne software platform to compete with other person-to-person lending platforms as they develop. If we cannot protect our proprietary technology from intellectual property challenges, or if the product becomes obsolete, our ability to maintain the product or perform our obligations to our clients, we could be adversely affected.

Risks Relating to Compliance and Regulation

Our clients are dependent on a favorable government regulatory environment over which we have limited control.

Our clients are subject on rules promulgated by the SEC and rules and regulations of FINRA.  Particularly, our clients offering securities pursuant to Regulation CrowdFunding must comply with those rules as they pertain to portals and must have the necessary technological requirements to facilitate issuer compliance.  Similarly, such portal operators must be approved by FINRA and must also comply with their rules.  Those offering securities Regulation D must comply with such section.  If the rules are repealed or modified, our business prospects will be harmed. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of loans and investments our clients originate or facilitate using a funding portal based on the seriesOne software platform.

Although our software platform is designed to help our customers be compliant with the applicable rules and regulations, it is not a compliance software, it has not been approved by the SEC, FINRA or any other state or federal regulator and it may not always have been, and may not always be, in compliance with these laws. Compliance with these requirements is also costly, time-consuming and limits our operational flexibility.

As Internet commerce develops, federal and state governments may draft and propose new laws to regulate Internet commerce, which may negatively affect our business.

As Internet commerce continues to evolve, increasing regulation by federal and state governments becomes more likely. Our business could be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to social lending. The cost to comply with such laws or regulations could be significant and would increase our operating expenses, and we may be unable to pass along those costs to our shareholders in the form of increased fees. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the seriesOne software platform.

MISCELLANEOUS ITEMS REGARDING THE REPURCHASE OFFER

Offerees who accept this Repurchase Offer shall be entitled to receive the purchase price paid for the Subject Securities, plus interest at the applicable rate.  Unless as otherwise stated herein, the applicable rate for all Offerees is five percent (5%) per annum (See “Summary of State Laws”).  To the extent that an Offeree has received payments prior to the date of the repurchase or has sold all or a portion of the Subject Securities, the total Purchase Price shall be reduced by the amount of any such payments or the purchase price received.  Offerrees will not be required to repay any amounts received in excess of the applicable rate.

Upon the acceptance of an offer to repurchase shares, the Offeror will provide two percent 2% of the Purchase Price within thirty (30) days of Offeror’s receipt of an Offeree’s Election notifying the Offeror of such acceptance.  The remaining amount shall be paid pursuant to a promissory note executed by the Offeror with a term of twelve (12) months from the date of the Offeror’s receipt of the Election accepting the Repurchase Offer.     Notwithstanding the foregoing, to the extent that the applicable state laws require that the Repurchase Price be paid in a manner or upon terms other than as set forth above, the Offeror will provide such payment in accordance with such requirements.

By accepting the Rescission Offer, the value of an Offeree’s Repurchased Shares shall be limited to the Purchase Price and an Offeree hereby agrees to forfeit any right to participate in any future profits of the Offeror.

The rights of Offerees who have sold or otherwise transferred their shares shall be limited to receipt of the purchase price paid for the shares plus the applicable rate, less the amount received in connection with such sale or transfer.  Transferees shall have no rescission rights hereunder.

This Repurchase Offer, together with all of the terms and disclosures set forth herein supersedes and replaces any previous offer which an Investor may have received from the Offeror and any and all terms set forth therein.

Date:  June 22, 2018

By:

Michael Mildenberger

As President of seriesOne, Inc.

EXHIBIT A

FORM OF ELECTION

TO BE SUBMITTED PURSUANT TO ELECTION TO REPURCHASE SHARES

J. Martin Tate

Carman Lehnhof Israelsen, LLP

299 South Main Street, Suite 1300

Salt Lake City, UT 84101

Dear Mr. Tate:

The undersigned has received and acknowledges receipt of the Repurchase Offer Memorandum from seriesOne, Inc. (the “Company”), which the Company has made to certain of the Company’s shareholders (the “Repurchase Offer”).  This Repurchase Offer must be accepted or rejected within thirty (30) days after receipt of this Repurchase Offer (the “Expiration Date”), which Expiration Date is anticipated to be on or about July 22, 2018.

Subject to the terms and conditions of the Repurchase Offer and the instructions set forth below, I hereby elect:

(check appropriate blank)

______   To accept the Repurchase Offer and rescind the sale to the undersigned of a ___ percent (_ %) share in the Company (based on 100% of the stock) and to receive a full refund of all sums paid therefor together with interest at the applicable rate of interest per annum from the date of such sale to the date hereof.

or

______

To reject the Repurchase Offer and continue to hold my shares in the Company and waive any rights to bring action against the Company.

Dated: _______________

Address:

Signature

Signature

Telephone:

Print Name

INSTRUCTIONS

1.

General.  This Form of Election should be properly filled in, dated and signed, and should be delivered to the Company’s legal counsel at the address set forth on the first page of this Form of Election.  The method of delivery to the Company is at the option and risk of the Offeree, but, if sent by mail, then registered mail, return receipt requested, is suggested.

2.

Time in Which to Elect.  To be effective, a Form of Election must be received by the Company no later than thirty (30) days after receipt of the Repurchase Offer (the “Expiration Date”).  A Form of Election returned to the Company after June 3, 2018 must be accompanied by evidence that the person submitting such Form of Election submitted the Form of Election within thirty (30) days after receipt of the Repurchase Offer.

3.

Signatures.  The signature (or signatures), on the Form of Election should correspond exactly with the name as written on the face of the Restated Operating Agreement.  If the Form of Election is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other representative or fiduciary, the person signing must give such person’s full title in such capacity.

4.

Miscellaneous.  In the case of acceptances of the Repurchase Offer, the Company will provide the Purchase Price as set forth in the Memorandum.

All questions with respect to this Form of Election and the Repurchase Offer (including questions relating to the timeliness or effectiveness of any election) will be determined by the Offeror, which determination shall be final and binding.  All questions should be directed to J. Martin Tate, Esq, at mtate@clilaw.com.

EXHIBIT B

FINANCIAL STATEMENTS

SERIESONE, INC.

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of seriesOne, Inc.

Miami, Florida

Opinion on the Financial Statements

We have audited the accompanying balance sheet of seriesOne, Inc. (the “Company”) as of December 31, 2017 and the related statement of operations, stockholders’ equity, and cash flows for the period from July 7, 2017 (date of inception) through December 31, 2017, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and the results of its operations and its cash flows for the period from July 7, 2017 (date of inception) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Liggett & Webb P.A.
We have served as the Company’s auditor since 2017
Boynton Beach, FL
May 4, 2018

seriesOne, Inc.
Balance Sheet

December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$ 22,673
Total current assets	22,673
Acquired software costs, net	916,352
Total assets	$ 939,025

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 79,003
Related party payables	15,000
Related party interest expense	312
Related party promissory note	50,000
Total current liabilities	144,315

Contingencies (Note 12)	-

Stockholders' equity:
Preferred stock; $0.0001 par value; 20,000,000 shares authorized; 0 shares issued and outstanding as of December 31, 2017	-
Common stock; $0.0001 par value; 100,000,000 shares authorized; 19,371,198 shares issued and outstanding as of December 31, 2017	1,937
Additional paid-in capital	1,156,873
Accumulated deficit	(364,100)
Total stockholders’ equity	794,710
Total liabilities and stockholders’ equity	$ 939,025

The accompanying notes are an integral part of these financial statements.

seriesOne, Inc.
Statement of Operations

For the Period from July 7, 2017 (date of inception) through December 31, 2017
Revenues	$ -

Expenses:
General and administrative expenses	239,788
Related party consulting fees	124,000
Total expenses	363,788
Loss from operations	(363,788)
Related party interest (expense)	(312)
Loss before provision for income taxes	(364,100)
Provision for income taxes	-
Net loss	$ (364,100)

Net loss per common share, basic and diluted	$ (0.03)

Weighted average common shares outstanding, basic and diluted	14,351,960

The accompanying notes are an integral part of these financial statements.

seriesOne, Inc.
Statement of Stockholders' Equity
For the Period from July 7, 2017 (date of inception) through December 31, 2017

	Common Stock Outstanding
	Number of Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Equity
Balance at July 7, 2017	-	$ -	$ -	$ -	$ -
Issuance of common stock for acquired software	14,250,000	1,500	815,969		817,469
Issuance of common stock in connection with private placement	2,550,000	255	169,745		170,000
Issuance of common stock in connection with Regulation S and Regulation D financing	1,821,198	182	121,838		122,020
Stock-based compensation for services	750,000		50,000		50,000
Sock-based compensation for warrant granted			501		501
Stock issuance costs			(1,180)		(1,180)
Net loss				(364,100)	(364,100)
Balance at December 31, 2017	19,371,198	$ 1,937	$ 1,156,873	$ (364,100)	$ 794,710

The accompanying notes are an integral part of these financial statements.

seriesOne, Inc.
Statement of Cash Flows

For the Period from July 7, 2017 (date of inception) through December 31, 2017

Cash flows from operating activities:	$ (364,100)
Net loss
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	50,501
Changes in assets and liabilities:
Accounts payable and accrued expenses	79,003
Related party payables	15,000
Related party accrued interest expense	312
Net cash flows used in operating activities	(219,284)
Cash flows from investing activities:
Software costs purchased from third parties	(98,883)
Net cash flows used in investing activities	(98,883)
Cash flows from financing activities:
Proceeds from issuance of common stock	290,840
Proceeds from related party promissory note	50,000
Net cash flows provided by financing activities	340,840
Net change in cash and cash equivalents	22,673
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$ 22,673

Supplemental disclosure of cash flow information:
Income taxes paid	$ -
Interest expense paid	$ -

Non-cash investing and financing activities:
Software costs acquired through issuance of common stock to related party	$ 817,469

The accompanying notes are an integral part of these financial statements.

F-6

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

1.

ORGANIZATION

Company Overview

SeriesOne, Inc. was incorporated under the name of Finfora, Inc. as a Delaware corporation on July 7, 2017. Pursuant to a Certificate of Amendment of Certificate of Incorporation dated March 8, 2018, we changed our name to seriesOne, Inc. (“seriesOne” or the “Company”). Our formation was for the express purpose of marketing its proprietary web hosted financing platform to potential clients who desire to launch an online funding portal. We are a financial technology start-up and represent a new generation of online financing technology software solutions. Our turn-key online cloud-based hosted “white label” financing platform, which we refer to as our “software platform,” enables our clients to launch their own online funding portals under their own domains and branding to facilitate capital raising from private investors by small and medium-sized enterprises, or SME’s, for capital intensive projects, referred to as “alternative capital”. Using our software platform, our clients will operate funding portals on which entrepreneurs, intermediaries, and investors could meet, invest instantaneously and manage their investments in a secure and SEC regulated online forum that is hosted by finfora, but managed by our clients and branded under our clients’ names. Our software platform was initially developed by Funding Wonder, Inc., an affiliate, and contributed to us in exchange for our common stock. Funding Wonder has retained a royalty free license to use the software platform in perpetuity in connection with its crowd funding platform.

Our corporate headquarters are located in Miami, Florida.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

2.

LIQUIDITY

As of December 31, 2017, we had a working capital deficit of $121,642. For the period from July 7, 2017 (date of inception) through December 31, 2017, we incurred a net loss of $364,100 and had negative cash flows from operations of $219,284.

We evaluated our financial position and results of operations as of the date these financial statements were first made available, and our expected operations subsequent to the date these financial statements were first made available. As a result of this assessment, we have noted the following events and factors which we believe support our conclusion that we will have sufficient capital resources to meet projected cash flow requirements for a period of twelve months from the date these financial statements were first made available.

•

From November 2017 through March 2018, we engaged in a successful financing pursuant to a Regulation S and Regulation D offering (the “Offering”) of our common stock. In connection with the Offering, we issued a total of 15,819,269 shares of our $0.0001 par value common stock at a price of $0.067 per share to 81 accredited and non-accredited investors resulting in gross proceeds of $1,059,889. In connection with the Offering, 31 investors participating in the Offering pursuant to Regulation D were deemed to be non-accredited, U.S. persons. On or about May 4, 2018, a notice of rescission was distributed to these investors. As a result, there can be no assurances that these investors will waive their rights to rescission and that we will not be required to return their invested funds. The total shares of common stock subject to rescission in connection with the Offering is 608,671 shares representing $40,780 of the gross proceeds received.

•

As of April 27, 2018, our unaudited financial position included i) cash and cash equivalents of approximately $715,000; ii) accounts payable and accrued expenses, including amounts due to related parties, of approximately $45,000; and iii) related party promissory note in the principal amount of $50,000 and accrued interest of $812.

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

•

Beginning March 2018, we executed our first revenue-generating agreements with two clients resulting in agreed upon set-up fees, paid upon execution of agreements, and technology fees, which include payment of monthly retainers and revenue-sharing arrangements. Additionally, we are in final negotiations with two additional clients who will utilize our software platform. We have also received interest from several additional client prospects and have engaged resources to continue to promote our software platform and services.

•

In the event that our anticipated cash requirements for the twelve-month period from the date these financial statements were first made available exceed our anticipated cash availability, our chief executive officer and three of our consultants have agreed to defer their salary and consulting fees, respectively, until such time that any anticipated deficit of our cash resources would be alleviated. Additionally, we have also obtained a waiver of repayment of the related party promissory note until April 30, 2019.

We believe that our current financial position and anticipated observations over the twelve-month period from the date these financial statements were first made available alleviate any substantial doubt about our ability to continue as a going concern.

However, management cannot provide any assurances that we will be successful in accomplishing any of our plans. Management also cannot provide any assurance that unforeseen circumstances that could occur at any time within the next twelve months or thereafter will not increase the need for us to raise additional capital on an immediate basis.

3.

SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash includes cash on hand, is deposited at one area bank and may exceed federally insured limits at times. We consider all highly-liquid, temporary cash investments with a maturity date of three months or less to be cash equivalent. At December 31, 2017, we had no cash equivalents.

Software Development Costs

Software development costs primarily include internal and external labor expenses incurred to develop the software that powers our web hosted financing platform. Certain costs incurred during the application development stage are capitalized based on specific activities tracked, while costs incurred during the preliminary project stage and post-implementation/operation stage are expensed as incurred. Capitalized software development costs will be amortized over the estimated useful life of these costs, which is expected to be approximately three years. As of December 31, 2017, the software was considered to still be in development and had not been released for commercial use.

Long-Lived Assets and Intangible Assets with Definite Lives

Long-lived assets include property and equipment and intangible assets with definite lives. Amortization of definite-lived intangible assets is recorded on a straight-line basis over their estimated lives.

Long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If the carrying amount is deemed to not be recoverable, an impairment loss is recorded as the amount by which the carrying amount of the long-lived asset exceeds its fair value.

During the period from July 7, 2017 (date of inception) through December 31, 2017, we acquired, through the issuance of 14,250,000 shares of our common stock, software from Funding Wonder, Inc., our affiliate, in connection with the development of our web hosted financial platform. The value of the acquired software was based on the historical cost of the software, which was recorded as $817,469 on the acquisition date of August 11, 2017. Additionally, we also recorded a license fee of $40,000 in connection with this transaction which is included in total acquired software cost of $857,469.

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

As of December 31, 2017, we performed our test for recoverability of the carrying amount of the acquired software. We believe that as of December 31, 2017, there were no events or changes in circumstances that would indicate that the carrying amount of the acquired software may not be recoverable.

Fair Value of Financial Instruments

We follow Accounting Standards Codification 820-10 (“ASC 820-10”), “Fair Value Measurements and Disclosures,” for fair value measurements. ASC 820-10 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The standard provides a consistent definition of fair value, which focuses on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard also prioritizes, within the measurement of fair value, the use of market-based information over entity specific information and establishes a three-level hierarchy for fair value measurement based on the nature of inputs used in the valuation of an asset or liability as of the measurement date.

The hierarchy established under ASC 820-10 gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820-10 are described below:

Level 1 - Pricing inputs are quoted prices available in active markets for identical investments as of the reporting date. As required by ASC 820-10, we do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

Level 2 - Pricing inputs are quoted prices for similar investments, or inputs that are observable, either directly or indirectly, for substantially the full term through corroboration with observable market data. Level 2 includes investments valued at quoted prices adjusted for legal or contractual restrictions specific to these investments.

Level 3 - Pricing inputs are unobservable for the investment, that is, inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Level 3 includes investments that are supported by little or no market activity.

Advertising Costs

Advertising costs for the period from July 7, 2017 (date of inception) through December 31, 2017 were $0. Advertising costs are expensed as incurred or at the first time the advertising takes place.

Income Taxes

The provision for income taxes includes federal, state, local and foreign taxes. Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences of temporary differences between the financial statement carrying amounts and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which the temporary differences are expected to be recovered or settled. We evaluate the realizability of our deferred tax assets and establish a valuation allowance when it is more likely than not that all or a portion of deferred tax assets will not be realized.

We account for uncertain tax positions using a “more-likely-than-not” threshold for recognizing and resolving uncertain tax positions. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. We evaluate this tax position on a quarterly basis. We also accrue for potential interest and penalties, if applicable, related to unrecognized tax benefits in income tax expense (See Note 6).

Basic and Diluted Loss Per Share

Basic loss per common share is computed by dividing net income by the weighted-average number of common shares

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

outstanding during the period. Diluted loss per common share is based upon the weighted-average common shares outstanding during the period plus additional weighted-average common equivalent shares outstanding during the period. Common equivalent shares result from the assumed exercise of outstanding stock options and warrants, the proceeds of which are then assumed to have been used to repurchase outstanding common stock using the treasury stock method. In addition, the numerator is adjusted for any changes in income that would result from the assumed conversion of potential shares. There were no potentially dilutive shares which would have the effect of being antidilutive.

Revenue Recognition

We generate our revenues from (i) fees charged in connection with the installation and set-up of our software platform; (ii) ongoing monthly processing fees and (ii) technology fees.

Our revenue recognition policy follows the guidance from Accounting Standards Codification (“ASC”) 605, “Revenue Recognition,” and Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements,” which provides guidance on the recognition, presentation, and disclosure of revenue in financial statements. We recognize revenues when all of the following criteria are satisfied: (i) persuasive evidence of an arrangement exists; (ii) the price is fixed or determinable; (iii) collectability is reasonably assured; and (iv) the service has been performed or the product has been delivered. Collectability is assessed based on a number of factors, including the creditworthiness of a client, the size and nature of a client’s website and transaction history. Amounts billed or collected in excess of revenue recognized are included as deferred revenue. An example of this deferred revenue would be arrangements where clients request or are required by us to pay in advance of delivery.

In April 2016, the FASB issued “ASU 2016 - 10 Revenue from Contract with Customers (Topic 606): identifying Performance Obligations and Licensing.” The amendments in this Update do not change the core principle of the guidance in Topic 606. Rather, the amendments in this Update clarify the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance, while retaining the related principles for those areas. Topic 606 includes implementation guidance on (a) contracts with customers to transfer goods and services in exchange for consideration and (b) determining whether an entity’s promise to grant a license provides a customer with either a right to use the entity’s intellectual property (which is satisfied at a point in time) or a right to access the entity’s intellectual property (which is satisfied over time). The amendments in this Update are intended to render more detailed implementation guidance with the expectation to reduce the degree of judgement necessary to comply with Topic 606. The amendments in this Update affect the guidance in ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements in Topic 606 (and any other Topic amended by Update 2014-09). ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. We are currently evaluating the impact that this updated guidance will have on our results of operations, cash flows or financial condition.

In November 2016, the FASB issued ASU 2016-20, an amendment to ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU addressed several areas related to contracts with customers. This topic is not yet effective and will become effective with Topic 606. We are currently evaluating the impact this topic will have on our financial statements.

Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

We have evaluated all issued but not yet effective accounting pronouncements and determined that, other than the following, they are either immaterial or not relevant to us.

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

In February 2016, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU) “ASU 2016 - 02 Leases” intended to improve financial reporting about leasing transactions. The ASU affects all companies and other organizations that lease assets such as real estate, office equipment and manufacturing equipment. The ASU will require organizations that lease assets - referred to as “lessees” - to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases.

Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current Generally Accepted Accounting Principles (GAAP), the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current GAAP - which requires only capital leases to be recognized on the balance sheet - the new ASU will require both types of leases to be recognized on the balance sheet. The ASU also will require disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. These disclosures include qualitative and quantitative requirements, providing additional information about the amounts recorded in the financial statements. The accounting by organizations that own the assets leased by the lessee - also known as lessor accounting - will remain largely unchanged from current GAAP. However, the ASU contains some targeted improvements that are intended to align, where necessary, lessor accounting with the lessee accounting model and with the updated revenue recognition guidance issued in 2014. The ASU on leases will take effect for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other organizations, the ASU on leases will take effect for fiscal years beginning after December 15, 2019, and for interim periods within fiscal years beginning after December 15, 2020. It is not anticipated that this updated guidance will have a material impact on our results of operations, cash flows or financial condition.

In March 2016, the FASB issued “ASU 2016 - 09 Improvements to Employee Share-Based Payment Accounting” which is intended to improve the accounting for employee share-based payments. The ASU affects all organizations that issue share-based payment awards to their employees. The ASU, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, simplifies several aspects of the accounting for share-based payment award transactions, including; the income tax consequences, classification of awards as either equity or liabilities, and the classification on the statement of cash flows. The ASU simplifies two areas specific to private companies, with regards to the expected term and intrinsic value measurements. The ASU simplifies the following areas to private and public companies; (a) tax benefits and tax deficiencies with regards to the differences between book and tax deductions, (b) changes in the excess tax benefits classification in the statement of cash flows, (c) make an entity wide accounting policy election for accrual of vested awards verses individual awards, (d) changes in the amount qualifying as an equity award classification subject to statutory tax withholdings, (e) clarification in the classification of shares withheld for statutory tax withholdings on the statement of cash flows. For public companies, the amendments in this ASU are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. For private companies, the amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any organization in any interim or annual period. It is not anticipated that this guidance will have a material impact on our results of operations, cash flows or financial condition.

In January 2016, the FASB issued “ASU 2016 - 01 Recognition and Measurement of Financial Assets and Financial Liabilities,” intended to improve the recognition and measurement of financial instruments. The ASU affects public and private companies, not-for-profit organizations, and employee benefit plans that hold financial assets or owe financial liabilities. The new guidance makes targeted improvements to existing GAAP by:

Requiring equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income;

Requiring public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes;

Requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements;

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

Eliminating the requirement to disclose the fair value of financial instruments measured at amortized cost for organizations that are not public business entities;

Eliminating the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet; and

Requiring a reporting organization to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (also referred to as “own credit”) when the organization has elected to measure the liability at fair value in accordance with the fair value option for financial instruments.

The ASU on recognition and measurement will take effect for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. For private companies, not-for-profit organizations, and employee benefit plans, the standard becomes effective for fiscal years beginning after December 15, 2018, and for interim periods within fiscal years beginning after December 15, 2019. The ASU permits early adoption of the own credit provision (referenced above). Additionally, it permits early adoption of the provision that exempts private companies and not-for-profit organizations from having to disclose fair value information about financial instruments measured at amortized cost. It is not anticipated that this guidance will have a material impact on our results of operations, cash flows or financial condition.

In April 2016, the FASB issued “ASU 2016 - 10 Revenue from Contract with Customers (Topic 606): identifying Performance Obligations and Licensing.” The amendments in this Update do not change the core principle of the guidance in Topic 606. Rather, the amendments in this Update clarify the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance, while retaining the related principles for those areas. Topic 606 includes implementation guidance on (a) contracts with customers to transfer goods and services in exchange for consideration and (b) determining whether an entity’s promise to grant a license provides a customer with either a right to use the entity’s intellectual property (which is satisfied at a point in time) or a right to access the entity’s intellectual property (which is satisfied over time). The amendments in this Update are intended to render more detailed implementation guidance with the expectation to reduce the degree of judgement necessary to comply with Topic 606. The amendments in this Update affect the guidance in ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements in Topic 606 (and any other Topic amended by Update 2014-09). ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year. We are currently evaluating the impact that this updated guidance will have on our results of operations, cash flows or financial condition.

In November 2016, the FASB issued ASU 2016-20, an amendment to ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU addressed several areas related to contracts with customers. This topic is not yet effective and will become effective with Topic 606. We are currently evaluating the impact this topic will have on our financial statements.

4.

RELATED PARTY TRANSACTIONS

During the period from July 7, 2017 (date of inception) through December 31, 2017, we recorded $90,000 in fees for management consulting services provided by 2002 Management Inc., a consulting firm owned by Mr. Michael Mildenberger, our CEO, pursuant to a consulting agreement dated July 7, 2017. As of December 31, 2017, there were $5,000 in consulting fees payable to 2002 Management Inc.

During the period from July 7, 2017 (date of inception) through December 31, 2017, we recorded $30,000 in fees for regulatory compliance services provided by Mr. Giovani Soleti, our acting chief operating officer, pursuant to a consulting agreement dated July 7, 2017. As of December 31, 2017, we recorded consulting fees payable to Mr. Soleti of $10,000 which are included in related party payables in our balance sheet.

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

During the period from July 7, 2017 (date of inception) through December 31, 2017, we recorded $4,000 in fees for advisory services provided by Funding Wonder, Inc., a company in which Messrs. Mildenberger and Soleti are the majority shareholders. The services were provided pursuant to a verbal agreement between us and Funding Wonder, Inc. As of December 31, 2017, there were $0 in advisory fees payable to Funding Wonder, Inc.

On August 11, 2017, we issued 750,000 shares of our common stock to Funding Wonder, Inc. (“Funding Wonder”), our affiliate, at a price of $0.0667, or approximately $50,000 for certain rights and services which were recorded as stock-based compensation in our statement of operations for the period from July 7, 2017 (date of inception) through December 31, 2017.

During the period from July 7, 2017 (date of inception) through December 31, 2017, we acquired, through the issuance of 14,250,000 shares of our common stock, software from Funding Wonder, Inc., our affiliate, in connection with the development of our web hosted financial platform. The value of the acquired software was based on the historical cost of the software, which was recorded as $817,469 on the acquisition date of August 11, 2017. Additionally, we also recorded a license fee of $40,000 in connection with this transaction which is included in total acquired software cost of $857,469.

On July 7, 2017, we entered into a sublease agreement with Funding Wonder, Inc., our affiliate, for the lease of our corporate facility in Miami, Florida. The term of the sublease is monthly and can be terminated by either party with thirty-days’ notice. The monthly lease payment is $5,600 per month. From July 7, 2017 (date of inception) through December 31, 2017, we recorded rent expense of $32,893.

On October 18, 2017, we entered into a Promissory Note in the principal amount of $50,000 (the “Note”) with a private investor who is also an affiliate. The Note bears interest at the rate of 3% per annum and all principal and accrued interest is due on October 18, 2018. As of December 31, 2017, the principal balance outstanding and accrued interest payable was $50,000 and $312, respectively.

5.

ACQUIRED SOFTWARE COSTS

During the period from July 7, 2017 (date of inception) through December 31, 2017, we acquired, through the issuance of 14,250,000 shares of our common stock, software from Funding Wonder, Inc., our affiliate, and certain unaffiliated third-parties in connection with the development of our web hosted financial platform. The value of the software acquired from Funding Wonder, Inc. was based on the historical cost of the software, which was recorded as $817,469 on the acquisition date of August 11, 2017. Additionally, we also recorded a license fee of $40,000 in connection with this transaction which is included in total acquired software cost of $857,469. Subsequent to August 11, 2017, we recorded an additional $58,883 in costs for services provided by unaffiliated third-parties in the continued development of our web-hosted financial platform. As of December 31, 2017, we recorded $916,352 in total acquired software costs.

As of December 31, 2017, our web hosted financial platform had not been placed in service, accordingly no amortization of the acquired software was recorded for the period from July 7, 2017 (date of inception) through December 31, 2017, and there was no related accumulated amortization as of December 31, 2017.

6.

INCOME TAXES

As of December 31, 2017, we had no material unrecognized tax benefits and no adjustments to liabilities or operations were required.

Tax year 2017 is subject to examination by the federal and state taxing authorities. There are no income tax examinations currently in process.

Reconciliation between our effective tax rate and the United States statutory rate is as follows:

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

For the Period from July 7, 2017 (date of inception) through December 31, 2017
Expected federal tax rate	34.00%
State income taxes, net of federal tax benefit	3.63%
Change in valuation allowance	(37.63%)
Effective tax rate	0.00%

Significant components of our deferred tax assets as of December 31, 2017 consists of the following:

December 31, 2017
Deferred Tax Assets:
Net operating loss carryforwards, net of taxes effect	$ 424,783
Deferred tax assets	424,783
Deferred tax liabilities:
Software acquired book to tax difference	307,614
Deferred tax liabilities	307,614
Net deferred tax assets	117,170
Valuation allowance	(117,170)
Net deferred tax assets	$ -

Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the tax basis of the assets and liabilities using the enacted tax rate in effect in the years in which the differences are expected to reverse. A 100% valuation allowance has been recorded against the deferred tax asset as it is more likely than not, based upon our analysis of all available evidence, that the tax benefit of the deferred tax asset will not be realized.

The U.S. Tax Cuts and Jobs Act (the “Act”) was enacted in December 2017. Among other things, the Act reduces the U.S. federal corporate tax rate from 35 percent to 21 percent beginning January 1, 2018, requiring the revaluation of deferred taxes.

As of December 31, 2017, we have federal net operating loss carryforwards of approximately $1,128,800 available to offset future federal taxable, which expires 2037.

7.

RELATED PARTY NOTE PAYABLE

On October 18, 2017, we entered into a Promissory Note in the principal amount of $50,000 (the “Note”) with a private investor who is also an affiliate. The Note bears interest at the rate of 3% per annum and all principal and accrued interest is due on October 18, 2018. As of December 31, 2017, the principal balance outstanding and accrued interest payable was $50,000 and $312, respectively.

On April 27, 2018, we received notification from the private investor that payment of all principal and accrued interest, which is due on October 18, 2018, the default would be waived until April 30, 2019 at which time all principal and accrued interest would be due and payable.

8.

RELATED PARTY LEASE

On July 7, 2017, we entered into a sublease agreement with Funding Wonder, Inc., our affiliate, for the lease of our corporate facility in Miami, Florida. The term of the sublease is monthly and can be terminated by either party with thirty-days’ notice. The monthly lease payment is $5,600 per month. From July 7, 2017 (date of inception) through December 31, 2017, we recorded rent expense of $32,893.

9.

STOCKHOLDERS’ EQUITY

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of blank check preferred stock, par value $0.0001 per share. On December 31, 2017 there are 19,371,198 shares of common stock and no shares of preferred stock issued and outstanding.

Preferred Stock

Our board of directors, without further stockholder approval, may issue preferred stock in one or more series from time to time and fix or alter the designations, relative rights, priorities, preferences, qualifications, limitations and restrictions of the shares of each series. The rights, preferences, limitations and restrictions of different series of preferred stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions and other matters. Our board of directors may authorize the issuance of preferred stock, which ranks senior to our common stock for the payment of dividends and the distribution of assets on liquidation. In addition, our board of directors can fix limitations and restrictions, if any, upon the payment of dividends on both classes of our common stock to be effective while any shares of preferred stock are outstanding.

Common Stock

Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by stockholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions.

Holders of common stock are entitled to receive dividends, if and when declared by the board of directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Effective August 11, 2017, the board of directors approved a 1,500 for 1 forward stock split of our outstanding common stock whereby the authorized number of shares of our common stock was increased from 1,000 shares to 100,000,000 shares.

On August 11, 2017, we issued 750,000 shares of our common stock to Funding Wonder, Inc. (“Funding Wonder”), our affiliate, at a price of $0.067 (the recent cash offering price), or approximately $50,000 for certain rights and services which were recorded as stock-based compensation in our statement of operations for the period from July 7, 2017 (date of inception) through December 31, 2017.

On August 11, 2017, we acquired, through the issuance of 14,250,000 shares of our common stock, software from Funding Wonder, Inc., our affiliate, in connection with the development of our web hosted financial platform. The value of the acquired software was based on the historical cost of the software, which was recorded as $817,469. Additionally, we also recorded a license fee of $40,000 in connection with this transaction which is included in total acquired software cost of $857,469.

During August and September 2017, we completed the private placement of 2,550,000 shares of our $0.0001 par value common stock to a limited number of accredited investors, who are also non-US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $170,000.

During November 2017 and December 2017, we completed the private placement of 1,821,198 shares of our $0.0001 par value common stock to a limited number of accredited investors, who are also non-US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $122,020. The offerings were conducted pursuant to exemptions from registration under Regulation D and Regulation S of the Securities Act of 1933.

In addition, during December 2017, as part of the above referenced private placements, we sold 60,000 shares of our $0.0001 par value common stock to four (4) non-accredited investors, who are also US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $4,020, which was recorded in 2018. These stock sales were not made in

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

compliance with Rule 506(b) because we did not deliver the certain information required by Rule 502(b) to such investors at the time of their investment. The sale of shares to these investors is currently subject to rescission offer which is expected to be made to said investors on or about May 4, 2018. These shares, which are subject to rescission, have been excluded from our stockholders’ equity and recorded as common stock subject to rescission offer in our balance sheet.

Warrants

On October 17, 2017, we approved the grant of a warrant to a consultant pursuant to a services agreement to provide financial advisory services. The terms of the warrant provide for the issuance of 175,500 shares of our $0.0001 par value common stock at an exercise price of $0.10 per share over a vesting period as specified in the services agreement. The initial vesting date is the date upon which our proposed Registration Statement on Form S-1 (“Registration Statement”) becomes effective at which time one-third of the shares underlying the warrant will vest. The remaining two-thirds of the shares become exercisable ratably on the two anniversary dates of the Registration Statement effective date. In determining the fair value of the warrant, we utilized the Black-Scholes pricing model utilizing the following assumptions: i) stock option exercise price of $0.10; ii) grant date price of our common stock of $.0667; iii) expected term of option of 7 years; iv) expected volatility of our common stock of approximately 33.95%; v) expected dividend rate of 0.0%; and vi) risk-free interest rate of 1.97%. Accordingly, we recorded stock-based compensation in general and administrative expenses of $501 during the year ended December 31, 2017.

10.

STOCK OPTION PLAN

We did not have any stock option plans or stock options outstanding as of December 31, 2017.

In January 2018 our board of directors and majority stockholders adopted the 2018 Stock Option and Grant Plan (the “2018 Plan”). We initially reserved 1,650,000 shares of our common stock for grants under the 2018 Plan. The 2018 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2018 Plan will automatically increase on the first trading day of January each calendar year during the term of the 2018 Plan, beginning with calendar year 2019, by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, up to a maximum annual increase of 100,000 shares of common stock.

The purpose of the 2018 Plan is to enable us to offer to our employees, officers, directors and consultants, whose past, present and/or potential contributions to our company have been, are or will be important to our success, an opportunity to acquire a proprietary interest in our company. The 2018 Plan is administered by our board of directors. Plan options may either be i) incentive stock options (ISOs); ii) non-qualified stock options (NSOs); iii) restricted and unrestricted awards of our common stock; or iv) restricted stock units.

Any option granted under the 2018 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plan further provides that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The term of each plan award and the manner in which it may be exercised is determined by the board of directors or the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. In the event of any stock split of our outstanding common stock, the board of directors in its discretion may elect to maintain the stated amount of shares reserved under the plan without giving effect to such stock split. Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

11.

EMPLOYMENT AGREEMENTS OF EXECUTIVE OFFICERS

On July 7, 2017, we appointed Michael Mildenberger as our Chief Executive Officer and President. We entered into an employment agreement with Mr. Mildenberger (the “Mildenberger Agreement”) on January 30, 2018. Under the terms of the

seriesOne, Inc

Notes to Financial Statements

July 7, 2017 (date of inception) through December 31, 2017

Mildenberger Agreement, we agreed to employ Mr. Mildenberger for two years at an annual base salary of $250,000, which is subject to automatic annual renewal for one-year periods and annual review by our Board of Directors. During the Employment Period, as defined in the Mildenberger Agreement, Mr. Mildenberger may receive an annual bonus to be determined at the sole discretion of the Compensation Committee of the Board of Directors. Either party has the right to terminate the Mildenberger Agreement upon 30 days written notice. Mr. Mildenberger is eligible for participation in all executive benefit programs, including health insurance, life insurance, and stock-based compensation. If Mr. Mildenberger’ employment is terminated without cause, we are obligated to (i) pay Mr. Mildenberger an amount equal to two times his annual base salary upon such termination, (ii) provide Mr. Mildenberger with health insurance benefits for a period of eighteen months after such termination, of which the premiums for the first twelve months after such termination shall be paid by us, and (iii) provide Mr. Mildenberger life insurance benefits for one year after such termination at our expense.

12.

CONTINGENCIES

We are not a party to any legal proceedings, other than ordinary routine litigation incidental to our business, which we believe will not have a material effect on our financial position or results of operations.

13.

SUBSEQUENT EVENTS

We evaluated all events or transactions that occurred after the balance sheet date through May 4, 2018, the date of filing of these financial statements. Other than the events disclosed below, we determined that we did not have any other material recognizable subsequent events.

Finfora, Inc. was incorporated as a Delaware corporation on July 07, 2017. Pursuant to a Certificate of Amendment of Certificate of Incorporation dated March 8, 2018, we changed our name to seriesOne, Inc.

From November 2017 through December 2017 and from January 2018 through March 2018, we completed the private placement of 1,821,198 shares and 13,389,400 shares, respectively, of our $0.0001 par value common stock to a limited number of accredited investors, who are also non-US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $122,020 and $897,089, respectively. The offerings were conducted pursuant to exemptions from registration under Regulation D and Regulation S of the Securities Act of 1933.

In addition, during December 2017 and from January 2018 through March 2018, as part of the above referenced private placements, we sold 60,000 shares and 548,671 shares, respectively, of our $0.0001 par value common stock to four (4) and twenty-seven (27) non-accredited investors, respectively, who are also US persons, at a price of $0.067 per share resulting in aggregate gross proceeds of $4,020 and $36,760, respectively. These stock sales were not made in compliance with Rule 506(b) because we did not deliver the certain information required by Rule 502(b) to such investors at the time of their investment. The sale of shares to these investors is currently subject to rescission offer which is expected to be made to said investors on or about May 4, 2018.

EXHIBIT C

EXCERPTS FROM RELEVANT STATE SECURITIES LAWS AND REGULATIONS

EXCERPTS FROM ALABAMA SECURITIES ACT

Section 8-6-19 - Civil liabilities of sellers, agents, etc.; remedies of purchasers.

(a) Any person who:

(1) Sells or offers to sell a security in violation of any provision of this article or of any rule or order imposed under this article or of any condition imposed under this article, or

(2) Sells or offers to sell a security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, the buyer not knowing of the untruth or omission, and who does not sustain the burden of proof that he did not know and in the exercise of reasonable care could not have known of the untruth or omission, is liable to the person buying the security from him who may bring an action to recover the consideration paid for the security, together with interest at six percent per year from the date of payment, court costs and reasonable attorneys' fees, less the amount of any income received on the security, upon the tender of the security, or for damages if he no longer owns the security. Damages are the amount that would be recoverable upon a tender less the value of the security when the buyer disposed of it and interest at six percent per year from the date of disposition.

(c) Every person who directly or indirectly controls a person liable under subsections (a) or (b) of this section, including every partner, officer, or director of such a person, every person occupying a similar status or performing similar functions, every employee of such a person who materially aids in the conduct giving rise to the liability, and every dealer or agent who materially aids in such conduct is also liable jointly and severally with and to the same extent as the person liable under subsection (a) or (b), unless he is able to sustain the burden of proof that he did not know, and in exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist.

(d) Any tender specified in this section may be made at any time before entry of judgment.

(e) Every cause of action under this section survives the death of any person who might have been a plaintiff or defendant.

(f) No person may obtain relief under this section in an action involving the failure to register unless suit is brought within two years from the date of sale. All other actions for relief under this section must be brought within the earlier of two years after discovery of the violation or two years after discovery should have been made by the exercise of reasonable care. No person may bring an action under subsection (a) of this section:

(1) If the buyer received a written offer, before the action and at a time when he owned the security, to refund the consideration paid together with interest at six percent per year from the date of payment, less the amount of any income received on the security, and he failed to accept the offer within 30 days of its receipt, or

(2) If the buyer received such an offer before the action and at a time when he did not own the security, unless he rejected the offer in writing within 30 days of its receipt.

(g) No person who has made or engaged in the performance of any contract in violation of any provision of this article or any rule or order hereunder or who has acquired any purported right under any such contract with knowledge of the facts by reason of which its making or performance was in violation, may base any action on the contract.

(h) Any condition, stipulation, or provision binding any person acquiring any security or receiving any investment advice to waive compliance with any provision of this article or any rule or order hereunder is void.

(i) The rights and remedies provided by this article are in addition to any other rights or remedies that may exist.

(j)(1) The commission may by order, if it finds such order to be in the public interest, impose an administrative assessment upon any person who violates any provision of this article or any rule or order issued under this article.

(2) Any administrative assessment imposed under this section shall not exceed $5,000 for each act or omission that constitutes the basis for an order issued under this section, except that the amount of the administrative assessment may not exceed $50,000 for any person subject to the order.

(3) For the purposes of determining the amount or extent of an administrative assessment, if any, to be imposed under this section, the commission shall consider among other factors, the frequency, persistence, and willfulness of the conduct constituting a violation of any provision of this article or any rule or order issued under this article, and the number of persons adversely affected by the conduct.

(4) The administrative assessment under this section is in addition to any other penalty, remedy, or sanction that may be imposed under this article.

(5) All assessments collected under this subsection (j) of Section 8-6-19 shall be deposited in the general fund of the state.

(k)(1) The commission may charge, in addition to any administrative assessment, fine, penalty, remedy, or sanction imposed under this article, the actual cost of any investigation resulting from any violation of any provision of this article or any violation of any rule or order issued under this article or the actual cost of any examination made by the commission pursuant to this article, to the party or parties subject to such investigation or examination. Such charge may include, but is not limited to, a per diem prorated upon the salary cost of any employee of the commission together with actual travel, housing and any and all other reasonable expenses incurred as a result of such investigation or examination.

(2) All charges assessed for costs involved pursuant to subdivision (1) of subsection (k) of Section 8-6-19 shall be deposited in the Alabama Securities Commission Fund in the State Treasury to be drawn upon by the commission for its use in the administration of this article.

EXCERPTS FROM THE ARIZONA SECURITIES ACT AND ADMINISTRATIVE CODE

44-1998. Offers and sales; liability

A.

In any case relating to securities offered or sold within or from this state, any person who offers or sells a security by means of a prospectus or oral communication that includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading is liable to the purchaser of the security from that person, as long as the purchaser did not know of the untruth or omission, as provided by this section. The purchaser may bring an action in any court or administrative forum of competent jurisdiction to recover the consideration paid for the security with interest, minus the amount of any income received from the security, on the tender of the security, or for damages if the purchaser no longer owns the security. The person has the burden of proof that the person did not know and in the exercise of reasonable care could not have known of the untruth or omission. If the person meets the burden of proof, the person is not liable. This subsection applies notwithstanding any exemption under section 77c of the securities act of 1933 (15 United States Code sections 77a through 77bbbb), except for an exemption under subsection A, paragraph 2 of that section, and notwithstanding any exemption under article 4 or 7 of this chapter, except for section 44-1843, subsection A, paragraph 1.

B.

In an action under subsection A of this section, if the person who offered or sold the security proves that any portion or all of the amount recoverable under subsection A of this section represents an amount other than the depreciation in value of the subject security resulting from the asserted untruth or omission the portion or amount is not recoverable.

44-2001. Voidable sale or contract for sale of securities; remedy

A.

A sale or contract for sale of any securities to any purchaser in violation of section 44-1841 or 44-1842 or article 13 of this chapter is voidable at the election of the purchaser, and the purchaser may bring an action in a court of competent jurisdiction to recover the consideration paid for the securities, with interest, taxable court costs and reasonable attorney fees, less the amount of any income received by dividend or otherwise from ownership of the securities, on tender of the securities purchased or the contract made, or for damages if the purchaser no longer owns the securities.

B.

A person against whom an action for a violation of section 44-1991 is brought is not liable under subsection A of this section if the person sustains the burden of proof that the person did not know and in the exercise of reasonable care could not have known of the untrue statement or misleading omission.

44-2002. Remedy for voidable purchases

A. A purchase or contract for purchase from a seller of securities made in violation of section 44-1842, 44-1991 or 44-1994 is voidable at the election of the seller of the securities, and the seller may bring an action in a court of competent jurisdiction to recover the amount of the seller's damages, with interest, taxable court costs and reasonable attorney fees.

B. A person against whom an action for a violation of section 44-1991 is brought is not liable under subsection A of this section if the person sustains the burden of proof that the person did not know and in the exercise of reasonable care could not have known of the untrue statement or misleading omission.

44-2003. Joint and several liability; proportionate liability; determination of responsibility; uncollectible share; settlement discharge; limitation on actions; definitions

A. Subject to the provisions of this section, an action brought under section 44-2001, 44-2002 or 44-2032 may be brought against any person, including any dealer, salesman or agent, who made, participated in or induced the unlawful sale or purchase, and such persons shall be jointly and severally liable to the person who is entitled to maintain such action. No person shall be deemed to have participated in any sale or purchase solely by reason of having acted in the ordinary course of that person's professional capacity in connection with that sale or purchase.

B. Any covered person against whom a final judgment is entered in a private action is jointly and severally liable for damages only if the trier of fact determines that the covered person recklessly or knowingly committed a violation of this chapter.

C. A covered person against whom a final judgment is entered in a private action is liable solely for the portion of the judgment that corresponds to the percentage of responsibility of the covered person as prescribed in subsection D of this section. In any case in which a contractual relationship permits, a covered person who prevails in any private action may recover the attorney fees and costs of that covered person for the private action.

D. The court in a private action shall instruct the jury to answer special interrogatories, or if there is no jury, make findings, for each covered person and any other person the parties claim to have caused or contributed to the loss incurred by the plaintiff, including any person who has entered into a settlement with the plaintiff or plaintiffs, concerning each of the following:

1. Whether the person committed a violation of this chapter.

2. The percentage of responsibility of the person, measured as a percentage of the total fault of all persons who caused or contributed to the loss incurred by the plaintiff.

3. Whether the person knowingly committed a violation of this chapter.

E. The responses to the interrogatories or findings under subsection D of this section shall specify the total amount of damages that the plaintiff is entitled to recover and the percentage of responsibility of each covered person found to have caused or contributed to the loss incurred by the plaintiff or plaintiffs. In determining the percentage of responsibility under this section, the trier of fact shall consider both the nature and extent of:

1. The conduct of each covered person found to have caused or contributed to the loss incurred by the plaintiff or plaintiffs.

2. The causal relationship between the conduct of each covered person and the damages incurred by the plaintiff or plaintiffs.

F. Notwithstanding subsection C of this section, on a motion made within six months after a final judgment is entered in any private action, if the court determines that all or part of the share of the judgment of the covered person is not collectible against that covered person and is also not collectible against a covered person described in subsection B of this section, each covered person described in subsection C of this section is liable for the uncollectible share as follows:

1. Each covered person is jointly and severally liable for the uncollectible share if the plaintiff establishes that the plaintiff is an individual whose recoverable damages under the final judgment are greater than ten per cent of the net worth of the plaintiff, and the plaintiff's net worth is less than two hundred thousand dollars, excluding the value of the plaintiff's owned primary residence.

2. With respect to any plaintiff not described in paragraph 1 of this subsection, each covered person is liable for the uncollectible share in proportion to the percentage of responsibility of that covered person, except that the total liability of a covered person under this subsection may not exceed fifty per cent of the proportionate share of that covered person, as determined under subsection E of this section.

G. For purposes of subsection F of this section, net worth is determined as of the date immediately preceding the date of the purchase or sale by the plaintiff of the security that is the subject of the action and is equal to the fair market value of assets, minus liabilities, including the net value of the plaintiff's investments in real and personal property and personal residences.

H. The total payments required pursuant to subsection F of this section shall not exceed the amount of the uncollectible share. A covered person against whom judgment is not collectible is subject to contribution and to any continuing liability to the plaintiff on the judgment.

I. To the extent that a covered person is required to make an additional payment pursuant to subsection F of this section, the covered person may recover contribution from any of the following or any combination of the following:

1. The covered person originally liable to make the payment.

2. Any covered person liable jointly and severally pursuant to subsection B of this section.

3. Any covered person who is held proportionately liable pursuant to this section, who is liable to make the same payment and who has paid less than the person's proportionate share of that payment.

4. Any other person who is responsible for the conduct giving rise to the payment and who would have been liable to make the same payment.

J. The standard for allocation of damages under subsections B, C and D of this section and the procedure for reallocation of uncollectible shares under subsection F of this section shall not be disclosed to members of the jury.

K. If a covered person settles any private action at any time before a final verdict or judgment, the court shall enter an order discharging the covered person from all claims for contribution brought by other persons. On entry of the settlement by the court, the court shall enter a bar order constituting the final discharge of all obligations to the plaintiff of the settling covered person arising out of the action. The order bars all future claims for contribution arising out of the action by:

1. Any person against the settling covered person.

2. The settling covered person against any person, other than a person whose liability has been extinguished by the settlement of the settling covered person.

L. If a covered person enters into a settlement with the plaintiff before a final verdict or judgment, the verdict or judgment shall be reduced by the greater of either:

1. The amount that corresponds to the percentage of responsibility of that covered person.

2. The amount paid to the plaintiff by that covered person.

M. Except as provided in subsection K of this section, a covered person who becomes jointly and severally liable for damages in any private action may recover contribution from any other person who, if joined in the original action, would have been liable for the same damages. A claim for contribution shall be determined based on the percentage of responsibility of the claimant and of each person against whom a claim for contribution is made.

N. In any private action determining liability, an action for contribution shall be brought within six months after the entry of a final, nonappealable judgment in the action, except that an action for contribution brought by a covered person who was required to make an additional payment pursuant to subsection F of this section may be brought within six months after the date on which the payment was made.

O. For purposes of this section, reckless conduct by a covered person does not constitute a knowing violation of this chapter by the covered person.

P. For the purposes of this section:

1. "Covered person" means a defendant in any private action arising under sections 44-1991 and 44-1992 or a defendant who is an outside director in a private action arising under section 44-1997.

2. "Knowingly committed a violation of this chapter" means either:

(a) In an action that is based on an untrue statement of material fact or omission of a material fact necessary to make the statement not misleading, the covered person makes an untrue statement of a material fact with actual knowledge that the representation is false or omits the statement of a fact necessary in order to make the statement made not misleading, with actual knowledge that, as a result of the omission, one of the material representations of the covered person is false and other persons are likely to reasonably rely on that misrepresentation or omission.

(b) In an action that is based on any conduct that is not described in subdivision (a), the covered person engages in conduct with actual knowledge of the facts and circumstances that make the conduct of that covered person a violation of this chapter.

44-2004. Limitation of civil actions

A. No civil action shall be maintained under this article to enforce any liability based on a violation of section 44-1841 or 44-1842 unless brought within one year after the violation occurs.

B. Except as provided in subsection C of this section, no civil action shall be brought under this article to enforce any liability based on a violation of article 13 of this chapter unless brought within two years after discovery of the fraudulent practice on which the liability is based, or after the discovery should have been made by the exercise of reasonable diligence.

C. No civil action shall be brought under this article to enforce any liability based on a violation of section 44-1997 or 44-1998 unless brought within two years after the discovery of the untrue statement or the omission. No action shall be brought to enforce a liability created under section 44-1997 more than five years after a bona fide offer of the security to the public or under section 44-1998 more than five years after the sale of the security.

44-2005. Remedy not exclusive

Nothing in this article shall limit any statutory or common law right of any person in any court for any act involved in the sale of securities.

R14-4-308. Rescission and Restitution

A. When a person or persons have violated the Securities Act or the IM Act, or any rule or order of the Commission, the Commission may require the person or persons to make rescission and/or restitution as provided herein.

B. If a rescission offer is ordered by the Commission,

1. The respondent shall submit the following materials to the Division and, upon approval from the Director, distribute the materials to the purchasers:

a. A written offer to repurchase stating in reasonable detail the facts out of which liability arose and, in the event of a violation of A.R.S. §§ 44-1991, 44- 1992, or 44-3241, the correct, true, or omitted facts. An offer to repurchase the security shall include an offer of:

i.

Cash equal to the fair market value of the consideration paid, determined as of the date such payment was originally paid by the buyer; together with

ii.

ii. Interest at a rate pursuant to A.R.S. § 44-1201 for the period from the date of the purchase payment to the date of repayment; less

iii. The amount of any principal, interest, or other distributions received on the security for the period from the date of purchase payment to the date of repayment.

b. The offer to repurchase shall be accompanied by a prospectus and other documents making full written disclosure about the financial and business condition of the issuer and the financial and business risks associated with the retention of the securities.

c. The offer to repurchase shall state that such offer may be accepted by the purchaser at any time within a specified period of not less than 30 days after the date of receipt thereof.

2. The offer and any other materials required to be presented to the purchaser shall be made within a period specified by the Commission.

3. Financial statements prepared in accordance with R14-4- 120, A.R.S. § 44-3159, or other documents relating to the business of the respondent as requested by the Director or the Commission, shall be provided to the Director.  If a respondent demonstrates that it cannot obtain audited financial statements without unreasonable effort or expense, then the respondent shall provide to the Director a notarized statement of financial condition. The financial statements or documentation shall demonstrate that  the person or persons funding the rescission offer has or have adequate funds to pay the amount ordered pursuant to subsection (B)(1)(a) to all purchasers of the securities who are eligible to accept the rescission offer. The seller, issuer, or other third party may fund the rescission offer.

4. The Commission may order that funds be deposited  in escrow.

5. When the rescission offer has been completed and the appropriate funds paid, the person funding the rescission offer shall verify to the Director that the rescission offer was made in accordance with this rule. The verification may be performed by an independent third party, such as an accountant or escrow agent, by providing the pertinent records documenting the rescission offer to the Director. All of the following information must be included:

a. Names, addresses, and telephone numbers of all securities holders of the issuer who had a right to receive the rescission offer, the amount and purchase dates of securities held by such securities holders, and the amount of principal, interest, or other distributions on all securities held by such securities holders.

b. Names, addresses, and telephone numbers of all securities holders of the issuer who did not receive the rescission offer and the reason why they did not receive the rescission offer, the amount and purchase dates of securities held by such securities holders, and the amount of principal, interest, or other distributions on all securities held by such securities holders.

c. Verification of receipt of the rescission offer by all securities holders who had a right to and did receive the rescission offer.

d. A list of securities holders who accepted the rescission offer and those who did not accept.

e. Verification of payment of principal and interest ordered to be paid to all such securities holders who accepted the rescission offer.

6. Based on the circumstances of the respondent and the purchasers, if necessary or appropriate to the public interest and consistent with the protection of the investors, the Commission may prescribe by order alternative rescission offer terms, including:

a. The offer of other identified assets in lieu of cash if the respondent lacks sufficient cash to offer the amount required under subsection (B)(1)(a).

b. The offer of a specified lesser amount than the amount required under subsection (B)(1)(a) if the respondent lacks sufficient assets to offer the amount required under subsection (B)(1)(a).

c. The inclusion in the repurchase offer of information material to an understanding of the issuer, in addition to that required by subsection (B)(1)(b), if such information would be required if the securities were being registered.

d. A shorter period of time during which the offer to repurchase may be accepted.

e. Waiver of specified information required by subsection (B)(5) if the Commission determines that producing such information will be unduly burdensome.

C. If restitution is ordered by the Commission,

1. The amount payable as damages to each purchaser shall include:

a. Cash equal to the fair market value of the consideration paid, determined as of the date such payment was originally paid by the buyer; together with

b. Interest at a rate pursuant to A.R.S. § 44-1201 for the period from the date of the purchase payment to the date of repayment; less

c. The amount of any principal, interest, or other distributions received on the security for the period from the date of purchase payment to the date of repayment.

2. Financial statements prepared in accordance with R14-4- 120, A.R.S. § 44-3159, or other documents relating to the business of the respondent as requested by the Director or the Commission, shall be provided to the Director.  If a respondent demonstrates that it cannot obtain audited financial statements without unreasonable effort or expense, then the respondent shall provide to the Director a notarized statement of financial condition. The financial statements or documentation shall demonstrate that the person paying restitution has adequate funds to pay all purchasers the amount computed in subsection (C)(1).

3. The Commission may order that funds be deposited  in escrow.

4. The Commission may order the respondent to provide the following information to the Division:

a. Names, addresses, and telephone numbers of all securities purchasers who had a right to receive restitution under the Commission’s order; amount and purchase dates of securities purchased by such purchasers; fair market value of any non-cash consideration received by respondent from each purchaser of such securities; and any payment of principal, interest, or any other distribution on such security.

b. Verification of payment of principal and interest ordered to be paid to all such purchasers.

5. Based on the circumstances of the respondent and the purchasers, if necessary or appropriate to the public interest and consistent with the protection of the investors, the Commission may prescribe by order alternative restitution terms, including:

a. The payment of other identified assets in lieu of cash if the respondent lacks sufficient cash to pay the amount required under subsection (C)(1).

b. The payment of a specified lesser amount than required under subsection (C)(1) if the respondent lacks sufficient assets to meet the subsection (C)(1) requirement.

EXCERPTS FROM CALIFORNIA CORPORATE SECURITIES LAWS OF 1968, AS AMENDED

§ 25503.  Rescission or Damages for Failure to Qualify Securities.

Any person who violates Section 25110, 25130 or 25133, or a condition of qualification under Chapter 2 (commencing with Section 25110) of this part, imposed pursuant to Section 25141, or an order suspending trading issued pursuant to Section 25219, shall be liable to any person acquiring from him the security sold in violation of such section, who may sue to recover the consideration he paid for such security with interest thereon at the legal rate, less the amount of any income received therefrom, upon the tender of such security, or for damages, if he no longer owns the security, or if the consideration given for the security is not capable of being returned. Damages, if the plaintiff no longer owns the security, shall be equal to the difference between (a) his purchase price plus interest at the legal rate from the date of purchase and (b) the value of the security at the time it was disposed of by the plaintiff plus the amount of any income received therefrom by the plaintiff.

Damages, if the consideration given for the security is not capable of being returned, shall be equal to the value of that consideration plus interest at the legal rate from the date of purchase, provided the security is tendered; and if the plaintiff no longer owns the security, damages in such case shall be equal to the difference between (a) the value of the consideration given for the security plus interest at the legal rate from the date of purchase and (b) the value of the security at the time it was disposed of by the plaintiff plus the amount of any income received therefrom by the plaintiff. Any person who violates Section 25120 or a condition of qualification under Chapter 3 (commencing with Section 25120) of this part imposed pursuant to Section 25141, shall be liable to any person acquiring from him the security sold in violation of such section who may sue to recover the difference between (a) the value of the consideration received by the seller and (b) the value of the security at the time it was received by the buyer, with interest thereon at the legal rate from the date of purchase. Any person on whose behalf an offering is made and any underwriter of the offering, whether on a best efforts or a firm commitment basis, shall be jointly and severally liable under this section, but in no event shall any underwriter (unless such underwriter shall have knowingly received from the issuer for acting as an underwriter some benefit, directly or indirectly, in which all other underwriters similarly situated did not share in proportion to their respective interest in the underwriting) be liable in any suit or suits authorized under this section for damages in excess of the total price at which the securities underwritten by him and distributed to the public were offered to the public. Any tender specified in this section may be made at any time before entry of judgment. No person shall be liable under this section for violation of Section 25110, 25120 or 25130 if the sale of the security is qualified prior to the payment or receipt of any part of the consideration for the security sold, even though an offer to sell or a contract of sale may have been made or entered into without qualification.

§ 25504.  Joint and Several Liability of Principals and Agents.

Every person who directly or indirectly controls a person liable under Section 25501 or 25503, every partner in a firm so liable, every principal executive officer or director of a corporation so liable, every person occupying a similar status or performing similar functions, every employee of a person so liable who materially aids in the act or transaction constituting the violation, and every broker-dealer or agent who materially aids in the act or transaction constituting the violation, are also liable jointly and severally with and to the same extent as such person, unless the other person who is so liable had no knowledge of or reasonable grounds to believe in the existence of the facts by reason of which the liability is alleged to exist.

§ 25504.1.  Joint and Several Liability of Person Who Materially Assists in Violation.

Any person who materially assists in any violation of Section 25110, 25120, 25130, 25133 or 25401, or a condition of qualification under Chapter 2 (commencing with Section 25110) of Part 2 of this division imposed pursuant to Section 25141, or a condition of qualification under Chapter 3 (commencing with Section 25120) of Part 2 of this division imposed pursuant to Section 25141, or an order suspending trading issued pursuant to Section 25219, with intent to deceive or defraud, is jointly and severally liable with any other person liable under this chapter for such violation.

§ 25507.  Time Limitations-Failure to Qualify Securities-Repurchaser’s Designated Agent for Service.

(a)No action shall be maintained to enforce any liability created under Section 25503 (or Section 25504 or Section 25504.1 insofar as they relate to that section) unless brought before the expiration of two years after the violation upon which it is based or the expiration of one year after the discovery by the plaintiff of the facts constituting such violation, whichever shall first expire.

(b)No buyer may commence an action under Section 25503 (or Section 25504 or Section 25504.1 insofar as they relate to that section) if, before suit is commenced, such buyer shall have received a written offer approved as to form by the commissioner (1) stating the respect in which liability under such section may have arisen, (2) offering to repurchase the security for a cash price payable upon delivery of the security or offering to pay the buyer an amount in cash equal in either case to the amount recoverable by the buyer in accordance with Section 25503, or, offering to rescind the transaction by putting the parties back in the same position as before the transaction, (3) providing that such offer may be accepted by the buyer at any time within a specified period of not less than 30 days after the date of receipt thereof unless rejected earlier during such period by the buyer, (4) setting forth the provisions of this subdivision (b), and (5)containing such other information as the commissioner may require by rule or order, and such buyer shall have failed to accept such offer in writing within the specified period after receipt thereof.

(c)The commissioner may by rule or order impose as a condition to approval of an offer under subdivision (b) of this section, if the commissioner finds such action is necessary and appropriate for the protection of investors, conditions requiring:

(1)That equivalent and concurrent offers be made to all investors as to whom liability may have arisen and still exists under Section 25503 (or Section 25504 or Section 25504.1 insofar as they relate to that section) in connection with the distribution or transaction;

(2)That the offer be made subject to a condition voiding such offer if the issuer, by reason of acceptances, is disabled from commencing or continuing business;

(3)That the offer be made within a specified period after approval thereof by the commissioner;

(4)If the consideration paid by the offeree was other than monetary or if the offer is of rescission, and if the offer is rejected by the offeree on the ground that it does not accord him the damages payable under Section 25503 or that the rescission offered does not place the parties back in the same position as before the transaction, that an offer so rejected shall not bar the commencement of an action by the offeree under Section 25503 (or Section 25504 or Section 25504.1 insofar as they relate to that section); or

(5)That the offeror file a report or reports with the commissioner containing such information as he may require concerning the making of the offer, its acceptance or rejection, and compliance with its terms and conditions or with conditions imposed under this subdivision.

(d)Each person who files a repurchase offer with the commissioner pursuant to subdivision (b) shall file with the commissioner, in such form as the commissioner by rule prescribes, an irrevocable consent appointing the commissioner or the commissioner's successor in office to be such person's attorney to receive service of any lawful process in any noncriminal suit, action or proceeding against such person or such person's successor, executor or administrator, which arises under this law or any rule or order hereunder after the consent has been filed, with the same force and validity as if served personally on the person filing the consent. A person who has filed such a consent in connection with a qualification under this law (or application for a permit under any prior law if the application under this law states that such consent is still effective) need not file another. Service may be made by leaving a copy of the process in the office of the commissioner but it is not effective unless (1) the plaintiff, who may be the commissioner in a suit, action or proceeding instituted by him, forthwith sends notice of the service and a copy of the process by registered or certified mail to the defendant or respondent at such person's last address on file with the commissioner, and (2) the plaintiff's affidavit of compliance with this section is filed in the case on or before the return day of the process, if any, or within such further time as the court allows.

EXCERPTS FROM THE COLORADO SECURITIES ACT

11-51-604. Civil liabilities.

(1) Any person who sells a security in violation of section 11-51-301 is liable to the person buying the security from such seller for the consideration paid for the security, together with interest at the statutory rate from the date of payment, costs, and reasonable attorney fees, less the amount of any income received on the security, upon the tender of the security, or is liable for damages if the buyer no longer owns the security. Damages are deemed to be the amount that would be recoverable upon a tender, less the value of the security when the buyer disposed of it, and interest at the statutory rate from the date of disposition. No person is liable under this subsection (1) for a violation of section 11-51-301 due solely to a failure to file the prescribed notification of exemption or to pay the required exemption fee for an exemption under section 11-51-308 (1) (p).

 (4) Any person who sells a security in violation of section 11-51-501 (1) (b) (the buyer not knowing of the untruth or omission) and who does not sustain the burden of proof that such person did not know, and in the exercise of reasonable care could not have known, of the untruth or omission is liable to the person buying the security from such person, who may sue to recover the consideration paid for the security, together with interest at the statutory rate from the date of payment, costs, and reasonable attorney fees, less the amount of any income received on the security, upon the tender of the security, or is liable for damages if the buyer no longer owns the security. Damages are deemed to be the amount that would be recoverable upon a tender, less the value of the security when the buyer disposed of it, and interest at the statutory rate from the date of disposition.

(5) (a) Every person who, directly or indirectly, controls a person liable under subsection (1), (2), (2.5), (2.6), or (3) of this section is liable jointly and severally with and to the same extent as such controlled person, unless the controlling person sustains the burden of proof that such person did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist. (b) Every person who, directly or indirectly, controls a person liable under subsection (3) or (4) of this section is liable jointly and severally with and to the same extent as such controlled person, unless such controlling person sustains the burden of proof that such person acted in good faith and did not, directly or indirectly, induce the act or acts constituting the violation or cause of action.

(c) Any person who knows that another person liable under subsection (3) or (4) of this section is engaged in conduct which constitutes a violation of section 11-51-501 and who gives substantial assistance to such conduct is jointly and severally liable to the same extent as such other person.

(6) Any tender specified in this section may be made at any time before entry of judgment.

(7) Every cause of action under this article survives the death of any individual who might have been a plaintiff or defendant.

(8) No person may sue under subsection (1), (2), (2.5), or (2.6) or paragraph (a) of subsection (5) of this section more than two years after the contract of sale, or, as those provisions pertain to investment advisers, federal covered advisers, investment adviser representatives, and persons who provide investment advisory services, more than two years after the date of the violation. No person may sue under subsection (3) or (4) or paragraph (b) or (c) of subsection (5) of this section more than three years after the discovery of the facts giving rise to a cause of action under subsection (3) or (4) of this section or after such discovery should have been made by the exercise of reasonable diligence and in no event more than five years after the purchase or sale, or, as those provisions pertain to investment advisers, federal covered advisers, investment adviser representatives, and persons who provide investment advisory services, more than five years after the date of the violation.

(9) No buyer or seller of securities or recipient of investment advice may sue under this section if:

(a) The buyer or seller of securities or recipient of investment advice receives, before the action is commenced, documentation of:

(I)

An offer stating how liability under this section may arise and fairly advising the buyer or seller of securities or recipient of investment advice of that person’s rights in connection with the offer and any information necessary, including financial, to correct any material misrepresentation or omission in the information that was required by this article to be furnished to the person at the time of the purchase, sale, or rendering of investment advice;

(II)

If the basis for relief under this subsection (9) is for a violation of subsections (1), (3), or (4) of this section and the person seeking rescission is a buyer of securities:

(A) An offer to repurchase the security for cash, payable on delivery of the security, in an amount equal to the consideration paid plus interest at the statutory rate from the date of the purchase less the amount of any income received on the security;

(B) If the buyer no longer owns the security, an offer to pay the purchaser, upon acceptance of the offer, damages in the amount that would be recoverable upon tender of the security less the value of the security when the buyer disposed of the security plus interest at the statutory rate from the date of the purchase, in cash, equal to the damages computed in the manner provided in this subparagraph (II);

EXCERPTS FROM THE HAWAII UNIFORM SECURITIES ACT

§485A-509 Civil liability.

(a) Enforcement of civil liability under this section shall be subject to the Securities Litigation Uniform Standards Act of 1998.

(b) A person is liable to the purchaser if the person sells a security in violation of section 485A-301 or, by means of an untrue statement of a material fact or an omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. An action under this subsection shall be governed by the following:

(1) The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court, upon the tender of the security, or for actual damages as provided in paragraph (3);

(2) The tender referred to in paragraph (1) may be made any time before entry of judgment. Tender requires only notice in a record of ownership of the security and willingness to exchange the security for the amount specified. A purchaser that no longer owns the security may recover actual damages as provided in paragraph (3); and

(3) Actual damages in an action arising under this subsection are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it, and interest at the legal rate of interest, from the date of the purchase, costs, and reasonable attorney's fees determined by the court.

(c) A person shall be liable to the seller if the person buys a security by means of an untrue statement of a material fact or omission of a material fact necessary to make the statement made, in light of the circumstances under which it is made, not misleading, the seller not knowing of the untruth or omission, and the purchaser not sustaining the burden of proof that the purchaser did not know, and in the exercise of reasonable care, could not have known of the untruth or omission. An action under this subsection shall be governed by the following:

(1) The seller may maintain an action to recover the security, and any income received on the security, costs, and reasonable attorney's fees determined by the court, upon the tender of the purchase price, or for actual damages as provided in paragraph (3);

(2) The tender referred to in paragraph (1) may be made any time before entry of judgment. Tender requires only notice in a record of the present ability to pay the amount tendered and willingness to take delivery of the security for the amount specified. If the purchaser no longer owns the security, the seller may recover actual damages as provided in paragraph (3); and

(3) Actual damages in an action arising under this subsection are the difference between the price at which the security was sold and the value the security would have had at the time of the sale in the absence of the purchaser's conduct causing liability, and interest at the legal rate of interest, from the date of the sale of the security, costs, and reasonable attorney's fees determined by the court.

(d) A person acting as a broker-dealer or agent that sells or buys a security in violation of section 485A-401(a), 485A-402(a), or 485A-506 shall be liable to the customer. The customer, if a purchaser, may maintain an action for recovery of actual damages as specified in subsection (b), or, if a seller, for a remedy as specified in subsection (c).

(e) A person acting as an investment adviser or investment adviser representative that provides investment advice for compensation in violation of section 485A-403(a), 485A-404(a), or 485A-506 shall be liable to the client. The client may maintain an action to recover the consideration paid for the advice, interest at the legal rate of interest, from the date of payment, costs, and reasonable attorney's fees determined by the court.

(f) A person that receives directly or indirectly any consideration for providing investment advice to another person and that employs a device, scheme, or artifice to defraud the other person or engages in an act, practice, or course of business that operates or would operate as a fraud or deceit on the other person, shall be liable to the other person. An action under this subsection shall be governed by the following:

(1) The person defrauded may maintain an action to recover the consideration paid for the advice and the amount of any actual damages caused by the fraudulent conduct, interest at the legal rate of interest from the date of the fraudulent conduct, costs, and reasonable attorney's fees determined by the court, less the amount of any income received as a result of the fraudulent conduct; and

(2) This subsection shall not apply to a broker-dealer or its agents if the investment advice provided is solely incidental to transacting business as a broker-dealer and no special compensation is received for the investment advice.

(g) The following persons are liable jointly and severally with and to the same extent as persons liable under subsections (b) to (f):

(1) A person that directly or indirectly controls a person liable under subsections (b) to (f), unless the controlling person sustains the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist;

(2) An individual who is a managing partner, executive officer, or director of a person liable under subsections (b) to (f), including an individual having a similar status or performing similar functions, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist;

(3) An individual who is an employee of or associated with a person liable under subsections (b) to (f) and who materially aids the conduct giving rise to the liability, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist; and

(4) A person that is a broker-dealer, agent, investment adviser, or investment adviser representative that materially aids the conduct giving rise to the liability under subsections (b) to (f), unless the person sustains the burden of proof that the person did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which liability is alleged to exist.

(h) Person liable under this section has a right of contribution as in cases of contract against any other person liable under this section for the same conduct.

(i) A cause of action under this section survives the death of an individual who might have been a plaintiff or defendant.

(j) A person may not obtain relief:

(1) Under subsection (b) for violation of section 485A-301, or under subsection (d) or (e), unless the action is instituted within one year after the violation occurred; or

(2) Under subsection (b), other than for violation of section 485A-301, or under subsection (c) or (f), unless the action is instituted within the earlier of two years after discovery of the facts constituting the violation or five years after the violation.

(k) A person that has made, or has engaged in the performance of, a contract in violation of this chapter or a rule adopted or order issued under this chapter, or that has acquired a purported right under the contract with knowledge of conduct by reason of which its making or performance was in violation of this chapter, may not base an action on the contract.

(l) A condition, stipulation, or provision binding a person purchasing or selling a security or receiving investment advice to waive compliance with this chapter or a rule adopted or order issued under this chapter is void.

(m) The rights and remedies provided by this chapter are in addition to any other rights or remedies that may exist. [L 2006, c 229, pt of §1]

§485A-510 Rescission offers.

A purchaser, seller, or recipient of investment advice may not maintain an action under section 485A-509 if:

(1) The purchaser, seller, or recipient of investment advice receives in a record, before the action is instituted:

(A) An offer stating the respect in which liability under section 485A-509 may have arisen and fairly advising the purchaser, seller, or recipient of investment advice of that person's rights in connection with the offer, and any financial or other information necessary to correct all material misrepresentations or omissions in the information that was required by this chapter to be furnished to that person at the time of the purchase, sale, or investment advice;

(B) If the basis for relief under this section may have been a violation of section 485A-509(b), an offer to repurchase the security for cash, payable on delivery of the security, equal to the consideration paid, and interest at the legal rate of interest, from the date of the purchase, less the amount of any income received on the security; or, if the purchaser no longer owns the security, an offer to pay the purchaser upon acceptance of the offer damages in an amount that would be recoverable upon a tender, less the value of the security when the purchaser disposed of it, and interest at the legal rate of interest, from the date of the purchase in cash equal to the damages computed in the manner provided in this subsection;

(C) If the basis for relief under this section may have been a violation of section 485A-509(c), an offer to tender the security, on payment by the seller of an amount equal to the purchase price paid, less income received on the security by the purchaser and interest at the legal rate of interest, from the date of the sale; or if the purchaser no longer owns the security, an offer to pay the seller upon acceptance of the offer, in cash, damages in the amount of the difference between the price at which the security was purchased and the value the security would have had at the time of the purchase in the absence of the purchaser's conduct that may have caused liability and interest at the legal rate of interest, from the date of the sale;

(D) If the basis for relief under this section may have been a violation of section 485A-509(d); and if the customer is a purchaser, an offer to pay as specified in subparagraph (B); or, if the customer is a seller, an offer to tender or to pay as specified in subparagraph (C);

(E) If the basis for relief under this section may have been a violation of section 485A-509(e), an offer to reimburse in cash the consideration paid for the advice and interest at the legal rate of interest, from the date of payment; or

(F) If the basis for relief under this section may have been a violation of section 485A-509(f), an offer to reimburse in cash the consideration paid for the advice, the amount of any actual damages that may have been caused by the conduct, and interest at the legal rate of interest, from the date of the violation causing the loss;

(2) The offer under paragraph (1) states that it must be accepted by the purchaser, seller, or recipient of investment advice within thirty days after the date of its receipt by the purchaser, seller, or recipient of investment advice or any shorter period, of not less than three days, that the commissioner, by order, specifies;

(3) The offeror has the present ability to pay the amount offered or to tender the security under paragraph (1);

(4) The offer under paragraph (1) is delivered to the purchaser, seller, or recipient of investment advice, or sent in a manner that ensures receipt by the purchaser, seller, or recipient of investment advice; and

(5) The purchaser, seller, or recipient of investment advice that accepts the offer under paragraph (1) in a record within the period specified under paragraph (2) is paid in accordance with the terms of the offer. [L 2006, c 229, pt of §1]

EXCERPTS FROM THE IDAHO UNIFORM SECURITIES ACT

30-14-509. Civil liability.

(a) Securities litigation uniform standards act. Enforcement of civil liability under this section is subject to the securities litigation uniform standards act of 1998, as cited in section 30-14-103, Idaho Code.

(b)  Liability of seller to purchaser. A person is liable to the purchaser if the person sells a security in violation of section 30-14-301, Idaho Code, or, by means of an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. An action under this subsection is governed by the following:

(1)  The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the purchase, costs, and reasonable attorneys' fees determined by the court, upon the tender of the security, or for actual damages as provided in subsection (b)(3) of this section.

(2)  The tender referred to in subsection (b)(1) of this section may be made any time before entry of judgment. Tender requires only notice in a record of ownership of the security and willingness to exchange the security for the amount specified. A purchaser that no longer owns the security may recover actual damages as provided in subsection (b)(3) of this section.

(3)  Actual damages in an action arising under this subsection are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it, and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the purchase, costs, and reasonable attorneys' fees determined by the court.

(c)  Liability of purchaser to seller. A person is liable to the seller if the person buys a security by means of an untrue statement of a material fact or omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the seller not knowing of the untruth or omission, and the purchaser not sustaining the burden of proof that the purchaser did not know, and in the exercise of reasonable care, could not have known of the untruth or omission. An action under this subsection is governed by the following:

(1)  The seller may maintain an action to recover the security, and any income received on the security, costs, and reasonable attorneys' fees determined by the court, upon the tender of the purchase price, or for actual damages as provided in subsection (c)(3) of this section.

(2)  The tender referred to in subsection (c)(1) of this section may be made any time before entry of judgment. Tender requires only notice in a record of the present ability to pay the amount tendered and willingness to take delivery of the security for the amount specified. If the purchaser no longer owns the security, the seller may recover actual damages as provided in subsection (c)(3) of this section.

(3)  Actual damages in an action arising under this subsection are the difference between the price at which the security was sold and the value the security would have had at the time of the sale in the absence of the purchaser's conduct causing liability, and at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the sale of the security, costs, and reasonable attorneys' fees determined by the court.

(d)  Liability of unregistered broker-dealer and agent. A person acting as a broker-dealer or agent that sells or buys a security in violation of section 30-14-401(a), 30-14-402(a) or 30-14-506, Idaho Code, is liable to the customer. The customer, if a purchaser, may maintain an action for recovery of actual damages as specified in subsections (b)(1) through (3) of this section, or, if a seller, for a remedy as specified in subsections (c)(1)  through (3) of this section.

(e)  Liability of unregistered investment adviser and investment adviser representative. A person acting as an investment adviser or investment adviser representative that provides investment advice for compensation in violation of section 30-

14-403(a), 30-14-404(a) or 30-14-506, Idaho Code, is liable to the client. The client may maintain an action to recover the consideration paid for the advice, interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of payment, costs, and reasonable attorneys' fees determined by the court.

(f)  Liability for investment advice. A person that receives directly or indirectly any consideration for providing investment advice to another person and that employs a device, scheme or artifice to defraud the other person or engages in an act, practice, or course of business that operates or would operate as a fraud or deceit on the other person, is liable to the other person. An action under this subsection is governed by the following:

(1)  The person defrauded may maintain an action to recover the consideration paid for the advice and the amount of any actual damages caused by the fraudulent conduct, interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the fraudulent conduct, costs, and reasonable attorneys' fees determined by the court, less the amount of any income received as a result of the fraudulent conduct.

(2)  This subsection does not apply to a broker-dealer or its agents if the investment advice provided is solely incidental to transacting business as a broker-dealer and no special compensation is received for the investment advice.

(g)  Joint and several liability. The following persons are liable jointly and severally with and to the same extent as persons liable under subsections (b) through (f) of this section:

(1)  A person that directly or indirectly controls a person liable under subsections (b) through (f) of this section, unless the controlling person sustains the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist;

(2)  An individual who is a managing partner, executive officer, or director of a person liable under subsections (b) through (f) of this section, including an individual having a similar status or performing similar functions, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist;

(3)  An individual who is an employee of or associated with a person liable under subsections (b) through (f) of this section and who materially aids the conduct giving rise to the liability, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist; and

(4)  A person that is a broker-dealer, agent, investment adviser, or investment adviser representative that materially aids the conduct giving rise to the liability under subsections (b) through (f) of this section, unless the person sustains the burden of proof that the person did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which liability is alleged to exist.

(h)  Right of contribution. A person liable under this section has a right of contribution as in cases of contract against any other person liable under this section for the same conduct.

(i)  Survival of cause of action. A cause of action under this section survives the death of an individual who might have been a plaintiff or defendant.

(j)  Statute of limitations. A person may not obtain relief:

(1)  Under subsection (b) of this section for violation of section 30-14-301, Idaho Code, or under subsection (d) or (e) of this section, unless the action is instituted within one (1) year after the violation occurred; or

(2)  Under subsection (b) of this section, other than for violation of section 30-14-301, Idaho Code, or under subsection (c) or (f) of this section, unless the action is instituted within the earlier of two (2) years after discovery of the facts constituting the violation or five (5) years after the violation.

(k)  No enforcement of violative contract. A person that has made, or has engaged in the performance of, a contract in violation of this chapter or a rule adopted or an order issued under this chapter, or that has acquired a purported right under the contract with knowledge of conduct by reason of which its making or performance was in violation of this chapter, may not base an action on the contract.

(l)  No contractual waiver. A condition, stipulation, or provision binding a person purchasing or selling a security or receiving investment advice to waive compliance with this chapter or a rule adopted or an order issued under this chapter is void.

(m)  Survival of other rights or remedies. The rights and remedies provided by this chapter are in addition to any other rights or remedies that may exist, but this chapter does not create a cause of action not specified in this section or section 30-14-411(e), Idaho Code.

PART 5.

FRAUD AND LIABILITIES

 30-14-510. Rescission offers. A purchaser, seller, or recipient of investment advice may not maintain an action under section 30-14-509, Idaho Code, if:

(a)  The purchaser, seller, or recipient of investment advice receives in a record, before the action is instituted:

(1)  An offer stating the respect in which liability under section 30-14-509, Idaho Code, may have arisen and fairly advising the purchaser, seller, or recipient of investment advice of that person's rights in connection with the offer, and any financial or other information necessary to correct all material misrepresentations or omissions in the information that was required by this chapter to be furnished to that person at the time of the purchase, sale, or investment advice;

(2)  If the basis for relief under this section may have been a violation of section 30-14-509(b), Idaho Code, an offer to repurchase the security for cash, payable on delivery of the security, equal to the consideration paid, and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the purchase, less the amount of any income received on the security, or, if the purchaser no longer owns the security, an offer to pay the purchaser upon acceptance of the offer damages in an amount that would be recoverable upon a tender, less the value of the security when the purchaser disposed of it, and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the purchase in cash equal to the damages computed in the manner provided in this subsection;

(3)  If the basis for relief under this section may have been a violation of section 30-14-509(c), Idaho Code, an offer to tender the security, on payment by the seller of an amount equal to the purchase price paid, less income received on the security by the purchaser and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the sale; or if the purchaser no longer owns the security, an offer to pay the seller upon acceptance of the offer, in cash, damages in the amount of the difference between the price at which the security was purchased and the value the security would have had at the time of the purchase in the absence of the purchaser's conduct that may have caused liability and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the sale;

(4)  If the basis for relief under this section may have been a violation of section 30-14-509(d), Idaho Code; and if the customer is a purchaser, an offer to pay as specified in subsection (b) of this section; or, if the customer is a seller, an offer to tender or to pay as specified in subsection (c) of this section;

(5)  If the basis for relief under this section may have been a violation of section 30-14-509(e), Idaho Code, an offer to reimburse in cash the consideration paid for the advice and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of payment; or

(6)  If the basis for relief under this section may have been a violation of section 30-14-509(f), Idaho Code, an offer to reimburse in cash the consideration paid for the advice, the amount of any actual damages that may have been caused by the conduct, and interest at the annual rate of interest set forth in section 28-22-104(2), Idaho Code, from the date of the violation causing the loss;

(b)  The offer under subsection (a)(1) of this section states that it must be accepted by the purchaser, seller, or recipient of investment advice within thirty (30) days after the date of its receipt by the purchaser, seller, or recipient of investment advice or any shorter period, of not less than three (3) days, that the administrator, by order, specifies;

(c)  The offeror has the present ability to pay the amount offered or to tender the security under subsection (a)(1) of this section;

(d)  The offer under subsection (a)(1) of this section is delivered to the purchaser, seller, or recipient of investment advice, or sent in a manner that ensures receipt by the purchaser, seller, or recipient of investment advice; and

(e)  The purchaser, seller, or recipient of investment advice that accepts the offer under subsection (a)(1) of this section in a record within the period specified under subsection (a)(2) of this section is paid in accordance with the terms of the offer.

EXCEPTS FROM ILLINOIS SECURITIES LAW OF 1953

(815 ILCS 5/13) (from Ch. 121 1/2, par. 137.13)

    Sec. 13. Private and other civil remedies; securities.

    A. Every sale of a security made in violation of the provisions of this Act shall be voidable at the election of the purchaser exercised as provided in subsection B of this Section; and the issuer, controlling person, underwriter, dealer or other person by or on behalf of whom said sale was made, and each underwriter, dealer or salesperson who shall have participated or aided in any way in making the sale, and in case the issuer, controlling person, underwriter or dealer is a corporation or unincorporated association or organization, each of its officers and directors (or persons performing similar functions) who shall have participated or aided in making the sale, shall be jointly and severally liable to the purchaser as follows:

        (1) for the full amount paid, together with interest from the date of payment for the securities sold at the rate of the interest or dividend stipulated in the securities sold (or if no rate is stipulated, then at the rate of 10% per annum) less any income or other amounts received by the purchaser on the securities, upon offer to tender to the seller or tender into court of the securities sold or, where the securities were not received, of any contract made in respect of the sale; or

        (2) if the purchaser no longer owns the securities, for the amounts set forth in clause (1) of this subsection A less any amounts received by the purchaser for or on account of the disposition of the securities.

If the purchaser shall prevail in any action brought to enforce any of the remedies provided in this subsection, the court shall assess costs together with the reasonable fees and expenses of the purchaser's attorney against the defendant. Any provision of this subsection A to the contrary notwithstanding, the civil remedies provided in this subsection A shall not be available against any person by reason of the failure to file with the Secretary of State, or on account of the content of, any report of sale provided for in subsection G or P of Section 4, paragraph (2) of subsection D of Sections 5 and 6, or paragraph (2) of subsection F of Section 7 of this Act.

    B. Notice of any election provided for in subsection A of this Section shall be given by the purchaser within 6 months after the purchaser shall have knowledge that the sale of the securities to him or her is voidable, to each person from whom recovery will be sought, by registered mail or certified mail, return receipt requested, addressed to the person to be notified at his or her last known address with proper postage affixed, or by personal service.

    C. No purchaser shall have any right or remedy under this Section who shall fail, within 15 days from the date of receipt thereof, to accept an offer to repurchase the securities purchased by him or her for a price equal to the full amount paid therefor plus interest thereon and less any income thereon as set forth in subsection A of this Section. Every offer of repurchase provided for in this subsection shall be in writing, shall be delivered to the purchaser or sent by registered mail or certified mail, return receipt requested, addressed to the purchaser at his or her last known address, and shall offer to repurchase the securities sold for a price equal to the full amount paid therefor plus interest thereon and less any income thereon as set forth in subsection A of this Section. Such offer shall continue in force for 15 days from the date on which it was received by the purchaser, shall advise the purchaser of his or her rights and the period of time limited for acceptance thereof, and shall contain such further information, if any, as the Secretary of State may prescribe. Any agreement not to accept or refusing or waiving any such offer made during or prior to said 15 days shall be void.

    D. No action shall be brought for relief under this Section or upon or because of any of the matters for which relief is granted by this Section after 3 years from the date of sale; provided, that if the party bringing the action neither knew nor in the exercise of reasonable diligence should have known of any alleged violation of subsection E, F, G, H, I or J of Section 12 of this Act which is the basis for the action, the 3 year period provided herein shall begin to run upon the earlier of:

        (1) the date upon which the party bringing the action has actual knowledge of the alleged violation of this Act; or

        (2) the date upon which the party bringing the action has notice of facts which in the exercise of reasonable diligence would lead to actual knowledge of the alleged violation of this Act; but in no event shall the period of limitation so extended be more than 2 years beyond the expiration of the 3-year period otherwise applicable.

    E. The term purchaser as used in this Section shall include the personal representative or representatives of the purchaser.

    F. Anything in this Act to the contrary notwithstanding and in addition to all other remedies, the Secretary of State through the Office of the Attorney General may bring an action in any circuit court of the State of Illinois in the name and on behalf of the State of Illinois against any person or persons participating in or about to participate in a violation of this Act to enjoin those persons who are continuing or doing any act in violation of this Act or to enforce compliance with this Act. Upon a proper showing the court may grant a permanent or preliminary injunction or temporary restraining order without bond, and may order the defendant to make an offer of rescission of any sales or purchases of securities determined by the court to be unlawful under this Act. The court shall further have jurisdiction and authority, in addition to the other penalties and remedies in this Act provided, to act or appoint another person as a receiver, conservator, ancillary receiver or ancillary conservator for the defendant or the defendant's assets located in this State and may assess costs against the defendant for the use of the State.

    G. (1) Whenever any person has engaged or is about to engage in any act or practice constituting a violation of this Act, any party in interest may bring an action in the circuit court of the county in which the party in interest resides, or where the person has his, her or its principal office or registered office or where any part of the transaction has or will take place, to enjoin that person from continuing or doing any act in violation of or to enforce compliance with this Act. Upon a proper showing, the court shall grant a permanent or preliminary injunction or temporary restraining order or rescission of any sales or purchases of securities determined to be unlawful under this Act, and may assess costs of the proceedings against the defendant.

    (2) A copy of the complaint shall be served upon the Secretary of State within one business day of filing in the form and manner prescribed by the Secretary of State by rule or regulation; provided, that the failure to comply with this provision shall not invalidate the action which is the subject of the complaint.

    H. Any provision of this Section 13 to the contrary notwithstanding, neither the civil remedies provided in subsection A of this Section 13 nor the remedies of rescission and appointment of a receiver, conservator, ancillary receiver or ancillary conservator provided in subsection I of Section 11 of this Act and in subsections F and G of this Section 13 of this Act nor the remedies of restitution, damages or disgorgement of profits provided in subsection I of Section 11 of this Act shall be available against any person by reason of the failure to file with the Secretary of State, or on account of the contents of, any notice filing under Section 2a of this Act or subsection C‑5 of Section 8 of this Act or any report of sale provided for in subsection G or P of Section 4, paragraph (2) of subsection D of Sections 5 and 6, or paragraph (2) of subsection F of Section 7 of this Act. (Source: P.A. 89‑209, eff. 1‑1‑96; 89‑626, eff. 8‑9‑96; 90‑70, eff. 7‑8‑97.)

EXCERPTS FROM THE INDIANA UNIFORM SECURITIES ACT

Ind. Code § 23-19-5-9 : Indiana Code - Section 23-19-5-9: Civil liability; defense; rights and remedies; joint and several liability; right of contribution; statute of limitations; contractual waivers void

(a) A person is liable to the purchaser if the person sells a security in violation of this article, including a violation of IC 23-19-4-12(d)(9) or IC 23-19-4-12(d)(13). It is a defense if the person selling the security sustains the burden of proof that either the person did not know, and in the exercise of reasonable care could not have known, of the violation or the purchaser knowingly participated in the violation. An action under this subsection is governed by the following:

(1) The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the greater of eight percent (8%) per annum or the rate provided for in the security from the date of the purchase, costs, and reasonable attorney's fees determined by the court or arbitrator, upon the tender of the security, or for actual damages as provided in subdivision (3).

(2) The tender referred to in subdivision (1) may be made any time before entry of judgment. Tender requires only notice in a record of ownership of the security and willingness to exchange the security for the amount specified. A purchaser that no longer owns the security may recover actual damages as provided in subdivision (3).

(3) Actual damages in an action arising under this subsection are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it, and interest at the greater of eight percent (8%) per annum or the rate provided for in the security from the date of the purchase, costs, and reasonable attorneys' fees determined by the court or arbitrator.

(b) A person is liable to the seller if the person buys a security in violation of this article, including a violation of IC 23-19-4-12(d)(9)

or IC 23-19-4-12(d)(13). It is a defense if the person purchasing the security sustains the burden of proof that either the person did not know, and in the exercise of reasonable care could not have known, of the conduct constituting the violation or the seller knowingly participated in the violation. An action under this subsection is governed by the following:

(1) The seller may maintain an action to recover the security, and any income received on the security, costs, and reasonable attorney's fees determined by the court or arbitrator, upon the tender of the purchase price, or for actual damages as provided in subdivision (3).

(2) The tender referred to in subdivision (1) may be made any time before entry of judgment. Tender requires only notice in a record of the present ability to pay the amount tendered and willingness to take delivery of the security for the amount specified. If the purchaser no longer owns the security, the seller may recover actual damages as provided in subdivision (3).

(3) Actual damages in an action arising under this subsection are the difference between the price at which the security was sold and the value the security would have had at the time of the sale in the absence of the purchaser's conduct causing liability, and interest at the greater of eight percent (8%) per annum or the rate provided for in the security from the date of the sale of the security, costs, and reasonable attorney's fees determined by the court or arbitrator.

(c) A person acting as an investment adviser or investment adviser representative that provides investment advice for compensation in violation of this article is liable to the client. An action under this subsection shall be governed by the following:

(1) For a violation of section 1 or 2 of this chapter, the client may maintain an action to recover the consideration paid for the advice and the amount of any actual damages caused by the fraudulent conduct, interest at the greater of eight percent (8%) per annum or the rate provided for in the security from the date of the fraudulent conduct, costs, and reasonable attorney's fees determined by the court less the amount of any income received as a result of the fraudulent conduct.

(2) For a violation of any other section of this article, the client may maintain an action to recover the consideration paid for the advice, interest at the greater of eight percent (8%) per annum or the rate provided for in the security from the date of payment, costs, and reasonable attorney's fees determined by the court or arbitrator.

(3) This subsection does not apply to a broker-dealer or its agents if the investment advice provided is solely incidental to transacting business as a broker-dealer and no special compensation is received for the investment advice.

(d) The following persons are liable jointly and severally with and to the same extent as persons liable under subsections (a) through

(c):

(1) A person that directly or indirectly controls a person liable under subsections (a) and (b), unless the controlling person sustains the burden of proof that the controlling person did not know, and in the exercise of reasonable care could not have known, of the existence of the conduct by reason of which the liability is alleged to exist.

(2) An individual who is a managing partner, executive officer, or director of a person liable under subsections (a) through (c), including an individual having a similar status or performing similar functions, unless the individual sustains the burden of proof that the individual did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist.

(3) An individual who is an employee of or associated with a person liable under subsections (a) through (c) and who materially aids the conduct giving rise to the liability, unless the individual sustains the burden of proof that the individual did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist.

(4) A person that is a broker-dealer, agent, investment adviser, or investment adviser representative that materially aids the conduct giving rise to the liability under subsections (a) through (c), unless the person sustains the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which liability is alleged to exist.

(e) A person liable under this section has a right of contribution as in cases of contract against any other person liable under this section for the same conduct.

(f) A cause of action under this section survives the death of an individual who might have been a plaintiff or defendant.

(g) Action under this section shall be commenced within three (3) years after discovery by the person bringing the action of a violation of this article, and not afterwards.

(h) A person that has made, or has engaged in the performance of, a contract in violation of this article or a rule adopted or order issued under this article, or that has acquired a purported right under the contract with knowledge of conduct by reason of which its making or performance was in violation of this article, may not base an action on the contract.

(i) A condition, stipulation, or provision binding a person purchasing or selling a security or receiving investment advice to waive compliance with this article or a rule adopted or order issued under this article is void.

(j) The rights and remedies provided by this article are in addition to any other rights or remedies that may exist.

IC 23-19-5-10 Rescission offers

Sec. 10. A purchaser, seller, or recipient of investment advice may not maintain an action under section 9 of this chapter if:

(1) the purchaser, seller, or recipient of investment advice receives in a record, before the action is instituted:

(A) an offer stating the respect in which liability under section 9 of this chapter may have arisen and fairly advising the purchaser, seller, or recipient of investment advice of that person's rights in connection with the offer, and any financial or other information necessary to correct all material misrepresentations or omissions in the information that was required by this article to be furnished to that person at the time of the purchase, sale, or investment advice;

(B) if the basis for relief under this section may have been a violation described in section 9(a) of this chapter, an offer to repurchase the security for cash, payable on delivery of the security, equal to the consideration paid, and interest at the rate of eight percent (8%) per annum from the date of the purchase, less the amount of any income received on the security, or, if the purchaser no longer owns the security, an offer to pay the purchaser upon acceptance of the offer damages in an amount that would be recoverable upon a tender, less the value of the security when the purchaser disposed of it, and interest at the rate of eight percent (8%) per annum from the date of the purchase in cash equal to the damages computed in the manner provided in this clause;

(C) if the basis for relief under this section may have been a violation described in section 9(b) of this chapter, an offer to tender the security, on payment by the seller of an amount equal to the purchase price paid, less income received on the security by the purchaser and interest from the date of the sale, or if the purchaser no longer owns the security, an offer to pay the seller upon acceptance of the offer, in cash, damages in the amount of the difference between the price at which the security was purchased and the value the security would have had at the time of the purchase in the absence of the purchaser's conduct that may have caused liability, and interest at the rate of eight percent (8%) per annum from the date of the sale; or

(D) if the basis for relief under this section may have been a violation described in section 9(c) of this chapter, an offer to reimburse in cash the consideration paid for the advice and interest from the date of payment;

(2) the offer under subdivision (1) states that it must be accepted by the purchaser, seller, or recipient of investment advice within thirty (30) days after the date of its receipt by the purchaser, seller, or recipient of investment advice or any shorter period, of not less than three (3) days, that the commissioner, by order, specifies;

(3) the offeror has the present ability to pay the amount offered or to tender the security under subdivision (1);

(4) the offer under subdivision (1) is delivered to the purchaser, seller, or recipient of investment advice, or sent in a manner that ensures receipt by the purchaser, seller, or recipient of investment advice; and

(5) the purchaser, seller, or recipient of investment advice that accepts the offer under subdivision (1) in a record within the period specified under subdivision (2) is paid in accordance with the terms of the offer.

EXCERPTS FROM THE IOWA UNIFORM SECURITIES ACT

502.509  Civil liability.

1.  Securities Litigation Uniform Standards Act.  Enforcement of civil liability under this section is subject to the Securities Litigation Uniform Standards Act of 1998.

2.  Liability of seller to purchaser.  A person is liable to the purchaser if the person sells a security in violation of section 502.301 or, by means of an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission.  An action under this subsection is governed by the following:

a.  The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at the legal rate from the date of the purchase, costs, and reasonable attorney fees determined by the court, upon the tender of the security, or for actual damages as provided in paragraph “c”.

b.  The tender referred to in paragraph “a” may be made any time before entry of judgment.  Tender requires only notice in a record of ownership of the security and willingness to exchange the security for the amount specified.  A purchaser that no longer owns the security may recover actual damages as provided in paragraph “c”.

c.  Actual damages in an action arising under this subsection are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it, and interest at the legal rate from the date of the purchase, costs, and reasonable attorney fees determined by the court.

3.  Liability of purchaser to seller.  A person is liable to the seller if the person buys a security by means of an untrue statement of a material fact or omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the seller not knowing of the untruth or omission, and the purchaser not sustaining the burden of proof that the purchaser did not know, and in the exercise of reasonable care, could not have known of the untruth or omission.  An action under this subsection is governed by all of the following:

a.  The seller may maintain an action to recover the security, and any income received on the security, costs, and reasonable attorney fees determined by the court, upon the tender of the purchase price, or for actual damages as provided in paragraph “c”.

b.  The tender referred to in paragraph “a” may be made any time before entry of judgment.  Tender requires only notice in a record of the present ability to pay the amount tendered and willingness to take delivery of the security for the amount specified.  If the purchaser no longer owns the security, the seller may recover actual damages as provided in paragraph “c”.

c.  Actual damages in an action arising under this subsection are the difference between the price at which the security was sold and the value the security would have had at the time of the sale in the absence of the purchaser’s conduct causing liability, and interest at the legal rate from the date of the sale of the security, costs, and reasonable attorney fees determined by the court.

4.  Liability of unregistered broker-dealer and agent.  A person acting as a broker-dealer or agent that sells or buys a security in violation of section 502.401, subsection 1, section 502.402, subsection 1, or section 502.506 is liable to the customer.  The customer, if a purchaser, may maintain an action for recovery of actual damages as specified in subsection 2, paragraphs “a” through “c”, or, if a seller, for a remedy as specified in subsection 3, paragraphs “a” through “c”.

5.  Liability of unregistered investment adviser and investment adviser representative.  A person acting as an investment adviser or investment adviser representative that provides investment advice for compensation in violation of section 502.403, subsection 1, section 502.404, subsection 1, or section 502.506 is liable to the client.  The client may maintain an action to recover the consideration paid for the advice, interest at the legal rate from the date of payment, costs, and reasonable attorney fees determined by the court and taxed as court costs.

6.  Liability for investment advice.  A person that receives directly or indirectly any consideration for providing investment advice to another person and that employs a device, scheme, or artifice to defraud the other person or engages in an act, practice, or course of business that operates or would operate as a fraud or deceit on the other person is liable to the other person.  An action under this subsection is governed by all of the following:

a.  The person defrauded may maintain an action to recover the consideration paid for the advice and the amount of any actual damages caused by the fraudulent conduct, interest at the legal rate from the date of the fraudulent conduct, costs, and reasonable attorney fees determined by the court, less the amount of any income received as a result of the fraudulent conduct.

b.  This subsection does not apply to a broker-dealer or its agents if the investment advice provided is solely incidental to transacting business as a broker-dealer and no special compensation is received for the investment advice.

7.  Joint and several liability.  The following persons are liable jointly and severally with and to the same extent as persons liable under subsections 2 through 6:

a.  A person that directly or indirectly controls a person liable under subsections 2 through 6, unless the controlling person sustains the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist.

b.  An individual who is a managing partner, executive officer, or director of a person liable under subsections 2 through 6, including an individual having a similar status or performing similar functions, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist.

c.  An individual who is an employee of or associated with a person liable under subsections 2 through 6 or a person, whether an employee of such person or otherwise, who materially aids in the act or transaction constituting the violation, and who materially aids the conduct giving rise to the liability, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist.

d.  A person that is a broker-dealer, agent, investment adviser, or investment adviser representative that materially aids the conduct giving rise to the liability under subsections 2 through 6, unless the person sustains the burden of proof that the person did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which liability is alleged to exist.

8.  Right of contribution.  A person liable under this section has a right of contribution as in cases of contract against any other person liable under this section for the same conduct.

9.  Survival of cause of action.  A cause of action under this section survives the death of an individual who might have been a plaintiff or defendant.

10.  Statute of limitations.  A person shall not obtain relief under any of the following:

a.  Under subsection 2 for violation of section 502.301, or under subsection 4 or 5, unless the action is instituted within one year after the violation occurred.

b.  Under subsection 2, other than for violation of section 502.301, or under subsection 3 or 6, unless the action is instituted within the earlier of two years after discovery of the facts constituting the violation or five years after the violation.

11.  No enforcement of violative contract.  A person that has made, or has engaged in the performance of, a contract in violation of this chapter or a rule adopted or order issued under this chapter, or that has acquired a purported right under the contract with knowledge of conduct by reason of which its making or performance was in violation of this chapter, shall not base an action on the contract.

12.  No contractual waiver.  A condition, stipulation, or provision binding a person purchasing or selling a security or receiving investment advice to waive compliance with this chapter or a rule adopted or order issued under this chapter is void.

13.  Survival of other rights or remedies.  The rights and remedies provided by this chapter are in addition to any other rights or remedies that may exist, but this chapter does not create a cause of action not specified in this section or section 502.411, subsection 5.

13A.  Informational filing with the administrator.  A copy of any suit or arbitration action filed under this section shall be served upon the administrator within twenty days of the filing in the form and manner prescribed by the administrator by rule or order, provided that all of the following apply:

a.  The failure to comply with this provision shall not invalidate the action which is the subject of the suit.

b.  The suit or arbitration action has not been filed in a record with the central registration depository or the investment adviser registration depository.

13B.  Liability for takeover violations.  Any person who violates section 502.321B shall be liable to the person selling the security to such violator, which seller may sue either at law or in equity to recover the security, costs, and reasonable attorney fees, plus any income or distributions, in cash or in kind, received by the purchaser thereon, upon tender of the consideration received, or for damages if the purchaser no longer owns the security.  Damages shall be the excess of the value of the security when the purchaser disposed of it, plus interest at the legal rate from the date of disposition, over the consideration paid for the security. Tender requires only notice of willingness to pay the amount specified in exchange for the security.  Any notice may be given by service as in civil actions or by certified mail to the last known address of the person liable.

In addition to other remedies provided in this chapter, in a proceeding alleging a violation of article 3A, the court may provide that all shares acquired from a resident of this state in violation of any provision of this chapter or rule or order issued pursuant to this chapter be denied voting rights for one year after acquisition, that the shares be nontransferable on the books of the target company, or that during this one-year period the target company have the option to call the shares for redemption either at the price at which the shares were acquired or at book value per share as of the last day of the fiscal quarter ended prior to the date of the call for redemption, which redemption shall occur on the date set in the call notice but not later than sixty days after the call notice is given.

2004 Acts, ch 1161, §48, 68

502.510  Rescission offers.

A purchaser, seller, or recipient of investment advice may not maintain an action under section 502.509 if all of the following apply:

1.  The purchaser, seller, or recipient of investment advice receives in a record, before the action is instituted, any of the following:

a.  An offer stating the respect in which liability under section 502.509 may have arisen and fairly advising the purchaser, seller, or recipient of investment advice of that person’s rights in connection with the offer, and any financial or other information necessary to correct all material misrepresentations or omissions in the information that was required by this chapter to be furnished to that person at the time of the purchase, sale, or investment advice.

b.  If the basis for relief under this section may have been a violation of section 502.509, subsection 2, an offer to repurchase the security for cash, payable on delivery of the security, equal to the consideration paid, and interest at the legal rate from the date of the purchase, less the amount of any income received on the security; or, if the purchaser no longer owns the security, an offer to pay the purchaser upon acceptance of the offer damages in an amount that would be recoverable upon a tender, less the value of the security when the purchaser disposed of it, and interest at the legal rate from the date of the purchase in cash equal to the damages computed in the manner provided in this subsection.

c.  If the basis for relief under this section may have been a violation of section 502.509, subsection 3, an offer to tender the security, on payment by the seller of an amount equal to the purchase price paid, less income received on the security by the purchaser and interest at the legal rate from the date of the sale; or if the purchaser no longer owns the security, an offer to pay the seller upon acceptance of the offer, in cash, damages in the amount of the difference between the price at which the security was purchased and the value the security would have had at the time of the purchase in the absence of the purchaser’s conduct that may have caused liability and interest at the legal rate of interest from the date of the sale.

d.  If the basis for relief under this section may have been a violation of section 502.509, subsection 4; and if the customer is a purchaser, an offer to pay as specified in paragraph “b”; or, if the customer is a seller, an offer to tender or to pay as specified in paragraph “c”.

e.  If the basis for relief under this section may have been a violation of section 502.509, subsection 5, an offer to reimburse in cash the consideration paid for the advice and interest at the legal rate from the date of payment.

f.  If the basis for relief under this section may have been a violation of section 502.509, subsection 6, an offer to reimburse in cash the consideration paid for the advice, the amount of any actual damages that may have been caused by the conduct, and interest at the legal rate from the date of the violation causing the loss.

2.  The offer under subsection 1 states that it must be accepted by the purchaser, seller, or recipient of investment advice within thirty days after the date of its receipt by the purchaser, seller, or recipient of investment advice or any shorter period, of not less than three days, that the administrator, by order, specifies.

3.  The offeror has the present ability to pay the amount offered or to tender the security under subsection 1.

4.  The offer under subsection 1 is delivered to the purchaser, seller, or recipient of investment advice, or sent in a manner that ensures receipt by the purchaser, seller, or recipient of investment advice.

5.  The purchaser, seller, or recipient of investment advice that accepts the offer under subsection 1 in a record within the period specified under subsection 2 is paid in accordance with the terms of the offer.

6.  If the basis for relief under this section alleges a violation of section 502.509 which employed a device, scheme, or artifice to defraud, made an untrue statement of a material fact necessary in order to make the statement made, in light of the circumstances under which it was made, not misleading, or engaged in an act, practice, or course of business that operated or would operate as a fraud or deceit on another person, the offer is filed with the administrator ten business days before the offering and conforms in form and content with a rule prescribed by the administrator.

2004 Acts, ch 1161, §49, 68; 2006 Acts, ch 1117, §11

EXCERPTS FROM THE MARYLAND SECURITIES ACT

§ 11-703. Civil liabilities.

(a)  When seller, purchaser or advisor liable.-

(1) A person is civilly liable to the person buying a security from him if he:

(i) Offers or sells the security in violation of § 11-304(b), § 11-401(a), § 11-402(a), or § 11-501 of this title, or of any rule or order under § 11-205 of this title which requires the affirmative approval of sales literature before it is used; or

(ii) Offers or sells the security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, the buyer not knowing of the untruth or omission, and if he does not sustain the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of the untruth or omission.

(2) A person is civilly liable to the person selling a security to him if he offers to purchase or purchases the security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading, the seller not knowing of the untruth or omission, and if he does not sustain the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of the untruth or omission.

(3) A person is civilly liable to another person if the person:

(i) Acts as an investment adviser or representative in violation of § 11-302(c), § 11-401(b), § 11-402(b), or § 11-304(b) of this title or any rule or order promulgated under it, except that an action based on a violation of § 11-402(b) of this title may not be maintained except by those persons who directly received advice from the unregistered investment adviser representative; or

(ii) Receives, directly or indirectly, any consideration from another person for advice as to the value of securities or their purchase or sale or for acting as an investment adviser or representative under § 11-101(h) and (i) of this title, whether through the issuance of analyses, reports, or otherwise, and employs any device, scheme, or artifice to defraud such other person or engages in any act, practice or course of business which operates or would operate as a fraud or deceit on such other person.

(b)  Extent of liability.-

(1) A buyer may sue either at law or in equity:

(i) On tender of the security, to recover the consideration paid for the security, together with interest at the rate provided for in § 11-107(a) of the Courts and Judicial Proceedings Article, as amended, from the date of payment, costs, and reasonable attorneys' fees, less the amount of any income received on the security; or

(ii) If he no longer owns the security, for damages.

(2) A seller may sue either at law or in equity:

(i) On tender of the consideration paid for the security, to recover the security, together with the amount of any income received on the security, costs, and reasonable attorneys' fees; or

(ii) If the buyer no longer owns the security, for damages.

(3) For the purposes of subsection (b)(1)(ii) of this section, damages are the amount that would be recoverable on a tender less the value of the security when the buyer disposed of it and interest at the rate provided for in § 11-107(a) of the Courts and Judicial Proceedings Article, as amended, from the date of disposition.

(4) (i) In any action brought under subsection (a)(3) of this section a person may sue either at law or in equity for the rescission of the advisory contract and any damages resulting from the violation, together with interest at the rate provided for in § 11-107(a) of the Courts and Judicial Proceedings Article, as amended, from the date of payment of the consideration, costs, and reasonable attorneys' fees, less the amount of any income received from such advice.

(ii) An action based on a violation of § 11-302(c) of this title may not prevail where the person accused of the violation sustains the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist.

(c)  Others jointly and severally liable with seller or purchaser.-

(1) Every person who directly or indirectly controls a person liable under subsection (a) of this section, every partner, officer, or director of the person liable, every person occupying a similar status or performing similar functions, every employee of the person liable who materially aids in the conduct giving rise to the liability, and every broker-dealer or agent who materially aids in such conduct are also liable jointly and severally with and to the same extent as the person liable, unless able to sustain the burden of proof that he did not know, and in exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist.

(2) There is contribution as in cases of contract among the several persons so liable.

(d)  Time of making tender.- Any tender specified in this section may be made at any time before entry of judgment.

(e)  Survival of cause of action.- Every cause of action under this statute survives the death of any person who might have been a plaintiff or defendant.

(f)  Limitation of actions; effect of offer of refund.-

(1) A person may not sue under subsections (a)(1) and (2) of this section after the earlier to occur of 3 years after the contract of sale or purchase or the time specified in paragraph (2) of this subsection.

(2) An action may not be maintained:

(i) To enforce any liability created under subsection (a)(1)(i) of this section, unless brought within one year after the violation on which it is based; or

(ii) To enforce any liability created under subsection (a)(1)(ii) or (2) of this section, unless brought within one year after the discovery of the untrue statement or omission, or after the discovery should have been made by the exercise of reasonable diligence.

(3) A person may not sue under subsection (a)(3) of this section more than 3 years after the date of the advisory contract or the rendering of investment advice, or the expiration of 2 years after the discovery of the facts constituting the violation, whichever first occurs.

(4) A person may not sue under this section:

(i) If the buyer received a written offer, before suit and at a time when he owned the security or asset, to refund the consideration paid together with interest at the rate provided for in § 11-107(a) of the Courts and Judicial Proceedings Article, as amended, from the date of payment, less the amount of any income received on the security or asset, and he failed to accept the offer within 30 days of its receipt;

(ii) If the buyer received the offer before suit and at a time when he did not own the security or asset, unless he rejected the offer in writing within 30 days of its receipt; or

(iii) If the seller received a written offer from the buyer, before suit, to return the security or asset, together with the amount of any income received on the security, less interest at the rate provided for in § 11-107(a) of the Courts and Judicial Proceedings Article, as amended, from the date of payment, and he failed to accept the offer within 30 days of its receipt.

(g)  Effect of making or performing contract with knowledge of facts.- A person may not base any suit on any contract if he:

(1) Has made or engaged in the performance of the contract in violation of any provision of this title or any rule or order under this title; or

(2) Has acquired any purported right under the contract with knowledge of the facts by reason of which its making or performance was in violation.

(h)  Provision for waiver of compliance with section void.- Any condition, stipulation, or provision binding any person acquiring any security or asset or receiving any investment advice to waive compliance with any provision of this title or any rule or order under this title is void.

(i)  Rights and remedies additional to others.- The rights and remedies provided by this title are in addition to any other rights or remedies that may exist at law or in equity, but this title does not create any cause of action not specified in this section or § 11-410 of this title.

EXCERPTS FROM THE MICHIGAN SECURITIES

451.2509 Civil liability; joint and several liability; statute of limitations; violative contract; waiver prohibited; other rights or remedies.

Sec. 509.

(1) Enforcement of civil liability under this section is subject to the securities litigation uniform standards act of 1998.

(2) A person is liable to the purchaser if the person sells a security in violation of section 301, or by means of an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission, and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. All of the following apply to an action under this subsection:

(a) The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest at 6% per year from the date of the purchase, costs, and reasonable attorney fees determined by the court, upon the tender of the security, or for actual damages as provided in subdivision (c).

(b) The tender referred to in subdivision (a) may be made any time before entry of judgment. Tender requires only notice in a record of ownership of the security and willingness to exchange the security for the amount specified. A purchaser that no longer owns the security may recover actual damages as provided in subdivision (c).

(c) Actual damages in an action arising under this subsection are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it and interest at 6% from the date of purchase, costs, and reasonable attorney fees determined by the court.

(3) A person is liable to the seller if the person buys a security by means of an untrue statement of a material fact or omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, if the seller did not know of the untruth or omission and the purchaser does not sustain the burden of proving that the purchaser did not know, and in the exercise of reasonable care could not have known, of the untruth or omission. All of the following apply to an action under this subsection:

(a) The seller may maintain an action to recover the security, any income received on the security, costs, and reasonable attorney fees determined by the court, on the tender of the purchase price, or for actual damages as provided in subdivision (c).

(b) The tender referred to in subdivision (a) may be made any time before entry of judgment. Tender requires only notice in a record of the present ability to pay the amount tendered and willingness to take delivery of the security for the amount specified. If the purchaser no longer owns the security, the seller may recover actual damages as provided in subdivision (c).

(c) Actual damages in an action arising under this subsection are the difference between the price at which the security was sold and the value the security would have had at the time of the sale in the absence of the purchaser's conduct causing liability, interest at 6% from the date of sale of the security, costs, and reasonable attorney fees determined by the court.

(10) A person may not obtain relief if an action is not commenced within 1 of the following time limits, as applicable:

(a) Under subsection (2) for violation of section 301, or under subsection (4) or (5), unless the action is commenced within 1 year after the violation occurred.

(b) Under subsection (2), other than for violation of section 301, or under subsection (3) or (6), unless the action is commenced within the earlier of 2 years after discovery of the facts constituting the violation or 5 years after the violation occurred.

451.810 Offer or sale of security; liability; recovery; contribution; tender; survival of action; limitations; rescission offer; disclosure; suit based on contract; rights and remedies cumulative.

Sec. 410.

(a) Any person who does either of the following is liable to the person buying the security from him or her and the buyer may sue either at law or in equity to recover the consideration paid for the security, together with interest at 6% per year from the date of payment, costs, and reasonable attorney fees, less the amount of income received on the security, upon the tender of the security or, if he or she no longer owns the security, for damages which shall be the amount that would be recoverable upon a tender less the value of the security when the buyer disposed of it and interest at 6% per year from the date of disposition:

(1) Offers or sells a security in violation of section 201(a), 301, or 405(b), or of any rule or order under section 403 which requires the affirmative approval of sales literature before it is used, or of any condition imposed under section 304(d), 305(f), 305(g), or 412(g).

(2) Offers or sells a security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, the buyer not knowing of the untruth or omission, and who does not sustain the burden of proof that he or she did not know, and in the exercise of reasonable care could not have known, of the untruth or omission.

(b) Every person who directly or indirectly controls a seller liable under subsection (a), every partner, officer, or director of the seller, every person occupying a similar status or performing similar functions, every employee of the seller who materially aids in the sale, and every broker-dealer or agent who materially aids in the sale are also liable jointly and severally with and to the same extent as the seller, unless the person sustains the burden of proof that he or she did not know, and in exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist. There is contribution as in cases of contract among the several persons so liable.

(c) Any tender specified in this section may be made at any time before entry of judgment.

(d) Every cause of action under this statute survives the death of any person who might have been a plaintiff or defendant.

(e) A person may not bring an action under subsection (a)(1) more than 2 years after the contract of sale. A person may not bring an action under subsection (a)(2) more than 2 years after the person, in the exercise of reasonable care, knew or should have known of the untruth or omission, but in no event more than 4 years after the contract of sale. A person may not bring an action under this section if the buyer received a written rescission offer, before the action and at a time when he or she owned the security, to refund the consideration paid together with interest at 6% per year from the date of payment, less the amount of any income received on the security, and he or she failed to accept the offer within 30 days of its receipt, or if the buyer received the offer before the action and at a time when he or she did not own the security, unless he or she rejected the offer in writing within 30 days of its receipt. The documents making full written disclosure about the financial and business condition of the issuer and the financial and business risks associated with the retention of the securities shall be provided to the offeree concurrently with the written rescission offer. Such an offer shall not be made until 45 days after the date of sale of the securities and acceptance or rejection of the offer shall not be binding until 48 hours after receipt by the offeree. The rescission offer shall recite the provisions of this section. A rescission offer under this subsection shall not be valid unless the offeror substantiates that it has the ability to fund the offering and this information is set forth in the disclosure documents.

(f) No person who has made or engaged in the performance of any contract in violation of any provision of this act or any rule or order hereunder, or who has acquired any purported right under any such contract with knowledge of the facts by reason of which its making or performance was in violation, may base any suit on the contract.

(g) Any condition, stipulation, or provision binding any person acquiring any security to waive compliance with any provision of this act or any rule or order hereunder is void.

(h) The rights and remedies provided by this act are in addition to any other rights or remedies that may exist at law or in equity, but this act does not create any cause of action not specified in this section.

EXCERPTS FROM THE MINNESOTA SECURITIES ACT

80A.76 SECTION 509; CIVIL LIABILITY.

(a) Securities Litigation Uniform Standards Act. Enforcement of civil liability under this section is subject to the Securities Litigation Uniform Standards Act of 1998.

(b) Liability of seller to purchaser. A person is liable to the purchaser if the person sells a security in violation of section 80A.49 or, by means of an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the purchaser not knowing the untruth or omission and the seller not sustaining the burden of proof that the seller did not know and, in the exercise of reasonable care, could not have known of the untruth or omission. An action under this subsection is governed by the following:

(1) The purchaser may maintain an action to recover the consideration paid for the security, less the amount of any income received on the security, and interest from the date of the purchase, costs, and reasonable attorneys' fees determined by the court, upon the tender of the security, or for actual damages as provided in paragraph (3).

(2) The tender referred to in paragraph (1) may be made any time before entry of judgment. Tender requires only notice in a record of ownership of the security and willingness to exchange the security for the amount specified. A purchaser that no longer owns the security may recover actual damages as provided in paragraph (3).

(3) Actual damages in an action arising under this subsection are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it, and interest from the date of the purchase, costs, and reasonable attorneys' fees determined by the court.

(c) Liability of purchaser to seller. A person is liable to the seller if the person buys a security by means of an untrue statement of a material fact or omission to state a material fact necessary in order to make the statement made, in light of the circumstances under which it is made, not misleading, the seller not knowing of the untruth or omission, and the purchaser not sustaining the burden of proof that the purchaser did not know, and in the exercise of reasonable care, could not have known of the untruth or omission. An action under this subsection is governed by the following:

(1) The seller may maintain an action to recover the security, and any income received on the security, costs, and reasonable attorneys' fees determined by the court, upon the tender of the purchase price, or for actual damages as provided in paragraph (3).

(2) The tender referred to in paragraph (1) may be made any time before entry of judgment. Tender requires only notice in a record of the present ability to pay the amount tendered and willingness to take delivery of the security for the amount specified. If the purchaser no longer owns the security, the seller may recover actual damages as provided in paragraph (3).

(3) Actual damages in an action arising under this subsection are the difference between the price at which the security was sold and the value the security would have had at the time of the sale in the absence of the purchaser's conduct causing liability, and interest from the date of the sale of the security, costs, and reasonable attorneys' fees determined by the court.

(d) Liability of unregistered broker-dealer and agent. A person acting as a broker-dealer or agent that sells or buys a security in violation of section 80A.56(a), 80A.57(a), or 80A.73 is liable to the customer. The customer, if a purchaser, may maintain an action for recovery of actual damages as specified in subsections (b)(1) through (3), or, if a seller, for a remedy as specified in subsections (c)(1) through (3).

(e) Liability of unregistered investment adviser. A person acting as an investment adviser that provides investment advice for compensation in violation of section 80A.58(a) or 80A.73 is liable to the client. The client may maintain an action to recover the consideration paid for the advice, interest from the date of payment, costs, and reasonable attorneys' fees determined by the court.

(f) Liability for investment advice. A person that receives directly or indirectly any consideration for providing investment advice to another person and that employs a device, scheme, or artifice to defraud the other person or engages in an act, practice, or course of business that operates or would operate as a fraud or deceit on the other person, is liable to the other person. An action under this subsection is governed by the following:

(1) The person defrauded may maintain an action to recover the consideration paid for the advice and the amount of any actual damages caused by the fraudulent conduct, interest from the date of the fraudulent conduct, costs, and reasonable attorneys' fees determined by the court, less the amount of any income received as a result of the fraudulent conduct.

(2) This subsection does not apply to a broker-dealer or its agents if the investment advice provided is solely incidental to transacting business as a broker-dealer and no special compensation is received for the investment advice.

(g) Joint and several liability. The following persons are liable jointly and severally with and to the same extent as persons liable under subsections (b) through (f):

(1) a person that directly or indirectly controls a person liable under subsections (b) through (f), unless the controlling person sustains the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist;

(2) an individual who is a managing partner, executive officer, or director of a person liable under subsections (b) through (f), including an individual having a similar status or performing similar functions, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could have known, of the existence of conduct by reason of which the liability is alleged to exist;

(3) an individual who is an employee of or associated with a person liable under subsections (b) through (f) and who materially aids the conduct giving rise to the liability, unless the individual sustains the burden of proof that the individual did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which the liability is alleged to exist; and

(4) a person that is a broker-dealer, agent, investment adviser, or investment adviser representative that materially aids the conduct giving rise to the liability under subsections (b) through (f), unless the person sustains the burden of proof that the person did not know and, in the exercise of reasonable care could not have known, of the existence of conduct by reason of which liability is alleged to exist.

(h) Right of contribution. A person liable under this section has a right of contribution as in cases of tort against any other person liable under this section for the same conduct.

(i) Survival of cause of action. A cause of action under this section survives the death of an individual who might have been a plaintiff or defendant.

(j) Statute of limitations. A person may not obtain relief:

(1) under subsection (b) for violation of section 80A.49, or under subsection (d) or (e), unless the action is instituted within one year after the violation occurred; or

(2) under subsection (b), other than for violation of section 80A.49, or under subsection (c) or (f), unless the action is instituted within the earlier of two years after discovery of the facts constituting the violation or five years after the violation.

(k) No enforcement of violative contract. A person that has made, or has engaged in the performance of, a contract in violation of this chapter or a rule adopted or order issued under this chapter, or that has acquired a purported right under the contract with knowledge of conduct by reason of which its making or performance was in violation of this chapter, may not base an action on the contract.

(l) No contractual waiver. A condition, stipulation, or provision binding a person purchasing or selling a security or receiving investment advice to waive compliance with this chapter or a rule adopted or order issued under this chapter is void.

(m) Survival of other right or remedies. The rights and remedies provided by this chapter are in addition to any other rights or remedies that may exist, but this chapter does not create a cause of action not specified in this section or section 80A.66(e).

80A.77 SECTION 510; RESCISSION OFFERS.

A purchaser, seller, or recipient of investment advice may not maintain an action under section 80A.76 if:

(1) the purchaser, seller, or recipient of investment advice receives in a record, before the action is instituted:

(A) an offer stating the respect in which liability under section 80A.76 may have arisen and fairly advising the purchaser, seller, or recipient of investment advice of that person's rights in connection with the offer, and any financial or other information necessary to correct all material misrepresentations or omissions in the information that was required by this chapter to be furnished to that person at the time of this purchase, sale, or investment advice;

(B) if the basis for relief under this section may have been a violation of section 80A.76(b), an offer to repurchase the security for cash, payable on delivery of the security, equal to the consideration paid, and interest from the date of the purchase, less the amount of any income received on the security, or, if the purchaser no longer owns the security, an offer to pay the purchaser upon acceptance of the offer damages in an amount that would be recoverable upon a tender, less the value of the security when the purchaser disposed of it, and interest from the date of the purchase in cash equal to the damages computed in the manner provided in this subsection;

(C) if the basis for relief under this section may have been a violation of section 80A.76(c), an offer to tender the security, on payment by the seller of an amount equal to the purchase price paid, less income received on the security by the purchaser and interest from the date of the sale; or if the purchaser no longer owns the security, an offer to pay the seller upon acceptance of the offer, in cash, damages in the amount of the difference between the price at which the security was purchased and the value the security would have had at the time of the purchase in the absence of the purchaser's conduct that may have caused liability and interest from the date of the sale;

(D) if the basis for relief under this section may have been a violation of section 80A.76(d); and if the customer is a purchaser, an offer to pay as specified in subparagraph (B); or, if the customer is a seller, an offer to tender or to pay as specified in subparagraph (C);

(E) if the basis for relief under this section may have been a violation of section 80A.76(e), an offer to reimburse in cash the consideration paid for the advice and interest from the date of payment; or

(F) if the basis for relief under this section may have been a violation of section 80A.76(f), an offer to reimburse in cash the consideration paid for the advice, the amount of any actual damages that may have been caused by the conduct, and interest from the date of the violation causing the loss;

(2) the offer under paragraph (1) states that it must be accepted by the purchaser, seller, or recipient of investment advice within 30 days after the date of its receipt by the purchaser, seller, or recipient of investment advice or any shorter period, of not less than three days, that the administrator, by order, specifies;

(3) the offeror has the present ability to pay the amount offered or to tender the security under paragraph (1);

(4) the offer under paragraph (1) is delivered to the purchaser, seller, or recipient of investment advice, or sent in a manner that ensures receipt by the purchaser, seller, or recipient of investment advice; and

(5) the purchaser, seller, or recipient of investment advice that accepts the offer under paragraph (1) in a record within the period specified under paragraph (2) is paid in accordance with the terms of the offer.

EXCERPTS FROM THE NEVADA SECURITIES (UNIFORM ACT)

NRS 90.660  Civil liability.

      1.  A person who offers or sells a security in violation of any of the following provisions:

      (a) Subsection 1 of NRS 90.310;

      (b) NRS 90.460;

      (c) Subsection 10 of NRS 90.500;

      (d) Subsection 2 of NRS 90.570;

      (e) Subsection 2 of NRS 90.610; or

      (f) A condition imposed in subsection 8 or 9 of NRS 90.500,

Ê is liable to the person purchasing the security. Upon tender of the security, the purchaser may recover the consideration paid for the security and interest at the legal rate of this State from the date of payment, costs and reasonable attorney’s fees, less the amount of income received on the security. A purchaser who no longer owns the security may recover damages. Damages are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it, plus interest at the legal rate of this State from the date of disposition of the security, costs and reasonable attorney’s fees determined by the court. Tender requires only notice of willingness to exchange the security for the amount specified.

      2.  A person who offers or sells a security in violation of subsection 2 of NRS 90.570 is not liable under subsection 1 of this section if:

      (a) The purchaser knew that a statement of a material fact was untrue or that there was an omission of a statement of a material fact; or

      (b) The seller did not know and in the exercise of reasonable care could not have known of the untrue statement or misleading omission.

      3.  A person who willfully participates in any act or transaction in violation of NRS 90.580 is liable to a person who purchases or sells a security, other than a security traded on a national securities exchange or quoted on a national automated quotation system administered by a self-regulatory organization, at a price that was affected by the act or transaction for the damages sustained as a result of the act or transaction. Damages are the difference between the price at which the securities were purchased or sold and the market value the securities would have had at the time of the person’s purchases or sale in the absence of the act or transaction, plus interest at the legal rate of this State from the date of the act or transaction and reasonable attorney’s fees.

      4.  A person who directly or indirectly controls another person who is liable under subsection 1 or 3, a partner, officer or director of the person liable, a person occupying a similar status or performing similar functions, any agent of the person liable, an employee of the person liable if the employee materially aids in the act, omission or transaction constituting the violation, and a broker-dealer or sales representative who materially aids in the act, omission or transaction constituting the violation, are also liable jointly and severally with and to the same extent as the other person, but it is a defense that the person did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by which the liability is alleged to exist. With respect to a person who directly or indirectly, controls another person who is liable under subsection 3, it is also a defense that the controlling person acted in good faith and did not, directly or indirectly, induce the act, omission or transaction constituting the violation. Contribution among the several persons liable is the same as in cases arising out of breach of contract.

      (Added to NRS by 1987, 2182; A 1989, 160)

      NRS 90.670  Statute of limitations.  A person may not sue under NRS 90.660 unless suit is brought within the earliest of 2 years after the discovery of the violation, 2 years after discovery should have been made by the exercise of reasonable care, or 5 years after the act, omission or transaction constituting the violation.

      (Added to NRS by 1987, 2183; A 1989, 160; 1993, 1229; 2003, 20th Special Session, 273)

      NRS 90.680  Offer of rescission and settlement.

      1.  Relief may not be obtained under subsection 1 of NRS 90.660 if, before suit is commenced, the purchaser:

      (a) Receives a written offer:

            (1) Stating the respect in which liability under NRS 90.660 may have arisen and fairly advising the purchaser of the purchaser’s rights of rescission;

            (2) If the basis for relief under subsection 1 of NRS 90.660 is a violation of subsection 2 of NRS 90.570, including financial and other information necessary to correct all material misstatements or omissions in the information which was required by this chapter to be furnished to the purchaser as of the time of the sale of the security to the purchaser;

            (3) Offering to repurchase the security for cash, payable on delivery of the security, equal to the consideration paid, plus interest at the legal rate of this State from the date of payment, less income received thereon, or, if the purchaser no longer owns the security, offering to pay the purchaser upon acceptance of the offer an amount in cash equal to the damages computed under subsection 1 of NRS 90.660 plus attorney’s fees; and

            (4) Stating that the offer may be accepted by the purchaser at any time within a specified period of not less than 30 days after the date of its receipt by the purchaser or such shorter or longer time as the Administrator by order prescribes; and

      (b) Fails to accept the offer in writing within the period specified under subparagraph (4) of paragraph (a).

      2.  The Administrator by regulation may prescribe the form in which the information specified in subsection 1 must be contained in an offer made under subsection 1.

      3.  An offer under subsection 1 must be delivered to the offeree or sent in a manner which assures actual receipt by the offeree.

      4.  If, after acceptance, a rescission offer is not performed in accordance with either its terms or this section, the offeree may obtain relief under NRS 90.660 without regard to this section.

      (Added to NRS by 1987, 2183; A 1989, 160)

EXCERPTS FROM THE NORTH CAROLINA SECURITIES ACT

§ 78A-56.  Civil liabilities.

(a)        Any person who:

(1)        Offers or sells a security in violation of G.S. 78A-8(1), 78A-8(3), 78A-10(b), 78A-13, 78A-14, 78A-24, or 78A-36(a), or of any rule or order under G.S. 78A-49(d) which requires the affirmative approval of sales literature before it is used, or of any condition imposed under G.S. 78A-27(d) or 78A-28(g), or

(2)        Offers or sells a security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading (the purchaser not knowing of the untruth or omission), and who does not sustain the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of the untruth or omission, is liable to the person purchasing the security from him, who may sue either at law or in equity to recover the consideration paid for the security, together with interest at the legal rate from the date of payment, costs, and reasonable attorneys' fees, less the amount of any income received on the security, upon the tender of the security, or for damages if the purchaser no longer owns the security. Damages are the amount that would be recoverable upon a tender less the value of the security when the purchaser disposed of it and interest at the legal rate as provided by G.S. 24-1 from the date of disposition.

(b)        Any person who purchases a security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading (the seller not knowing of the untruth or omission), and who does not sustain the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the untruth or omission, shall be liable to the person selling the security to him, who may sue either at law or in equity to recover the security, plus any income received by the purchaser thereon, upon tender of the consideration received, or for damages if the purchaser no longer owns the security. Damages are the excess of the value of the security when the purchaser disposed of it, plus interest at the legal rate as provided by G.S. 24-1 from the date of disposition, over the consideration paid for the security.

(b1)      A person who willfully violates G.S. 78A-12 is liable to a person who purchases or sells a security, other than a security traded on a national securities exchange or quoted on a national automated quotation system administered by a self-regulatory organization, at a price that was affected by the act or transaction for the damages sustained as a result of the act or transaction. Damages are the difference between the price at which the securities were purchased or sold and the value the securities would have had at the time of the person's purchase or sale in the absence of the act or transaction, plus interest at the legal rate as provided by G.S. 24-1 from the date of the purchase or sale, costs, and reasonable attorneys' fees determined by the court.

(c)       (1)        Every person who directly or indirectly controls a person liable under subsection (a), (b), or (b1) of this section, every partner, officer, or director of the person, every person occupying a similar status or performing similar functions, and every dealer or salesman who materially aids in the sale is also liable jointly and severally with and to the same extent as the person, unless able to sustain the burden of proof that the person did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist.

(2)        Unless liable under subdivision (1) of this subsection, every employee of a person liable under subsection (a), (b), or (b1) of this section who materially aids in the transaction giving rise to the liability and every other person who materially aids in the transaction giving rise to the liability is also liable jointly and severally with and to the same extent as the person if the employee or other person actually knew of the existence of the facts by reason of which the liability is alleged to exist.

(3)        There is contribution among the several persons liable under subdivisions (1) and (2) of this subsection as provided among tort-feasors pursuant to Chapter 1B of the General Statutes.

(d)       Any tender specified in this section may be made at any time before entry of judgment. Tender shall require only notice of willingness to exchange the security for the amount specified. Any notice may be given by service as in civil actions or by certified mail addressed to the last known address of the person liable.

(e)        Every cause of action under this statute survives the death of any person who might have been a plaintiff or defendant.

(f)        No person may sue under this section for a violation of G.S. 78A-24 or G.S. 78A-36 more than two years after the sale or contract of sale. No person may sue under this section for any other violation of this Chapter more than three years after the person discovers facts constituting the violation, but in any case no later than five years after the sale or contract of sale, except that if a person who may be liable under this section engages in any fraudulent or deceitful act that conceals the violation or induces the person to forgo or postpone commencing an action based upon the violation, the suit may be commenced not later than three years after the person discovers or should have discovered that the act was fraudulent or deceitful.

(g)       (1)        No purchaser may sue under this section if, before suit is commenced, the purchaser has received a written offer stating the respect in which liability under this section may have arisen and fairly advising the purchaser of his rights; offering to repurchase the security for cash payable on delivery of the security equal to the consideration paid, together with interest at the legal rate as provided by G.S. 24-1 from the date of payment, less the amount of any income received on the security or, if the purchaser no longer owns the security, offering to pay the purchaser upon acceptance of the offer an amount in cash equal to the damages computed in accordance with subsection (a); and stating that the offer may be accepted by the purchaser at any time within 30 days of its receipt; and the purchaser has failed to accept such offer in writing within the specified period.

(2)        No seller may sue under this section if, before suit is commenced, the seller has received a written offer stating the respect in which liability under this section may have arisen and fairly advising the seller of his rights; offering to return the security plus the amount of any income received thereon upon payment of the consideration received, or, if the purchaser no longer owns the security, offering to pay the seller upon acceptance of the offer an amount in cash equal to the damages computed in accordance with subsection (b); and providing that the offer may be accepted by the seller at any time within 30 days of its receipt; and the seller has failed to accept such offer in writing within the specified period.

(3)        Offers shall be in the form and contain the information the Administrator by rule prescribes. Every offer under subsection (g) of this section shall be delivered to the offeree or sent by certified mail addressed to the offeree at the offeree's last known address. The person making the offer shall file a copy of the rescission offer with the Administrator at least 10 days before delivering the offer to the offeree. If an offer is not performed in accordance with its terms, suit by the offeree under this section shall be permitted without regard to this subsection.

18 NCAC 06A .1501 RESCISSION OFFERS

(a)  All rescission offers under G.S. 78A-56(g) shall be typed or printed and shall be captioned in bold print or type "Rescission Offer."  Offers must set forth in bold type the name of the security with respect to which the offer is made and the date of the transaction involved.  Offers must be signed by the offeror or its authorized officer.

(b)  Every rescission offer to a purchaser under G.S. 78A-56(g)(1) shall set forth with particularity the facts out of which liability under G.S. 78A-56 may have arisen and, in the event of a violation of G.S. 78A-56(a)(2), the correct, true, or omitted facts.  It shall advise the purchaser of his potential rights under G.S. 78A-56 if a violation of that section were found and state the effect on those rights of the purchaser's failure to accept the offer within 30 days from its receipt.  The offer shall include a form for the purchaser's written acceptance of the offer addressed to the offeror or the depository to which it is to be sent.  The offer must expire by its own terms at midnight of the 30th day following its receipt by the purchaser and must provide, by its terms, that acceptance is effective if the purchaser either delivers his written acceptance to the address specified in the offer or mails that acceptance, postage prepaid, with a postmark not later than midnight of the thirtieth day following his receipt of the offer.  The offer shall not require that the purchaser return the security with his acceptance; the offer may, however, require that the purchaser deliver any security he still holds and/or a verified statement of the transactions in which he disposed of any security to the offeror or to a depository specified in the offer within a period of not less than 45 days from the receipt of the offer in order to receive payment thereunder.  The offer may provide that any offeree who delivers a timely written acceptance but fails to deliver any security held by him and/or the statement of the transactions in which he disposed of any security within the time specified in the offer shall be deemed to have failed to accept such an offer in writing within a specified period as required by G.S. 78A-56(g)(1).

(c)  Every rescission offer to a seller pursuant to G.S. 78A-56(g)(2) shall set forth with particularity the facts out of which liability under G.S. 78A-56 may have arisen and, in the event of a violation of G.S. 78A-56(a)(2), the correct, true, or omitted facts.  It shall advise the seller of his rights under G.S. 78A-56 if a violation of that section is found and state the effect on those rights of the seller's failure to accept the offer within 30 days from the receipt.  The offer shall include a form for the seller's written acceptance of the offer addressed to the offeror or the depository to which it is to be sent.  The offer must expire by its own terms at midnight of the 30th day following its receipt by the seller and must provide, by its terms, that acceptance is effective if the seller either delivers his written acceptance to the address specified in the offer or mails that acceptance, postage prepaid, with a postmark not later than midnight of the thirtieth day following his receipt of the offer.

The offeror is not required to return the security with the offer:

(1) If the offeror has not disposed of the security, the offer may require that the seller deliver the sum necessary to rescind to the offeror or to a depository specified in the offer within a period of not less than 45 days from the receipt of the offer in order to receive the security.  The offer may provide that any offeree who delivers a timely written acceptance but fails to deliver the sum necessary to rescind the transaction within the time specified in the offer shall be deemed to have failed to accept such an offer in writing within a specified period as required by G.S. 78A-56(g)(2).

(2) If the offeror has disposed of the security, the offer shall specify the period of time by which the offeror shall submit any damages as required by G.S. 78A-56(g)(2) to the seller, if the seller accepts and delivers a timely written acceptance.

(d)  The person making the rescission offer shall file a copy of the rescission offer with the Administrator at least 10 days before delivering the offer to the offeree.  The copy filed with the Administrator shall be addressed to: Rescission Offers, North Carolina Securities Division, P.O. Box 29622, Raleigh, North Carolina 27626-0622.

(e)  A seller who makes a rescission offer pursuant to G.S. 78A-56(l) shall include in that rescission offer an undertaking by the seller to refund all the purchaser's money, without deductions, within seven business days after the date of receipt by the seller of the purchaser's notice of rescission or cancellation.  The rescission offer shall be transmitted by the seller to the purchaser by certified mail, return receipt requested.

EXCERPTS FROM THE NORTH DAKOTA SECURITIES ACT OF 1951

10-04-17. Remedies.

1. Every sale or contract for sale made in violation of any of the provisions of this chapter, or of any rule or order issued by the commissioner under any provisions of this chapter, shall be voidable at the election of the purchaser. The person making such sale or contract for sale, and every director, officer, or agent of or for such seller who shall have participated or aided in any way in making such sale shall be jointly and severally liable to such purchaser who may sue either at law or in equity to recover the full amount paid by such purchaser, together with all taxable court costs, interest as provided in this subsection, and reasonable attorney's fees, less the amount of any income received on the securities, upon tender to the seller, in person or in open court, of the securities sold or of the contracts made, or for damages if the purchaser no longer owns the securities. Damages are the amount that would be recoverable upon a tender less the value of the securities when the purchaser disposed of them and interest as provided in subsection 2 from the date of disposition. No purchaser shall claim or have the benefit of this section if the purchaser shall have refused or failed to accept, within thirty days from the date of such offer, an offer in writing of the seller to take back the securities in question and to refund the full amount paid by such purchaser, together with interest on such amount for the period from the date of payment by such purchaser down to the date of repayment. Any offer made pursuant to this subsection must be registered or exempt from registration under this chapter in order to preclude a subsequent civil action by the purchaser. For the purposes of this subsection, interest shall be computed as follows:

a. In case such securities consist of interest-bearing obligations, at the same rate as provided in such securities, less the amount of any income received on the securities.

b. In case such securities consist of other than interest-bearing obligations, at the legal rate specified in section 47-14-05, less the amount of any income received on the securities.

2. Any person that receives directly or indirectly any consideration for providing investment advice to another person and violates this chapter is liable to the other person as follows:

a. For violations of section 10-04-15, the person is liable for the actual damages caused by the violative conduct, interest at the rate as specified in section 47-14-05, costs, and reasonable attorney's fees, less the amount of any income received as a result of the violative conduct.

b. For all other violations of this chapter, or any rule promulgated thereunder, the person is liable for all income collected in connection with the violative conduct.

3. The provisions of this section do not apply to a violation of section 10-04-08.4.

4. Nothing in this chapter shall limit any statutory or common-law right of any person in any court for any act involved in the sale of securities.

5. No action may be taken under this section after five years from the date that the aggrieved party knew or reasonably should have known about the facts that are the basis for the alleged violation.

6. Each of the following persons are liable jointly and severally with and to the same effect as persons liable under this section:

a. A person who controls, supervises, or serves as an officer, director, or managing partner of a person liable under this section, unless the person did not know, and in the exercise of reasonable care could not have known, of the conduct by reason of which the liability is alleged to exist.

b. An individual who is an employee of or associated with a person liable under this section and who materially aids the conduct giving rise to the liability, unless the individual did not know, and in the exercise of reasonable care could not have known, of the conduct by reason of which the liability is alleged to exist.

c. A person who is a broker-dealer, agent, investment adviser, or investment adviser representative that materially aids the conduct giving rise to the liability under this section, unless the person did not know, and in the exercise of reasonable care could not have known, of the conduct by reason of which the liability is alleged to exist.

EXCERPTS FROM THE OHIO REVISED CODE-SECURITIES

1707.43 Remedies of purchaser in unlawful sale.

(A) Subject to divisions (B) and (C) of this section, every sale or contract for sale made in violation of Chapter 1707. of the Revised Code, is voidable at the election of the purchaser. The person making such sale or contract for sale, and every person that has participated in or aided the seller in any way in making such sale or contract for sale, are jointly and severally liable to the purchaser, in an action at law in any court of competent jurisdiction, upon tender to the seller in person or in open court of the securities sold or of the contract made, for the full amount paid by the purchaser and for all taxable court costs, unless the court determines that the violation did not materially affect the protection contemplated by the violated provision.

(B) No action for the recovery of the purchase price as provided for in this section, and no other action for any recovery based upon or arising out of a sale or contract for sale made in violation of Chapter 1707. of the Revised Code, shall be brought more than two years after the plaintiff knew, or had reason to know, of the facts by reason of which the actions of the person or director were unlawful, or more than five years from the date of such sale or contract for sale, whichever is the shorter period.

(C) No purchaser is entitled to the benefit of this section who has failed to accept, within thirty days from the date of such offer, an offer in writing made after two weeks from the date of the sale or contract of sale, by the seller or by any person that has participated in or aided the seller in any way in making the sale or contract of sale, to take back the security in question and to refund the full amount paid by the purchaser.

EXCERPTS FROM THE TENNESSEE SECURITIES ACT

48-2-122. Civil liabilities.

(a)  (1)  Any person who:

          (A)  Sells a security in violation of §§ 48-2-104 48-2-109, 48-2-110(f), or of any condition imposed under § 48-2-107(f), or any rule, or order under this part of which the person has notice; or

          (B)  Sells a security in violation of § 48-2-121(a) (the purchaser not knowing of the violation of § 48-2-121(a), and who does not carry the burden of proof of showing that the person did not know and in the exercise of reasonable care could not have known of the violation of § 48-2-121(a));

shall be liable to the person purchasing the security from the seller to recover the consideration paid for the security, together with interest at the legal rate from the date of payment, less the amount of any income received on the security, upon the tender of the security, or, if the purchaser no longer owns the security, the amount that would be recoverable upon a tender, less the value of the security when the purchaser disposed of it and interest at the legal rate from the date of disposition.

     (2)  Tender shall require only notice of willingness to exchange the security for the amount specified.

     (3)  Any notice may be given by service as in civil actions or by certified mail addressed to the last known address of the person liable.

(b)  (1)  Any person who purchases a security in violation of § 48-2-121(a) (the seller not knowing of the violation of § 48-2-121(a), and who does not carry the burden of proof of showing that the purchaser did not know and in the exercise of reasonable care could not have known of the violation of § 48-2-121(a)) shall be liable to the person selling the security to the purchaser to return the security, plus any income received by the purchaser thereon, upon tender of the consideration received, or, if the purchaser no longer owns the security, the excess of the value of the security when the purchaser no longer owns the security, the excess of the value of the security when the purchaser disposed of it, plus interest at the legal rate from the date of disposition, over the consideration paid for the security.

     (2)  Tender requires only notice of willingness to pay the amount specified in exchange for the security.

     (3)  Any notice may be given by service as in civil actions or by certified mail to the last known address of the person liable.

(c)  (1)  Any person who willfully engages in any act or conduct which violates § 48-2-121 shall be liable to any other person (not knowing that any such conduct constituted a violation of § 48-2-121) who purchases or sells any security at a price which was affected by the act or conduct for the damages sustained as a result of such act or conduct unless the person sued shall prove that the person sued acted in good faith and did not know, and in the exercise of reasonable care could not have known, that such act or conduct violated § 48-2-121.

     (2)  Damages shall be the difference between the price at which the other person purchased or sold securities and the market value which the securities would have had at the time of the other person's purchase or sale in the absence of the act or conduct plus interest at the legal rate.

(d)  Any person who shall make or cause to be made any statement in any application, report, or document filed pursuant to this part or any rule or order hereunder or any undertaking contained in a registration statement hereunder, or in any advice given in such person's capacity as an investment adviser, which statement was at the time and in the light of the circumstances under which it was made false or misleading with respect to any material fact, shall be liable to any person (not knowing that any such statement was false or misleading) who, in reliance upon such statement, shall have purchased or sold a security at a price which was affected by such statement, for damages (calculated as provided in subsections (a) and (b)) caused by such reliance, unless the person sued shall prove that the person sued acted in good faith and had no knowledge that such statement was false or misleading and in the exercise of reasonable care could not have known that such statement was false or misleading.

(e)  A person seeking to enforce any liability under this section may sue either at law or in equity in any court of competent jurisdiction.

(f)  In any such suit under this section, the court may, in its discretion, require an undertaking for the payment of the costs of such suit, and assess reasonable costs, including reasonable attorneys' fees, against either party litigant.

(g)  Every person who directly or indirectly controls a person liable under this section, every partner, principal executive officer, or director of such person, every person occupying a similar status or performing similar functions, every employee of such person who materially aids in the act or transaction constituting the violation, and every broker-dealer or agent who materially aids in the act or transaction constituting the violation, are also liable jointly and severally with and to the same extent as such person, unless the person who would be liable under this subsection (g) proves that the person who would be liable did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist. There is contribution as in cases of contract among the several persons so liable.

(h)  No action shall be maintained under this section unless commenced before the expiration of five (5) years after the act or transaction constituting the violation or the expiration of two (2) years after the discovery of the facts constituting the violation, or after such discovery should have been made by the exercise of reasonable diligence, whichever first expires.

(i)  Any condition, stipulation, or provision binding any person acquiring any security to waive compliance with any provision of this part or any rule or order hereunder is void.

(j)  The rights and remedies under this part are in addition to any other rights or remedies that may exist at law or in equity.

(k)  The legal rate of interest shall be that as provided by § 47-14-121.

EXCERPTS FROM THE TEXAS SECURITIES ACT

Sec. 33. Civil Liability with Respect to Issuance or Sale of a Security.

A. Liability of Sellers.

(1) Registration and Related Violations. A person who offers or sells a security in violation of Section 7, 9 (or a requirement of the Commissioner thereunder), 12, 23C, or an order under 23A or 23-2 of this Act is liable to the person buying the security from him, who may sue either at law or in equity for rescission or for damages if the buyer no longer owns the security.

(2) Untruth or Omission. A person who offers or sells a security (whether or not the security or transaction is exempt under Section 5 or 6 of this Act) by means of an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, is liable to the person buying the security from him, who may sue either at law or in equity for rescission, or for damages if the buyer no longer owns the security. However, a person is not liable if he sustains the burden of proof that either (a) the buyer knew of the untruth or omission or (b) he (the offeror or seller) did not know, and in the exercise of reasonable care could not have known, of the untruth or omission. The issuer of the security (other than a government issuer identified in Section 5M) is not entitled to the defense in clause (b) with respect to an untruth or omission (i) in a prospectus required in connection with a registration statement under Section 7A, 7B, or 7C, or (ii) in a writing prepared and delivered by the issuer in the sale of a security.

B. Liability of Buyers. A person who offers to buy or buys a security (whether or not the security or transaction is exempt under Section 5 or 6 of this Act) by means of an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, is liable to the person selling the security to him, who may sue either at law or in equity for rescission or for damages if the buyer no longer owns the security. However, a person is not liable if he sustains the burden of proof that either (a) the seller knew of the untruth or omission, or (b) he (the offeror or buyer) did not know, and in the exercise of reasonable care could not have known, of the untruth or omission.

D. Rescission and Damages. For this Section 33:

(1) On rescission, a buyer shall recover (a) the consideration he paid for the security plus interest thereon at the legal rate from the date of payment by him, less (b) the amount of any income he received on the security, upon tender of the security (or a security of the same class and series).

(2) On rescission, a seller shall recover the security (or a security of the same class and series) upon tender of (a) the consideration he received for the security plus interest thereon at the legal rate from the date of receipt by him, less (b) the amount of any income the buyer received on the security.

(3) In damages, a buyer shall recover (a) the consideration the buyer paid for the security plus interest thereon at the legal rate from the date of payment by the buyer, less (b) the greater of:

(i) the value of the security at the time the buyer disposed of it plus the amount of any income the buyer received on the security; or

(ii) the actual consideration received for the security at the time the buyer disposed of it plus the amount of any income the buyer received on the security.

(4) In damages, a seller shall recover (a) the value of the security at the time of sale plus the amount of any income the buyer received on the security, less (b) the consideration paid the seller for the security plus interest thereon at the legal rate from the date of payment to the seller.

(5) For a buyer suing under Section 33C, the consideration he paid shall be deemed the lesser of (a) the price he paid and (b) the price at which the security was offered to the public.

(6) On rescission or as a part of damages, a buyer or a seller shall also recover costs.

(7) On rescission or as a part of damages, a buyer or a seller may also recover reasonable attorney's fees if the court finds that the recovery would be equitable in the circumstances.

E. Time of Tender. Any tender specified in Section 33D may be made at any time before entry of judgment.

F. Liability of Control Persons and Aiders.

(1) A person who directly or indirectly controls a seller, buyer, or issuer of a security is liable under Section 33A, 33B, or 33C jointly and severally with the seller, buyer, or issuer, and to the same extent as if he were the seller, buyer, or issuer, unless the controlling person sustains the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist.

(2) A person who directly or indirectly with intent to deceive or defraud or with reckless disregard for the truth or the law materially aids a seller, buyer, or issuer of a security is liable under Section 33A, 33B, or 33C jointly and severally with the seller, buyer, or issuer, and to the same extent as if he were the seller, buyer, or issuer.

(3) There is contribution as in cases of contract among the several persons so liable.

G. Survivability of Actions. Every cause of action under this Act survives the death of any person who might have been a plaintiff or defendant.

H. Statute of Limitations.

(1) No person may sue under Section 33A(1) or 33F so far as it relates to Section 33A(1):

(a) more than three years after the sale; or

(b) if he received a rescission offer (meeting the requirements of Section 33I) before suit unless he (i) rejected the offer in writing within 30 days of its receipt and (ii) expressly reserved in the rejection his right to sue; or

(c) more than one year after he so rejected a rescission offer meeting the requirements of Section 33I.

(2) No person may sue under Section 33A(2), 33C, or 33F so far as it relates to 33A(2) or 33C:

(a) more than three years after discovery of the untruth or omission, or after discovery should have been made by the exercise of reasonable diligence; or

(b) more than five years after the sale; or

(c) if he received a rescission offer (meeting the requirements of Section 33I) before suit, unless he (i) rejected the offer in writing within 30 days of its receipt, and (ii) expressly reserved in the rejection his right to sue; or

(d) more than one year after he so rejected a rescission offer meeting the requirements of Section 33I.

(3) No person may sue under Section 33B or 33F so far as it relates to Section 33B:

(a) more than three years after discovery of the untruth or omission, or after discovery should have been made by the exercise of reasonable diligence; or

(b) more than five years after the purchase; or

(c) if he received a rescission offer (meeting the requirements of Section 33J) before suit unless he (i) rejected the offer in writing within 30 days of its receipt, and (ii) expressly reserved in the rejection his right to sue; or

(d) more than one year after he so rejected a rescission offer meeting the requirements of Section 33J.

EXCERPTS FROM UTAH UNIFORM SECURITIES ACT

61-1-22.   Sales and purchases in violation -- Remedies -- Limitation of actions.
     (1) (a) This Subsection (1) applies to a person who:
     (i) offers or sells a security in violation of:
     (A) Subsection 61-1-3(1);
     (B) Section 61-1-7;
     (C) Subsection 61-1-17(2);
     (D) a rule or order under Section 61-1-15, which requires the affirmative approval of sales literature before it is used; or
     (E) a condition imposed under Subsection 61-1-10(4) or 61-1-11(7); or
     (ii) offers, sells, or purchases a security in violation of Subsection 61-1-1(2).
     (b) A person described in Subsection (1)(a) is liable to a person selling the security to or buying the security from the person described in Subsection (1)(a). The person to whom the person described in Subsection (1)(a) is liable may sue either at law or in equity to recover the consideration paid for the security, together with interest at 12% per year from the date of payment, costs, and reasonable attorney fees, less the amount of income received on the security, upon the tender of the security or for damages if the person no longer owns the security.
     (c) Damages are an amount calculated as follows:
     (i) subtract from the amount that would be recoverable upon a tender under Subsection (7)(b) the value of the security when the buyer disposed of the security; and
     (ii) add to the amount calculated under Subsection (1)(c)(i) interest at:
     (A) 12% per year:
     (I) beginning the day on which the security is purchased by the buyer; and
     (II) ending on the date of disposition; and
     (B) after the period described in Subsection (1)(c)(ii)(A), 12% per year on the amount lost at disposition.
     (2) The court in a suit brought under Subsection (1) may award an amount equal to three times the consideration paid for the security, together with interest, costs, and attorney fees, less any amounts, all as specified in Subsection (1) upon a showing that the violation was reckless or intentional.
     (3) A person who offers or sells a security in violation of Subsection 61-1-1(2) is not liable under Subsection (1)(a) if the purchaser knew of the untruth or omission, or the seller did not know and in the exercise of reasonable care could not have known of the untrue statement or misleading omission.
     (4) (a) Every person who directly or indirectly controls a seller or buyer liable under Subsection (1), every partner, officer, or director of such a seller or buyer, every person occupying a similar status or performing similar functions, every employee of such a seller or buyer who materially aids in the sale or purchase, and every broker-dealer or agent who materially aids in the sale or purchase are also liable jointly and severally with and to the same extent as the seller or purchaser, unless the nonseller or nonpurchaser who is so liable sustains the burden of proof that the nonseller or nonpurchaser did not know, and in exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist.
     (b) There is contribution as in cases of contract among the several persons so liable.
     (5) A tender specified in this section may be made at any time before entry of judgment.
     (6) A cause of action under this section survives the death of a person who might have been a plaintiff or defendant.
     (7) (a) An action may not be maintained to enforce liability under this section unless brought before the earlier of:
     (i) the expiration of five years after the act or transaction constituting the violation; or
     (ii) the expiration of two years after the discovery by the plaintiff of the facts constituting the violation.
     (b) A person may not sue under this section if:
     (i) the buyer or seller received a written offer, before suit and at a time when the buyer or seller owned the security, to refund the consideration paid together with interest at 12% per year from the date of payment, less the amount of any income received on the security, and the buyer or seller failed to accept the offer within 30 days of its receipt; or
     (ii) the buyer or seller received such an offer before suit and at a time when the buyer or seller did not own the security, unless the buyer or seller rejected the offer in writing within 30 days of its receipt.
     (8) A person who has made or engaged in the performance of any contract in violation of this chapter or any rule or order issued under this chapter, or who has acquired a purported right under any such contract with knowledge of the facts by reason of which its making or performance was in violation, may not base a suit on the contract.

     (9) A condition, stipulation, or provision binding a person acquiring a security to waive compliance with this chapter or a rule or order issued under this chapter is void.
     (10) (a) The rights and remedies provided by this chapter are in addition to any other rights or remedies that may exist at law or in equity.
     (b) This chapter does not create a cause of action not specified in this section or Subsection 61-1-4(6).

EXCERPTS FROM WASHINGTON SECURITIES ACT

RCW 21.20.430

Civil liabilities — Survival, limitation of actions — Waiver of chapter void — Scienter.

(1) Any person, who offers or sells a security in violation of any provisions of RCW 21.20.010, 21.20.140 (1) or (2), or 21.20.180 through 21.20.230, is liable to the person buying the security from him or her, who may sue either at law or in equity to recover the consideration paid for the security, together with interest at eight percent per annum from the date of payment, costs, and reasonable attorneys' fees, less the amount of any income received on the security, upon the tender of the security, or for damages if he or she no longer owns the security. Damages are the amount that would be recoverable upon a tender less (a) the value of the security when the buyer disposed of it and (b) interest at eight percent per annum from the date of disposition.

     (2) Any person who buys a security in violation of the provisions of RCW 21.20.010 is liable to the person selling the security to him or her, who may sue either at law or in equity to recover the security, together with any income received on the security, upon tender of the consideration received, costs, and reasonable attorneys' fees, or if the security cannot be recovered, for damages. Damages are the value of the security when the buyer disposed of it, and any income received on the security, less the consideration received for the security, plus interest at eight percent per annum from the date of disposition, costs, and reasonable attorneys' fees.

     (3) Every person who directly or indirectly controls a seller or buyer liable under subsection (1) or (2) above, every partner, officer, director or person who occupies a similar status or performs a similar function of such seller or buyer, every employee of such a seller or buyer who materially aids in the transaction, and every broker-dealer, salesperson, or person exempt under the provisions of RCW 21.20.040 who materially aids in the transaction is also liable jointly and severally with and to the same extent as the seller or buyer, unless such person sustains the burden of proof that he or she did not know, and in the exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist. There is contribution as in cases of contract among the several persons so liable.

     (4)(a) Every cause of action under this statute survives the death of any person who might have been a plaintiff or defendant.

     (b) No person may sue under this section more than three years after the contract of sale for any violation of the provisions of RCW 21.20.140 (1) or (2) or 21.20.180 through 21.20.230, or more than three years after a violation of the provisions of RCW 21.20.010, either was discovered by such person or would have been discovered by him or her in the exercise of reasonable care. No person may sue under this section if the buyer or seller receives a written rescission offer, which has been passed upon by the director before suit and at a time when he or she owned the security, to refund the consideration paid together with interest at eight percent per annum from the date of payment, less the amount of any income received on the security in the case of a buyer, or plus the amount of income received on the security in the case of a seller.

     (5) No person who has made or engaged in the performance of any contract in violation of any provision of this chapter or any rule or order hereunder, or who has acquired any purported right under any such contract with knowledge of the facts by reason of which its making or performance was in violation, may base any suit on the contract. Any condition, stipulation, or provision binding any person acquiring any security to waive compliance with any provision of this chapter or any rule or order hereunder is void.

     (6) Any tender specified in this section may be made at any time before entry of judgment.

     (7) Notwithstanding subsections (1) through (6) of this section, if an initial offer or sale of securities that are exempt from registration under RCW 21.20.310 is made by this state or its agencies, political subdivisions, municipal or quasi-municipal corporations, or other instrumentality of one or more of the foregoing and is in violation of RCW 21.20.010(2), and any such issuer, member of the governing body, committee member, public officer, director, employee, or agent of such issuer acting on its behalf, or person in control of such issuer, member of the governing body, committee member, public officer, director, employee, or agent of such person acting on its behalf, materially aids in the offer or sale, such person is liable to the purchaser of the security only if the purchaser establishes scienter on the part of the defendant. The word "employee" or the word "agent," as such words are used in this subsection, do not include a bond counsel or an underwriter. Under no circumstances whatsoever shall this subsection be applied to require purchasers to establish scienter on the part of bond counsels or underwriters. The provisions of this subsection are retroactive and apply to any action commenced but not final before July 27, 1985. In addition, the provisions of this subsection apply to any action commenced on or after July 27, 1985.

EXCERPTS FROM WYOMING SECURITIES ACT

17-4-122. Civil liability of sellers violating provisions.

 (a) Any person who:

 (i) Offers or sells a security in violation of W.S. 17-4-103(a), 17-4-107, or 17-4-117(b) or of any rule or order under W.S. 17-4-115 which requires the affirmative approval of sales literature before it is used, or of any condition imposed under W.S. 17-4-110(d), 17-4-111(g), or 17-4-111(h); or

 (ii) Offers or sells a security by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading (the buyer not knowing of the untruth or omission), and who does not sustain the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of the untruth or omission, is liable to the person buying the security from him, who may sue either at law or in equity to recover the consideration paid for the security, together with interest at six percent (6%) per year from the date of payment, costs, and reasonable attorneys' fees, less the amount of any income received on the security, upon the tender of the security, or for damages if he no longer owns the security. Damages are the amount that would be recoverable upon a tender less the value of the security when the buyer disposed of it and interest at six percent (6%) per year from the date of disposition.

 (b) Every person who directly or indirectly controls a seller liable under subsection (a) of this section, every partner, officer, or director of such a seller, every person occupying a similar status or performing similar functions, every employee of such a seller who materially aids in the sale, and every broker-dealer or agent who materially aids in the sale are also liable jointly and severally with and to the same extent as the seller, unless the nonseller who is so liable sustains the burden of proof that he did not know, and in exercise of reasonable care could not have known, of the existence of the facts by reason of which the liability is alleged to exist. There is contribution as in cases of contract among the several persons so liable.

 (c) Any tender specified in this section may be made at any time before entry of judgment.

 (d)  Every cause of action under this act survives the death of any person who might have been a plaintiff or defendant.

 (e)  No person may sue under this section more than two (2) years after the contract of sale. No person may sue under this section:

(i) If the buyer received a written offer, before suit and at a time when he owned the security, to refund the consideration paid together with interest at six percent (6%) per year from the date of payment, less the amount of any income received on the security, and he failed to accept the offer within thirty (30) days of its receipt; or

 (ii)

 If the buyer received such an offer before suit and at a time when he did not own the security, unless he rejected the offer in writing within thirty (30) days of its receipt.

 (f) No person who has made or engaged in the performance of any contract in violation of any provision of this act or any rule or order hereunder, or who has acquired any purported right under any such contract with knowledge of the facts by reason of which its making or performance was in violation, may base any suit on the contract.

 (g) Any condition, stipulation, or provision binding any person acquiring any security to waive compliance with any provision of this act or any rule or order hereunder is void.